                                                                   EXHIBIT 10.30

                                                                  EXECUTION COPY
                                                                  --------------


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                                CREDIT AGREEMENT

                          Dated as of November 30, 1994

                As Amended and Restated as of September 26, 1996

                                      Among

                             LWWI BROADCASTING INC.

                           LIN TELEVISION CORPORATION

                 THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF

                               BARCLAYS BANK, PLC,
                              FLEET NATIONAL BANK,
                           NATIONSBANK OF TEXAS, N.A.
                                       and
                            THE BANK OF NOVA SCOTIA,
                                  as Co-Agents

                              THE BANK OF NEW YORK,
                            THE CHASE MANHATTAN BANK,
                            CITICORP SECURITIES, INC.
                                       and
                       TORONTO DOMINION (NEW YORK), INC.,
                               as Arranging Agents

                              THE BANK OF NEW YORK,
                             as Documentation Agent

                            THE CHASE MANHATTAN BANK,
                              as Syndication Agent

                                       and

                         TORONTO DOMINION (TEXAS), INC.,
                             as Administrative Agent

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



                        TABLE OF CONTENTS

                                                              PAGE
                                                              ----

                            ARTICLE 1

                         CREDIT FACILITY

     1.01.  Commitment to Lend................................ 1
               (a)  RC Loans.................................. 1
               (b)  Incremental Facility...................... 1
               (c)  Type of Loans............................. 2
     1.02.  Manner of Borrowing............................... 2
     1.03.  Interest.......................................... 4
               (a)  Rates..................................... 4
               (b)  Payment................................... 4
               (c)  Conversion and Continuation............... 4
               (d)  Maximum Interest Rate..................... 5
     1.04.  Repayment......................................... 6
     1.05.  Prepayments....................................... 6
               (a)  Optional Prepayments...................... 6
               (b)  Mandatory Prepayments..................... 6
                      (i)  Asset Disposition Mandatory
                         Prepayments.......................... 6
                     (ii)  Insurance Proceeds Mandatory
                         Prepayments.......................... 7
                    (iii)  Excess Loans Mandatory
                         Prepayments.......................... 8
               (c)  Application to Types of Loans............. 8
     1.06.  Limitation on Types of Loans...................... 8
     1.07.  Reduction and Termination of Commitments.......... 8
               (a)  Optional Reduction of Commitments......... 8
               (b)  Mandatory Reduction of Commitments........ 9
     1.08.  Fees............................................. 10
               (a)  Commitment Fees.......................... 10
               (b)  Agents' Fees............................. 10
               (c)  Fees Non-Refundable...................... 10
     1.09.  Computation of Interest and Fees................. 11
     1.10.  Evidence of Indebtedness......................... 11
     1.11.  Payments by the Borrower......................... 11
               (a)  Time, Place and Manner................... 11
               (b)  No Reductions............................ 11
               (c)  Extension of Payment Dates............... 12
     1.12.  Distribution of Payments by the Administrative
          Agent.............................................. 12

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     1.13.  Taxes............................................ 13
               (a)  Taxes Payable by the Borrower............ 13
               (b)  Taxes Payable by any Agent or any Bank... 13
               (c)  Exemption from U.S. Withholding and
                    Backup Withholding Taxes................. 13
     1.14.  Pro Rata Treatment............................... 14


                            ARTICLE 2

         CONDITIONS TO EFFECTIVENESS; CONDITIONS TO LOANS

     2.01.  Conditions to Effectiveness...................... 15
     2.02.  Conditions to Each Loan.......................... 16


                            ARTICLE 3

              CERTAIN REPRESENTATIONS AND WARRANTIES

     3.01.  Organization; Power; Qualification............... 17
     3.02.  Subsidiaries..................................... 17
     3.03.  Authorization; Enforceability; Required
          Consents; Absence of Conflicts..................... 17
     3.04.  Taxes............................................ 18
     3.05.  Litigation....................................... 19
     3.06.  Burdensome Provisions............................ 19
     3.07.  No Adverse Change or Event; Additional Adverse
          Facts.............................................. 19
     3.08.  Investment Company Act........................... 20
     3.09.  Substance Release and Disposal................... 20
     3.10.  Compliance with Law.............................. 20
     3.11.  No Catastrophic Events........................... 20
     3.12.  Condition of Broadcast Stations.................. 21
     3.13.  Public Utility Holding Company Act............... 21
     3.14.  Capital Stock.................................... 21
     3.15.  No Limitations on Dividends...................... 21
     3.16.  FCC Licenses..................................... 21
     3.17.  Regulation of the Banks.......................... 22
     3.18.  Existing Indebtedness............................ 22
     3.19.  Material Agreements.............................. 22
     3.20.  Title to Property................................ 22
     3.21.  Network Affiliation Agreements................... 23

                            ARTICLE 4

                        CERTAIN COVENANTS

     A. ..................................................... 23
     4.01.  Preservation of Existence; Maintenance of
          Corporate Separateness............................. 23
     4.02.  Preservation of Rights and Properties............ 24
     4.03.  Business Activities.............................. 24

     4.04.  Payment of Taxes and Liabilities................. 24
     4.05.  Compliance With Applicable Laws and Contracts;
          Maintenance of Material Agreements................. 24
     4.06.  Preservation of Loan Document Enforceability..... 25
     4.07.  Insurance........................................ 25
     4.08.  Use of Proceeds.................................. 25
     4.09.  Ownership of Subsidiaries; Additional
          Subsidiaries....................................... 25
     4.10.  [Reserved]....................................... 26
     4.11.  [Reserved]....................................... 26

     B. ..................................................... 26
     4.12.  Indebtedness..................................... 26
     4.13.  Guaranties....................................... 28
     4.14.  Liens............................................ 28
     4.15.  Restricted Payments.............................. 28
     4.16.  Merger or Consolidation.......................... 29
     4.17.  Disposition of Assets............................ 30
     4.18.  Acquisitions..................................... 31
     4.19.  Taxes of Other Persons........................... 31
     4.20.  Benefit Plans.................................... 31
     4.21.  Transactions with Affiliates..................... 31
     4.22.  Limitation on Restrictive Covenants.............. 31
     4.23.  Issuance of Capital Securities................... 32
     4.24.  Substance Storage and Disposal................... 32
     4.25.  [Reserved]....................................... 32
     4.26.  Amendments, Etc.................................. 32
     4.27.  Limitations with respect to Certain Other
          Indebtedness....................................... 33

     C. ..................................................... 33
     4.28.  Ratio of Consolidated Operating Cash Flow to
          Consolidated Interest Expense...................... 33
     4.29.  Ratio of Consolidated Free Cash Flow to
          Consolidated Pro Forma Debt Service................ 33
     4.30.  Leverage Ratio................................... 33


                            ARTICLE 5

                           INFORMATION

     5.01.  Information to Be Furnished...................... 34
               (a)  Quarterly Financial Statements........... 34
               (b)  Year End Financial Statements;
                    Accountants' Certificate................. 34
               (c)  Officer's Certificate as to Financial
                    Statements and Defaults.................. 35
               (d)  Reports and Filings...................... 35
               (e)  Requested Information.................... 36
               (f)  Notice of Defaults, Material Adverse
                    Changes and Other Matters................ 36
     5.02.  Accuracy of Financial Statements and
          Information ....................................... 37

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               (a)  Historical Financial Statements.......... 37
               (b)  Future Financial Statements.............. 38
               (c)  Information.............................. 38
     5.03.  Additional Covenants Relating to Disclosure...... 39
               (a)  Accounting Methods and Financial Records. 39
               (b)  Fiscal Year.............................. 39
               (c)  Visits, Inspections and Discussions...... 39


                            ARTICLE 6

                             DEFAULT

     6.01.  Events of Default................................ 40
     6.02.  Remedies Upon Event of Default................... 44


                            ARTICLE 7

              ADDITIONAL CREDIT FACILITY PROVISIONS

     7.01.  Mandatory Suspension and Conversion of
          Eurodollar Rate Loans.............................. 44
     7.02.  Increased Costs, Etc............................. 46
     7.03.  Capital Requirements............................. 46
     7.04.  Funding Losses................................... 46
     7.05.  Certain Determinations........................... 47
     7.06.  Change of Lending Office......................... 47


                            ARTICLE 8

                            THE AGENTS

     8.01.  Appointment and Powers........................... 48
     8.02.  Limitation on Agents' Liability.................. 48
     8.03.  Defaults......................................... 49
     8.04.  Rights as a Bank................................. 49
     8.05.  Indemnification.................................. 50
     8.06.  Non Reliance on Agents and Other Banks........... 50
     8.07.  Execution and Amendment of Loan Documents on
          Behalf of the Banks................................ 50
     8.08.  Resignation of an Agent.......................... 51


                            ARTICLE 9

                          MISCELLANEOUS

     9.01.  Notices and Deliveries........................... 51
               (a)  Manner of Delivery....................... 51
               (b)  Addresses................................ 51
               (c)  Effectiveness............................ 53

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               (d)  Reasonable Notice........................ 54
     9.02.  Expenses; Indemnification........................ 54
     9.03.  Amounts Payable Due Upon Request for Payment..... 55
     9.04.  Remedies of the Essence.......................... 55
     9.05.  Rights Cumulative................................ 55
     9.06.  Confidentiality; Disclosures..................... 55
     9.07.  Amendments; Waivers.............................. 56
     9.08.  Set-Off; Suspension of Payment and Performance... 57
     9.09.  Sharing of Recoveries............................ 58
     9.10.  Assignments and Participations................... 58
               (a)  Assignments.............................. 58
               (b)  Participations........................... 59
     9.11.  Governing Law.................................... 60
     9.12.  Judicial Proceedings; Waiver of Jury Trial....... 60
     9.13.  Reference Banks.................................. 61
     9.14.  Severability of Provisions....................... 61
     9.15.  Counterparts..................................... 62
     9.16.  Survival of Obligations.......................... 62
     9.17.  Entire Agreement................................. 62
     9.18.  Successors and Assigns........................... 62
     9.19.  Termination and Release; Further Assurances...... 62


                            ARTICLE 10

                          INTERPRETATION

     10.01.  Defined Terms................................... 62
     10.02.  Other Interpretive Provisions................... 93
     10.03.  Accounting Matters.............................. 94
     10.04.  Representations and Warranties.................. 94
     10.05.  Captions........................................ 95
     10.06.  Interpretation of Related Documents............. 95


ANNEX A   Banks, Lending Offices and Notice Addresses

Schedule 1.02            Notice of Borrowing
Schedule 1.03(c)(iv)     Notice of Conversion or Continuation
Schedule 1.05(a)         Notice of Prepayment
Schedule 2.01(a)(i)      Certificate as to Resolutions, Etc.

   Annex A               Resolutions of Board of Directors
   Annex A-1             Resolutions of Shareholders

Schedule 2.01(a)(iv)     Opinion of Counsel for each Loan Party
Schedule 2.01(a)(v)      Opinion of Counsel for the Arranging
                              Agents
Schedule 3.02            Schedule of Subsidiaries
Schedule 3.03            Schedule of Required Consents and
                              Governmental Approvals
Schedule 3.05            Schedule of Material Litigation
Schedule 3.07            Schedule of Additional Material Adverse
                              Facts
Schedule 3.16            Schedule of FCC Licenses
Schedule 3.19            Schedule of Material Agreements

Schedule 3.21            Schedule of Network Affiliation
                              Agreements
Schedule 4.12(c)         Schedule of Existing Indebtedness
Schedule 4.13            Schedule of Existing Guaranties
Schedule 4.14            Schedule of Existing Liens
Schedule 4.15            Schedule of Existing Investments
Schedule 4.20            Schedule of Existing Benefit Plans
Schedule 4.21            Transactions with Affiliates
Schedule 4.22            Schedule of Existing Restrictive
                              Covenants
Schedule 5.01(b)         Accountants' Certificate
Schedule 5.01(c)-1       Certificate as to Financial Statements
                              and Defaults (LIN Television)
Schedule 5.01(c)-2       Certificate as to Financial Statements
                              and Defaults (Borrower)
Schedule 5.02(a)         Schedule of Historical Financial
                              Information
Schedule 9.10(a)         Notice of Assignment

Exhibit A                Form of Promissory Note
Exhibit B                Guaranty Agreement

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                                CREDIT AGREEMENT

                          Dated as of November 30, 1994

         As Amended and Restated as of September 26, 1996

          LWWI BROADCASTING INC., a Delaware corporation, LIN TELEVISION CORPORATION, a Delaware corporation, the BANKS listed on the signature pages hereof, THE BANK OF NOVA SCOTIA, BARCLAYS BANK PLC, FLEET NATIONAL BANK and NATIONSBANK OF TEXAS, N.A., as Co-Agents, THE BANK OF NEW YORK, THE CHASE MANHATTAN BANK, CITICORP SECURITIES, INC. and TORONTO DOMINION (NEW YORK), INC., as Arranging Agents, THE BANK OF NEW YORK, as Documentation Agent, TORONTO DOMINION (TEXAS), INC., as Administrative Agent, and THE CHASE MANHATTAN BANK, as Syndication Agent, agree that the Credit Agreement among them dated as of November 30, 1994, as previously amended, shall be amended and restated, effective, subject to the conditions to effectiveness set forth in Section 2.01, as of the Restated Agreement Date, to read in its entirety as follows (with certain terms used herein being defined in Article 10):

                                    ARTICLE 1

                                 CREDIT FACILITY
                                 ---------------

          Section 1.01. COMMITMENT TO LEND. (a) RC LOANS. Upon the terms and subject to the conditions of this Agreement, each RC Bank severally but not jointly agrees to make, from time to time during the period from the Restated Agreement Date through the Maturity Date, one or more RC Loans to the Borrower in an aggregate unpaid principal amount not exceeding at any time such RC Bank's RC Commitment at such time. The aggregate amount of the Commitments on the Restated Agreement Date is $600,000,000.

          (b). INCREMENTAL FACILITY. (i) At any time prior to December 31, 1998, but only with prior notice to the Administrative Agent, the Borrower may request one or more of the Banks to provide commitments, in the amount of $10,000,000 or any integral multiple of $1,000,000 in excess thereof and in the aggregate in an amount not in excess of $300,000,000, for an additional revolving credit facility (an "Incremental Facility") to be provided hereunder on the terms and conditions as are set forth for the Incremental Commitments in this Agreement and the other Loan Documents (including but not limited to sharing on a PARI PASSU basis the Guaranty provided pursuant to the Guaranty Agreement), as they may be amended with the consent of the Borrower and the Required Banks to provide for such Incremental

Facility; PROVIDED that, in any event, the mandatory commitment reductions for such Incremental Facility shall be as set forth in Section 1.07(b)(ii). No Bank, by virtue of its being a party hereto, shall have any obligation to provide commitments for the Incremental Facility, and each Bank may determine in its sole and absolute discretion whether to provide such commitments.

          (ii) So long as the Borrower shall have given the Administrative Agent no less than 5 Business Days' prior notice of the effectiveness thereof, an Incremental Facility shall become effective hereunder upon the Borrower's receipt of commitments with respect thereto from Banks in the amount requested by, or otherwise acceptable to, the Borrower. Upon such effectiveness, Annex A shall be deemed amended to reflect such commitments. In the event that an Incremental Facility shall have become effective, the Incremental Banks shall be deemed to have agreed, severally and not jointly, upon the terms and subject to the conditions of this Agreement, to make from time to time during the period from the date of such effectiveness through the Maturity Date, one or more Incremental Loans to the Borrower in an aggregate unpaid principal amount not exceeding at any time such Incremental Bank's Incremental Commitment at such time; PROVIDED, HOWEVER, that no Incremental Loans shall be made at any time that the aggregate principal amount of the RC Loans at such time is less than the aggregate amount of the RC Commitments at such time.

          (c) TYPE OF LOANS. Subject to Section 1.06 and the other terms and conditions of this Agreement, the Loans may, at the option of the Borrower, be made as, and from time to time continued as or converted into, Base Rate or Eurodollar Rate Loans of any permitted Type, or any combination thereof.

          Secition 1.02. MANNER OF BORROWING. (a) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) no later than 10:00 a.m. (New York time) on, (i) in the case of Base Rate Loans, the Business Day before the requested date for the making of such Loans, and (ii) in the case of Eurodollar Rate Loans, the third Eurodollar Business Day, before the requested date for the making of such Loans. Each such notice shall be in the form of
SCHEDULE 1.02 and shall specify (i) whether the requested Loans are RC Loans or Incremental Loans, (ii) the requested date for the making of the requested Loans, which shall be, in the case of Base Rate Loans, a Business Day and, in the case of Eurodollar Rate Loans, a Eurodollar Business Day, (iii) the Type or Types of Loans requested and (iv) the amount of each such Type of Loan, the aggregate of which amounts for all Types of Loans requested shall be not less than the lesser of (x) (1) in the case of Base Rate Loans, $5,000,000 and (2) in the case of Eurodollar Rate Loans, $10,000,000 and (y) the aggregate amount of the applicable unused Commitments, and which amount, if in excess of the amount specified in clause (iv)(x)(1) or (2), as the case may be, for such Type of Loan, shall be in integral multiples of $1,000,000.

Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and of the amount and Type of each Loan to be made by such Bank on the requested date specified therein.

          (b) Not later than 12:00 noon (New York time) on each requested date for the making of Loans, each Bank shall, if it has received the notice contemplated by Section 1.02(a) in a timely fashion, make available to the Administrative Agent, in Dollars in funds immediately available to the Administrative Agent at the address of the Administrative Agent determined in accordance with the provisions of Section 9.01(a)(ii), the Loans to be made by such Bank on such date. Any Bank's failure to make any Loan to be made by it on the requested date therefor shall not relieve any other Bank of its obligation to make any Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure.

          (c) Unless the Administrative Agent shall have received notice from a Bank prior to 10:00 a.m. (New York time) on the requested date for the making of any Loans that such Bank will not make available to the Administrative Agent the Loans requested to be made by such Bank on such date, the Administrative Agent may assume that such Bank has made such Loans available to the Administrative Agent on such date in accordance with Section 1.02(b) and the Administrative Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Administrative Agent the Loans requested to be made by such Bank on such date and the Administrative Agent shall have so made available to the Borrower a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Administrative Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Administrative Agent to the Borrower until the date such amount shall have been repaid to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate. If such Bank does not pay such corresponding amount promptly upon the Administrative Agent's demand therefor, the Administrative Agent shall, within five Business Days after the date on which the Administrative Agent, on behalf of such Bank, shall have made available to the Borrower such corresponding amount, notify the Borrower and the Borrower shall immediately repay such corresponding amount to the Administrative Agent together with accrued interest thereon at the applicable rate or rates provided in Section 1.03(a).

          (d) All Loans made available to the Administrative Agent in accordance with Section 1.02(b) shall be disbursed by the Administrative Agent not later than 1:00 p.m. (New York time) on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account of the Borrower at the depositary specified in writing by the Borrower to the Administrative Agent from time to time or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Administrative Agent.

          Secition 1.03. INTEREST. (a) RATES. Each Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum equal to,
(i) so long as it is a Base Rate Loan, the Base Rate as in effect from time to time and (ii) so long as it is a Eurodollar Rate Loan, the applicable Adjusted Eurodollar Rate plus the Applicable Margin in effect from time to time during the Interest Period for such Loan. If all or any part of a Loan or any other amount due and payable under the Loan Documents is not paid when due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise), each Loan (whether or not due) and, to the maximum extent permitted by Applicable Law, each other amount payable (whether or not due) under the Loan Documents shall, to the maximum extent permitted by Applicable Law, bear interest for each day during the period from the date such amount became so due until it shall be paid in full (whether before or after judgment) at a rate per annum equal to the Post-Default Rate.

          (b) PAYMENT. Interest shall be payable, (i) in the case of Base Rate Loans, on each Interest Payment Date, (ii) in the case of Eurodollar Rate Loans, on the last day of each applicable Interest Period (and, in the case of a Eurodollar Rate Loan having an Interest Period longer than three months, at intervals of three months after the first day of such Interest Period), (iii) in the case of any Loan, when such Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued on the amount then so due or converted. Interest at the Post-Default Rate shall be payable on demand.

          (c) CONVERSION AND CONTINUATION. (i) Loans of any Type may, on any Business Day, be converted into any other Type or Types of Loans, PROVIDED that
(A) Eurodollar Rate Loans may be converted only on the last day of an applicable Interest Period, (B) Base Rate Loans may be converted into Eurodollar Rate Loans only on a Eurodollar Business Day and (C) the amount of all Types of Loans to be converted may not be less than the lesser of (x) (1) in the case of Base Rate Loans, $5,000,000 and (2) in the case of Eurodollar Rate Loans, $10,000,000 and
(y) the aggregate amount of the Loans outstanding at such time, and such amount, if in excess of the amount specified in clause (C)(x)(1) or (2), as the case may be, for such Type of Loan, shall be in integral multiples of $1,000,000.

               (ii) Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into Loans of another Type. Eurodollar Rate Loans of any Type shall continue as Loans of such Type until the end of the then current Interest

Period therefor, at which time they shall be automatically converted into Base Rate Loans unless the Borrower shall have given the Administrative Agent notice in accordance with Section 1.03(c)(iv) requesting either that such Loans continue as Loans of such Type for another Interest Period or that such Loans be converted into Loans of another Type at the end of such Interest Period.

               (iii) Notwithstanding anything to the contrary contained in
Section 1.03(c)(i) or (ii), during an Event of Default, the Administrative Agent may and, upon the instructions of the Required Banks, shall notify the Borrower that Loans may only be converted into or continued as Loans of certain specified Types (which, if the Required Banks shall have specified a Type or Types of Loans in any instructions given to the Administrative Agent pursuant to this
Section 1.03(c)(iii), shall be such Type or Types of Loans specified by the Required Banks) and, thereafter, until no Default shall continue to exist, Loans may not be converted into or continued as Loans of any Type other than one or more of such specified Types.

               (iv) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) of each conversion of Loans or continuation of Eurodollar Rate Loans no later than 10:00 a.m. (New York time) on, in the case of a conversion into or a continuation of Base Rate Loans, the Business Day, and, in the case of a conversion into or continuation of Eurodollar Rate Loans, the third Eurodollar Business Day, before the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of SCHEDULE 1.03(C)(IV) and shall specify (A) whether the Loans to be converted or continued are RC Loans or Incremental Loans, (B) the requested date of such conversion or continuation, (C) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of the Loans to be converted or continued and (D) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each Loan to be converted or continued by such Bank and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued.

          (d) MAXIMUM INTEREST RATE. Nothing contained in the Loan Documents shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by the Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the Loans.

          Secition 1.04 REPAYMENT. The Loans shall mature and become due and payable, and shall be repaid by the Borrower, in full on the Maturity Date.

          Secition 1.05 PREPAYMENT. (a) OPTIONAL PREPAYMENTS. The Borrower may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty (but subject to Section 7.04), except that (i) any partial prepayment pursuant to this Section 1.05(a) of Base Rate Loans shall be in an aggregate principal amount of at least $5,000,000 and integral multiples of $1,000,000 in excess thereof and any partial prepayment of Eurodollar Rate Loans shall be in an aggregate principal amount of at least $10,000,000 and integral multiples of $1,000,000 in excess thereof and (ii) the Borrower may not pursuant to this Section 1.05(a) prepay RC Loans at any time that Incremental Loans are outstanding. The Borrower shall give the Administrative Agent notice of each prepayment pursuant to this Section 1.05(a) no later than 10:00 a.m. (New York time) on, in the case of a prepayment of Base Rate Loans, the Business Day, and, in the case of a prepayment of Eurodollar Rate Loans, the second Eurodollar Business Day, before the date of such prepayment. Each such notice of prepayment shall be in the form of SCHEDULE 1.05(A) and shall specify (i) whether the Loans to be prepaid are RC Loans or Incremental Loans, (ii) the date such prepayment is to be made and (iii) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of the Loans to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each Loan of such Bank to be prepaid. Amounts to be prepaid pursuant to this Section 1.05(a) shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 1.03(b).

          (b)  Mandatory Prepayments.
               ---------------------

               (i) Asset Disposition Mandatory Prepayments.
                   ---------------------------------------

               (A) On each First Anniversary, the Borrower shall prepay the Loans in an amount equal to 100% of any Asset Disposition Net Cash Proceeds less the sum of (x) the amount of such Asset Disposition Net Cash Proceeds used by the Borrower, either directly or through any Restricted Subsidiary, to effect any acquisition or other transaction that is contemplated and permitted by Section 4.18 within the preceding year and (y) the amount of such Asset Disposition Net Cash Proceeds proposed to be used by the

     Borrower, either directly or through any Restricted Subsidiary, to effect any Delayed Transaction, as set forth in a certificate delivered to the Administrative Agent by a senior financial officer of the Borrower on the First Anniversary; PROVIDED, HOWEVER, that no such prepayment will be required to be made if the Leverage Ratio is less than 4.50 to 1 on the date such prepayment would otherwise have been due. Each such prepayment shall be apportioned between the RC Loans and the Incremental Loans on a pro rata basis, and if any portion of such prepayment remains unapplied after the RC Loans or Incremental Loans have been prepaid in full, such remaining portion shall be applied to the Loans that remain outstanding.

               (B) On the date which is eighteen months after the date of receipt by the Borrower and/or any of the Restricted Subsidiaries of any Asset Disposition Net Cash Proceeds, the Borrower shall prepay the Loans in an amount equal to the amount of such Asset Disposition Net Cash Proceeds set forth in the certificate of a senior financial officer delivered pursuant to clause (A)(y) above as proposed to be used to effect such Delayed Transaction, to the extent (if any) that such Asset Disposition Net Cash Proceeds were not in fact so used; PROVIDED, HOWEVER, that no such prepayment will be required to be made if the Leverage Ratio is less than
     4.50 to 1 on the date such prepayment would otherwise have been due. Each such prepayment shall be apportioned between the RC Loans and the Incremental Loans on a pro rata basis, and if any portion of such prepayment remains unapplied after the RC Loans or Incremental Loans have been prepaid in full, such remaining portion shall be applied to the Loans that remain outstanding.

          (ii) INSURANCE PROCEEDS MANDATORY PREPAYMENTS. On the first anniversary of the date of receipt by the Borrower and/or any of the Restricted Subsidiaries of any amounts paid pursuant to insurance policies by reason of theft, condemnation, physical destruction or damage or any other similar event with respect to any properties or assets of the Borrower or any of the Restricted Subsidiaries, the Borrower shall prepay the Loans in an amount equal to 100% of the amounts paid by reason of any such event, less any part of such amounts used by the Borrower, either directly or through the Restricted Subsidiaries, to construct, acquire, restore or replace the properties or assets so stolen, condemned, destroyed or damaged within the preceding year (or repay Indebtedness secured by such properties or assets), PROVIDED that (A) no such prepayment shall be required if the amount to be prepaid as the result of any one occurrence of theft, condemnation, physical destruction or damage or other similar event is less than $1,000,000 and (B) no such prepayment shall be required to be made out of proceeds paid under business interruption insurance policies. Each such prepayment shall be apportioned between the RC Loans and the Incremental Loans on a pro rata basis, and if any portion of such prepayment remains unapplied after the RC Loans or Incremental Loans have been prepaid in full, such remaining portion shall be applied to the Loans that remain outstanding.

               (iii) EXCESS LOANS MANDATORY PREPAYMENTS. The Borrower shall, on each date that a reduction in the RC Commitments or Incremental Commitments causes the aggregate principal amount of the RC Loans or Incremental Loans to exceed the applicable Commitments, prepay the applicable Loans in an aggregate amount not less than the amount of such excess.

          (c)  APPLICATION TO TYPES OF LOANS. Amounts prepaid pursuant to
Section 1.05(b) shall be applied first to prepay Base Rate Loans and then to prepay Eurodollar Rate Loans in the order that the Interest Periods for such Loans end. Amounts to be prepaid pursuant to Section 1.05(b) shall be paid on the day or within the time period specified therefor, whether or not such payment would require a prepayment of Eurodollar Rate Loans prior to the last day of an applicable Interest Period or would result in losses, costs or expenses compensable under Section 7.04.

          Section 1.06 LIMITATION ON TYPES OF LOANS. Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall borrow, prepay, convert and continue Loans in a manner such that (a) the aggregate principal amount of Eurodollar Rate Loans of the same Type and having the same Interest Period shall at all times be not less than $10,000,000, (b) there shall not be, at any one time, more than ten Interest Periods in effect with respect to Eurodollar Rate Loans of all Types, (c) there shall not be, at any one time, more than ten Eurodollar Rate Loans of all Types outstanding and (d) no payment of Eurodollar Rate Loans will have to be made prior to the last day of an applicable Interest Period in order to repay the Loans in the amounts and (subject to Section 1.11(c)) on the dates specified in Sections 1.04 and 1.05(b)(ii).

          Section 1.07 REDUCTION AND TERMINATION OF COMMITMENTS. (a) OPTIONAL REDUCTION OF COMMITMENTS. The Borrower may reduce the RC Commitments or Incremental Commitments by giving the Administrative Agent notice (which shall be irrevocable) thereof no later than 10:00 a.m. (New York time) on the fifth Business Day before the requested date of such reduction, except that, (i) no partial reduction of the Commitments shall be in an aggregate amount less than $10,000,000; (ii) no reduction may reduce the RC Commitments or Incremental Commitments to an amount less than the aggregate amount of, respectively, the RC Loans or Incremental Loans outstanding; and (iii) no reduction pursuant to this
Section 1.07(a) may reduce the RC Commitments unless the Incremental Commitments have been reduced to zero or otherwise terminated. Each such reduction pursuant to this Section 1.07(a) shall be applied to each of the remaining scheduled reductions pursuant to Section 1.07(b)(i) or (ii), as applicable, on a pro rata basis. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount to which such Bank's Commitment is to be reduced.

          (b) MANDATORY REDUCTION OF COMMITMENTS. (i) The aggregate RC
Commitments shall be automatically and permanently reduced, in equal semi-annual amounts within each of the years set forth below, on the last day of June and December in each of the years 1999 through and including 2004, commencing with June 30, 1999 and ending on the Maturity Date, in an amount equal to the amount set forth below for the appropriate year, except that, in any event, the final reduction shall be in an amount such that the aggregate RC Commitments shall be reduced to zero on the Maturity Date.

                                 Amount of
                              Each Semi-Annual
                                Reduction of
                 YEAR          RC COMMITMENTS
                 ----         ----------------

                 1999            $15,000,000
                 2000             60,000,000
                 2001             60,000,000
                 2002             60,000,000
                 2003             60,000,000
                 2004             45,000,000

          (ii) The aggregate Incremental Commitments shall be automatically and permanently reduced, in equal semi-annual amounts within each of the years 2001, 2002, 2003 and 2004, on the last day of June and December in each of such years, commencing with June 30, 2001 and ending on the Maturity Date, in an amount equal to, in the case of each such reduction, one-eighth of the aggregate Incremental Commitments on December 31, 1998, except that, in any event, the final reduction shall be in an amount such that the Incremental Commitment shall be reduced to zero on the Maturity Date.

          (iii) The aggregate Commitments shall be automatically and permanently reduced at the time of each mandatory prepayment required to be made (or, if no Loans are outstanding, that would have been required to be made) pursuant to
Section 1.05(b)(i) and (ii) in an amount equal to (A) in the case of Section 1.05(b)(i), the amount of the applicable Net Cash Proceeds and (B) in the case of Section 1.05(b)(ii), the amount of the applicable amounts received. Each such reduction pursuant to this Section 1.07(b)(iii) shall be apportioned between the RC Commitments and the Incremental Commitments on a pro rata basis and, as so apportioned, shall be applied to each of the remaining scheduled reductions pursuant to Sections 1.07(b)(i) and (ii) on a pro rata basis.

          Section 1.08. FEES. (a) COMMITMENT FEES. The Borrower shall pay to the
Administrative Agent for the account of each Bank a commitment fee on the daily unused amount of such Bank's Commitment for each day (i) prior to the Restated
Agreement Date at a rate per annum of 0.500% and (ii) from the Restated
Agreement Date through the Maturity Date at a rate per annum set forth below opposite the applicable Leverage Ratio (it being understood that each commitment fee shall be in effect from the third Business Day after the day the respective
Section 5.01 Financials are delivered to the Banks until the third Business Day after the day the next such Section 5.01 Financials are delivered to the Banks at which time the commitment fee shall be reset in accordance with the foregoing provisions of this Section):

                                         Commitment
          LEVERAGE RATIO                     FEE
          --------------                 ----------

      Greater than 3.00 to 1               0.2500%

      Less than or equal to                0.1875%
      3.00 to 1

; PROVIDED that, during any period in which an Event of Default shall have occurred and be continuing as a result of the failure of the Borrower to deliver
Section 5.01 Financials to each Bank when required pursuant to Section 5.01(a) or (b), as the case may be, the commitment fee shall be 0.2500%, and PROVIDED FURTHER that for the sole purposes of calculating the commitment fee, (i) no Event of Default shall be deemed to have occurred and be continuing if the Borrower shall have delivered the Section 5.01 Financials to the Administrative Agent when required pursuant to Section 5.01(a) or (b), as the case may be, even if such Section 5.01 Financials shall not have been delivered to each Bank when required pursuant to Section 5.01(a) or (b), as the case may be, and (ii) the Required Banks shall not unreasonably withhold their consent to any request by the Borrower to extend the time periods of 60 days or 90 days, as the case may be, set forth in Section 5.01(a) or (b). The commitment fee shall, in each case, be payable on successive Interest Payment Dates occurring prior to the Maturity Date, on the Maturity Date and on the date occurring prior to the Maturity Date of any reduction of such Commitment (to the extent accrued and unpaid on the amount of the reduction).

          (b) AGENTS' FEES. The Borrower shall pay to each Agent, for its own account, such fees, if any, as may be separately agreed in writing between the Borrower and such Agent. Such fees shall be payable in the amounts and at the times so agreed between the Borrower and such Agent.

          (c) FEES NON-REFUNDABLE. None of the fees payable under this Section
1.08 shall be refundable in whole or in part.

          Section 1.09. COMPUTATION OF INTEREST AND FEES. Interest and the commitment fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

          Section 1.10. EVIDENCE OF INDEBTEDNESS. Each Bank's Loans and the Borrower's obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement and the records of such Bank. The records of each Bank shall be prima facie evidence of such Bank's Loans and accrued interest thereon and of all payments made in respect thereof, absent manifest error. Upon the request of any Bank, the Borrower will provide a promissory note, substantially in the form of Exhibit A, evidencing the Loans of such Bank so long as (a) such Bank has requested such note in order to grant a security interest in such Loans to a Federal Reserve Bank and (b) such Federal Reserve Bank requires such a note in connection therewith.

          Section 1.11. PAYMENTS BY THE BORROWER. (a) TIME, PLACE AND MANNER. All payments due to any Agent under the Borrower Loan Documents shall be made to the Administrative Agent at the Administrative Agent's Office or to such other Person or at such other address as the Administrative Agent may designate by notice to the Borrower. All payments due to any Bank under the Borrower Loan Documents shall, in the case of payments on account of principal of or interest on the Loans or fees, be made to the Administrative Agent at the Administrative Agent's Office and, in the case of all other payments, be made directly to such Bank at its Domestic Lending Office or at such other address as such Bank may designate by notice to the Borrower. All payments due to any Agent or any Bank under the Borrower Loan Documents, whether made to the Administrative Agent or directly to such Agent or such Bank, shall be made for the account of, in the case of payments in respect of Eurodollar Rate Loans, such Bank's Eurodollar Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office (or, in the case of payments due to an Agent, to the Domestic Lending Office of such Agent acting in its capacity as a
Bank). A payment shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to such Person at such place, no later than 12:00 noon (New York time) on such day.

          (b) NO REDUCTIONS. All payments due to any Agent or any Bank under the Borrower Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrower thereunder, shall be made, observed or performed by the Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or

Tax, except, subject to the provisions of Section 1.13, for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

          (c) EXTENSION OF PAYMENT DATES. Whenever any payment to any Agent or any Bank under the Borrower Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, or, in the case of payments of the principal of Eurodollar Rate Loans, a Eurodollar Business Day, such payment shall instead be due on the next succeeding Business or Eurodollar Business Day, as the case may be, unless, in the case of a payment of the principal of Eurodollar Rate Loans, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding Eurodollar Business Day. If the date any payment under the Borrower Loan Documents is due is extended (whether by operation of any Borrower Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

          Section 1.12. DISTRIBUTION OF PAYMENTS BY THE ADMINISTRATIVE AGENT.
(a) The Administrative Agent shall promptly distribute to each Bank or each Agent, as the case may be, its ratable share of each payment received by the Administrative Agent under the Loan Documents for the account of the Banks or the Agents, as the case may be, by credit to an account of such Bank or such Agent, as the case may be, at the Administrative Agent's Office or by wire transfer to an account of such Bank or such Agent, as the case may be, at an office of any other commercial bank located in the United States.

          (b) Unless the Administrative Agent shall have received notice from the applicable Loan Party prior to the date on which any payment is due to the Banks or the Agents, as the case may be, under the Loan Documents that such Loan Party will not make such payment in full, the Administrative Agent may assume that such Loan Party has made such payment in full to the Administrative Agent on such date and the Administrative Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank or each Agent, as the case may be, on such due date a corresponding amount with respect to the amount then due such Bank or such Agent. If and to the extent such Loan Party shall not have so made such payment in full to the Administrative Agent and the Administrative Agent shall have so distributed to any Bank or any Agent a corresponding amount, such Bank or such Agent shall, on demand, repay to the Administrative Agent the amount so distributed, together with interest thereon, for each day from the date such amount is distributed to such Bank or such Agent until the date such Bank or such Agent repays such amount to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate.

          Section 1.13. TAXES (a) TAXES PAYABLE BY THE BORROWER. If any Tax is required to be withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment to any Agent or any Bank under the Loan Documents, the Borrower (i) shall, if required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (ii) shall pay to such Agent or such Bank, as applicable, such additional amounts as may be necessary so that the net amount received by such Agent or such Bank with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted, is equal to the full amount payable under the Loan Documents. If any Tax is withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment payable to any Agent or any Bank under the Loan Documents, the Borrower shall, as soon as possible, and in any event within five days, after the date of such payment, furnish to such Agent or such Bank, as applicable, the original or a certified copy of a receipt for such Tax from the applicable taxing authority. If any payment due to any Agent or any Bank under the Loan Documents is or is expected to be made without withholding or deducting therefrom, or otherwise paying in connection therewith, any Tax payable to any taxing authority, the Borrower shall, within 30 days after any request from such Agent or such Bank, as applicable, furnish to such Agent or such Bank a certificate from such taxing authority, or an opinion of counsel acceptable to such Agent or such Bank, in either case stating that no Tax payable to such taxing authority was or is, as the case may be, required to be withheld or deducted from, or otherwise paid by the Borrower in connection with, such payment.

          (b) TAXES PAYABLE BY ANY AGENT OR ANY BANK. The Borrower shall, promptly upon request by any Agent or any Bank for the payment thereof, pay to such Agent or such Bank, as the case may be, (i) all Taxes (other than Bank Taxes) payable by such Agent or such Bank, as the case may be, with respect to any payment due to such Agent or such Bank under the Loan Documents and (ii) all Taxes (including Bank Taxes) payable by such Agent or such Bank as a result of payments made by the Borrower (whether made to a taxing authority or to such Agent or such Bank) pursuant to Section 1.13(a) or (b).

          (c) EXEMPTION FROM U.S. WITHHOLDING AND BACKUP WITHHOLDING TAXES. (i) Each Bank that is not a "United States person" (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent (A) on or before the Restated Agreement Date, (1) two duly completed and signed copies of Internal Revenue Service Form 1001 or 4224 or any successor form, in each case entitling such Bank to a complete exemption from withholding of any United States federal income taxes on all amounts to be received by such Bank under the Loan Documents, and (2) a duly completed and signed copy of Internal Revenue Service Form W-8 or W-9 or any successor form, in each case entitling such Bank to a complete exemption from United States backup withholding tax on all amounts to be received by such Bank under the Loan Documents, and (B) from time to time thereafter, prior to the expiration or obsolescence of any previously delivered form or upon any previously delivered form becoming inaccurate or inapplicable, such further duly completed and signed copies of such forms or such other forms or certificates, in each case entitling such Bank to exemption from withholding of United States federal income taxes and from United States backup withholding tax to the maximum extent to which such Bank is then entitled under Applicable Law. Each Bank shall promptly notify the Borrower and the Administrative Agent if (A) it is required to withdraw or cancel any form or certificate previously submitted by it or any such form or certificate has otherwise become ineffective or inaccurate or (B) payments to it are or will be subject to withholding of United States federal income taxes or United States backup withholding tax to a greater extent than the extent to which payments to it were previously subject. Upon the request of the Borrower or the Administrative Agent, each Bank that is a United States person (as defined above) shall from time to time submit to the Borrower and the Administrative Agent a certificate to the effect that it is such a United States person.

          (ii) Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay any additional amount in respect of withholding of United States income taxes or United States backup withholding tax pursuant to Section 1.13 or Section 7.02 to any Bank (A) except to the extent United States federal income taxes or United States backup withholding tax, as the case may be, is required to be withheld as a result of a Regulatory Change or (B) to the extent such withholding is required because such Bank has failed to submit any form or certificate that it is entitled to so submit under Applicable Law.

          Section 1.14. PRO RATA TREATMENT. Except to the extent otherwise provided herein, (a) RC Loans and Incremental Loans of each Type to be made on any day shall be made by the Banks pro rata in accordance with their respective RC Commitments or Incremental Commitments, as applicable, (b) RC Loans or Incremental Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of RC Loans or Incremental Loans, as the case may be of the Type and, in the case of Eurodollar Rate Loans, having the Interest Period being so converted or continued, (c) each reduction in the RC Commitments or Incremental Commitments shall be made pro rata in accordance with the respective amounts thereof and (d) each payment of the principal of or interest on the Loans or of fees shall be made for the account of the Banks pro rata in accordance with the respective amounts thereof then due and payable.

                                    ARTICLE 2

                CONDITIONS TO EFFECTIVENESS; CONDITIONS TO LOANS
                ------------------------------------------------

          Section 2.01. CONDITIONS TO EFFECTIVENESS. This Agreement, as amended and restated as of the Restated Agreement Date, and the rights and obligations of the parties hereunder, shall become effective upon the fulfillment of each of the following conditions:

          (a) the Administrative Agent shall have received each of the following, in form and substance satisfactory to each Arranging Agent:

               (i) a certificate of the Secretary or an Assistant Secretary of each Loan Party, dated the Restated Agreement Date, substantially in the form of SCHEDULE 2.01(A)(I), to which shall be attached copies of the resolutions and by-laws referred to in such certificate;

              (ii) a copy of the certificate of incorporation of each Loan Party, certified, as of a recent date, by the Secretary of State or other appropriate official of such Loan Party's jurisdiction of incorporation;

             (iii) a good standing certificate with respect to each Loan Party, issued as of a recent date by the Secretary of State or other appropriate official of such Person's jurisdiction of incorporation, together with (in jurisdictions where it is available) a telegram from such Secretary of State or other official, updating the information in such certificate;

              (iv) an opinion of counsel for each Loan Party, which opinion shall be dated the Restated Agreement Date and shall be substantially in the form of SCHEDULE 2.01(A)(IV);

               (v) an opinion of counsel for the Arranging Agents, which opinion shall be dated the Restated Agreement Date and shall be substantially in the form of SCHEDULE 2.01(A)(V);

              (vi) a duly executed copy of the Guaranty Agreement;

             (vii) such additional materials as any Bank may have reasonably requested pursuant to Section 5.01(e); and

              (vi) a duly executed copy of this Agreement; and

          (b) all fees payable on or prior to the Restated Agreement Date pursuant to Section 1.08, and all amounts payable pursuant to Section 9.02 for which invoices have been delivered to the Borrower on or prior to the Restated Agreement Date, shall have been paid in full or arrangements reasonably satisfactory to each Arranging Agent shall have been made to cause them to be paid in full on the Restated Agreement Date.

          Section 2.02. CONDITIONS TO EACH LOAN. The obligation of each Bank to make each Loan requested to be made by it is subject to the fulfillment of each of the following conditions:

          (a) the Administrative Agent shall have received a notice of borrowing with respect to such Loan complying with the requirements of Section 1.02;

          (b) each Loan Document Representation and Warranty shall be true and correct at and as of the time such Loan is to be made, both with and without giving effect to such Loan and all other Loans to be made at such time and to the application of the proceeds thereof, except to the extent that any such Loan Document Representation and Warranty by its terms expressly relates to a specified prior date;

          (c) no Default shall have occurred and be continuing at the time such Loan is to be made or would result from the making of such Loan and all other Loans to be made at such time or from the application of the proceeds thereof;

          (d) each Bank shall have received such Information as it may have reasonably requested pursuant to Section 5.01(e); and

          (e) such Loan will not contravene any Applicable Law applicable to any Bank.

          Except to the extent that the Borrower shall have disclosed in the notice of borrowing, or in a subsequent notice given to the Banks prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of the requested Loans, that a condition specified in clause (b) or (c) of this Section 2.02 will not be fulfilled as of the requested time for the making of such Loans, the Borrower shall be deemed to have made a Representation and Warranty as of the time of the making of such Loans that the conditions specified in such clauses have been fulfilled as of such time. The inclusion by the Borrower of any such disclosure in any notice of borrowing, or in any such subsequent notice, shall not affect the right of each Bank to not make the Loans requested to be made by it if the conditions set forth in Section 2.02 have not been fulfilled as of the requested time for the making of the requested Loans.

                                    ARTICLE 3

                     CERTAIN REPRESENTATIONS AND WARRANTIES
                     --------------------------------------

          In order to induce each Bank to enter into this Agreement and to make each Loan requested to be made by it, LIN

Television and the Borrower, on a joint and several basis, represent and warrant as follows:

          Section 3.01. ORGANIZATION; POWER; QUALIFICATION. LIN Television, the Borrower and each Restricted Subsidiary are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, have the corporate power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and are duly qualified and in good standing as foreign corporations, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and will not have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

          Section 3.02. SUBSIDIARIES. SCHEDULE 3.02 sets forth, as of the Restated Agreement Date, all of the Subsidiaries of LIN Television, their jurisdictions of incorporation and the percentages of the various classes of their Capital Securities owned by LIN Television, the Borrower or another Subsidiary of LIN Television and indicates which Subsidiaries of LIN Television are Consolidated Subsidiaries of LIN Television. LIN Television, the Borrower or another Restricted Subsidiary, as the case may be, has the unrestricted right to vote, and (subject to limitations imposed by Applicable Law) to receive dividends and distributions on, all Capital Securities issued by Restricted Subsidiaries indicated on SCHEDULE 3.02 as owned by LIN Television, the Borrower or such Restricted Subsidiary. All the Capital Securities issued by Restricted Subsidiaries listed on SCHEDULE 3.02 have been duly authorized and issued and are fully paid and nonassessable.

          Section 3.03. AUTHORIZATION; ENFORCEABILITY; REQUIRED CONSENTS; ABSENCE OF CONFLICTS. (a) Each Loan Party has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder in the amount of the Commitments.

          (b) This Agreement has been, and each of the other Loan Documents to which each Loan Party is a party when delivered to the Administrative Agent will have been, duly executed and delivered by each Loan Party that is a party thereto and is, or when so delivered will be, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

          (c) (i) The execution, delivery and performance in accordance with their respective terms by each Loan Party of the Loan Documents to which it is party, (ii) each borrowing hereunder, whether or not in the amount of the unused Commitments and (iii) the operation of the Broadcast Business of LIN Television, the Borrower and the Restricted Subsidiaries do not and will not require any Governmental Approval or any other consent or approval, including any consent or approval of any Subsidiary or of the stockholders of LIN Television, the Borrower or any Subsidiary, other than (A) Governmental Approvals and other consents and approvals that have been duly obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such Governmental Approval or other consent or approval required under any Applicable Law or Contract as in effect on the Restated Agreement Date, are listed on SCHEDULE 3.03, and (B) in the case of the operation of the Broadcast Business of LIN Television, the Borrower and the Restricted Subsidiaries, Governmental Approvals the lack of which, singly or in the aggregate, has not had and could not have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

          (d) (i) The execution, delivery and performance in accordance with their respective terms by each Loan Party of the Loan Documents to which it is a party, and (ii) each borrowing hereunder, whether or not in the amount of the unused Commitments, do not and will not violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of LIN Television, the Borrower or any Restricted Subsidiary under, (A) any Material Agreement to which LIN Television, the Borrower or any Restricted Subsidiary is a party or by which LIN Television, the Borrower or any Restricted Subsidiary or any of their respective properties may be bound or (B) any Applicable Law.

          Section 3.04. TAXES. LIN Television, the Borrower and each Restricted Subsidiary have (a) filed all Tax returns required to have been filed by it under Applicable Law, (b) paid all Taxes that are shown thereon to be due, together with applicable interest and penalties, or have been assessed against it except for Taxes the failure to have paid which does not contravene Section
4.04 and (c) to the extent required by GAAP, reserved against all Taxes that are payable by it but are not yet due or that are shown to be due on any Tax return filed by it or have been assessed against it but have not yet been paid. The Private Letter Ruling is in full force and effect and has not been revoked or modified for any reason. To the knowledge of LIN Television, the Borrower or any Restricted Subsidiary, (a) no action has been proposed by the Internal Revenue Service that would result in, or threaten to result in, the Spin-Off or any related transaction being treated other than as described in the

Private Letter Ruling and (b) no facts or circumstances exist that would constitute grounds for revocation or modification of the Private Letter Ruling, including, without limitation, any such grounds described in 26 CFR [Section] 601.201(l) or Rev. Proc. 92-1, sec. 11 (or any superseding Revenue Procedure or other Internal Revenue Service pronouncement), except for any such actions, revocations or modifications that, alone or in conjunction with all other such actions, revocations or modifications, would not have a Materially Adverse Effect on (i) the Borrower and the Restricted Subsidiaries taken as a whole or
(ii) any Loan Document.

          Section 3.05. LITIGATION. Except as set forth on SCHEDULE 3.05, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or threatened (nor, to the knowledge of LIN Television, the Borrower or any Restricted Subsidiary, is there any basis therefor) against or in any other way relating to or affecting (a) LIN Television, the Borrower or any Restricted Subsidiary or any of their respective businesses or properties or (b) any Loan Document, except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a Materially Adverse Effect on (i) the Borrower and the Restricted Subsidiaries taken as a whole or (ii) any Loan Document.

          Section 3.06. BURDENSOME PROVISIONS. None of LIN Television, the Borrower or any Restricted Subsidiary is a party to or bound by any Contract or Applicable Law, compliance with which, singly or in the aggregate, could have a Materially Adverse Effect on (a) the Borrower and the Restricted Subsidiaries taken as a whole or (b) any Loan Document.

          Section 3.07. NO ADVERSE CHANGE OR EVENT; ADDITIONAL ADVERSE FACTS.
(a) Except for facts and circumstances disclosed on SCHEDULE 3.05 or SCHEDULE
3.07 or in the notes to the financial statements referred to in Section 5.02(a), no fact or circumstance is known to LIN Television, the Borrower or any Restricted Subsidiary, as of the Restated Agreement Date, and (b) since December 31, 1995, no change in the business, assets, Liabilities, financial condition, results of operations or business prospects of LIN Television, the Borrower or any Restricted Subsidiary has occurred, and no event has occurred or failed to occur, in each case that has had or could have, either alone or in conjunction with all other such facts, circumstances, changes, events and failures, a Materially Adverse Effect on (i) the Borrower and the Restricted Subsidiaries taken as a whole or (ii) any Loan Document. Such an adverse change may have occurred, and such an event may have occurred or failed to occur, at any particular time notwithstanding the fact that at such time no Default shall have occurred and be continuing. If a fact or circumstance disclosed on SCHEDULE 3.05 or SCHEDULE 3.07 or in the notes to the financial statements referred to in
Section 5.02(a) should in the future have a Materially Adverse Effect on

(x) the Borrower and the Restricted Subsidiaries taken as a whole or (y) any Loan Document, such Materially Adverse Effect shall be a change or event subject to this Section 3.07 notwithstanding such disclosure.

          Section 3.08. INVESTMENT COMPANY ACT. None of LIN Television, the Borrower or any Restricted Subsidiary of either of them is an "investment company" or a Person "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

          Section 3.09. SUBSTANCE RELEASE AND DISPOSAL. There have been no releases or disposals of hazardous wastes, environmental contaminants or other substances in quantities or locations that, singly or in the aggregate, could result in the incurrence by LIN Television, the Borrower or any of the Restricted Subsidiaries of remedial obligations under Applicable Law (including but not limited to any Environmental Law) that could have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole. None of LIN Television, the Borrower or any of the Restricted Subsidiaries has received any notice or order advising it that it has or may have any remedial obligation with respect to any such releases or disposals or that it is or may be responsible for the costs of any remedial action taken or to be taken by any other Persons with respect to any such releases or disposals, which obligation or cost, if fully payable, could, singly or in the aggregate, have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole. The operations and properties of LIN Television, the Borrower and each of the Restricted Subsidiaries comply in all material respects with all Environmental Laws and neither utilize, contain, nor are affected by any Hazardous Materials that are not treated in compliance with all Environmental Laws, and none of LIN Television, the Borrower or any of the Restricted Subsidiaries has any material liability, contingent or otherwise, under any Environmental Law.

          Section 3.10. COMPLIANCE WITH LAW. No Loan Party and no other Restricted Subsidiary is in violation of any Applicable Law (including, without limitation, ERISA and each FCC License and other Governmental Approval held by LIN Television, the Borrower or any Restricted Subsidiary), or in breach of any Contract, the violation or breach of which, singly or in the aggregate, could have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

          Section 3.11. NO CATASTROPHIC EVENTS. Neither the business nor the properties of LIN Television, the Borrower or any of the Restricted Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

          Section 3.12. CONDITION OF BROADCAST STATIONS. All of the material properties, equipment and systems of LIN Television, the Borrower and the Restricted Subsidiaries are, and all material properties, equipment and systems to be added in connection with any contemplated Broadcast Station expansion or construction will be, in good repair, working order and condition (ordinary wear and tear excepted) and are and will be in material compliance with all applicable standards, rules or requirements imposed by (a) any governmental agency or authority (including, without limitation, the FCC) and (b) any FCC License.

          Section 3.13. PUBLIC UTILITY HOLDING COMPANY ACT. No Loan Party is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935.

          Section 3.14. CAPITAL STOCK. On the Restated Agreement Date, the authorized capital stock of the Borrower consists of 1,000 shares of common stock, of which 1,000 shares are issued and outstanding. On the Restated Agreement Date, there are no commitments by the Borrower for the sale or other disposition of, and no outstanding options to purchase, the Capital Securities of the Borrower or any Restricted Subsidiary. None of LIN Television, the Borrower or any of the Restricted Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of the Capital Securities of the Borrower or any Restricted Subsidiary.

          3.15. NO LIMITATIONS ON DIVIDENDS. Neither the Borrower nor any of the Restricted Subsidiaries is subject or party to any Contract, Applicable Law or Lien (except for applicable statutory corporate law and the Loan Documents) restricting, directly or indirectly, the making of Restricted Payments, the payment of dividends by the Borrower or any such Restricted Subsidiary or the making of distributions, advances or other cash payments by the Borrower or any such Restricted Subsidiary.

          Section 3.16. FCC LICENSES. SCHEDULE 3.16 sets forth as of the Restated Agreement Date all FCC Licenses held by LIN Television, the Borrower or any Restricted Subsidiary at such time and, with respect to each such FCC License, the community of license and the call sign, frequency and expiration date thereof. With respect to the Broadcast Stations of LIN Television, the Borrower and the Restricted Subsidiaries, LIN Television, the Borrower and the Restricted Subsidiaries (a) have duly obtained all FCC Licenses that are required for the ownership and operation of the Broadcast Stations, (b) have filed all required registrations, applications, reports and other documents with the FCC, and (c) have paid all fees required to be paid by the FCC or the Communications Act. Each such FCC License is valid and in full force and effect, no event has occurred that would be reasonably likely to (i) result in the revocation, termination or adverse modification of any such FCC License or (ii) affect materially and adversely any rights of LIN Television, the Borrower or any of the Restricted Subsidiaries thereunder, and no Loan Party and no other Restricted Subsidiary has reason to believe or knowledge that any of such FCC Licenses will not be renewed in the ordinary course. None of LIN Television, the Borrower nor any of the Restricted Subsidiaries of either of them is the subject of any outstanding citation, order, petition, suspension, notice or, to the knowledge of LIN Television, the Borrower or any of the Restricted Subsidiaries, investigation by the FCC that would have a Materially Adverse Effect on (A) the Borrower and the Restricted Subsidiaries taken as a whole, or (B) any Loan Document, and no such citation, order, petition, suspension, notice or investigation, to the knowledge of LIN Television, the Borrower or any of the Subsidiaries, is contemplated by the FCC.

          Section 3.17. REGULATION OF THE BANKS. To the best knowledge of LIN Television, the Borrower and each Restricted Subsidiary, after due inquiry, neither any Agent nor any Bank will, by reason of the execution, delivery and performance (other than the enforcement of remedies) of any of the Loan Documents, be subject to the regulation or control of the FCC.

          Section 3.18. EXISTING INDEBTEDNESS. Set forth in SCHEDULE 4.12(C) hereto is a complete and accurate list of all Existing Indebtedness, showing as of the Restated Agreement Date the principal amount outstanding thereunder.

          Section 3.19. MATERIAL AGREEMENTS. Set forth in SCHEDULE 3.19 is a complete and accurate list of all Material Agreements of LIN Television, the Borrower and each of the Restricted Subsidiaries as of the Restated Agreement Date, showing the parties, subject matter and term thereof. Each Material Agreement set forth in such SCHEDULE 3.19 has been duly authorized, executed and delivered by all parties thereto, has not been amended or otherwise modified (except to the extent permitted in accordance with the terms of Section 4.26 hereof), is in full force and effect and is binding upon and enforceable against all parties thereto in accordance with its terms, and, to the best of LIN Television's, the Borrower's or such Restricted Subsidiary's knowledge after due investigation, there exists no default under any Material Agreement by any party thereto, except for (i) any failure to be in full force and effect and binding and enforceable that would not have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole, or (ii) any default that would not have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole. Each such Material Agreement, as applicable, complies with all applicable rules, regulations and standards of the FCC.

          Section 3.20. TITLE TO PROPERTY. LIN Television, the Borrower and each of the Restricted Subsidiaries have good and sufficient title to and is the sole owner of its respective properties and assets free and clear of all Liens and all right, title and interest of any third Person, other than Permitted Liens.

          Section 3.21. NETWORK AFFILIATION AGREEMENTS. Set forth on SCHEDULE
3.21 hereto is a list of each Network Affiliation Agreement in effect as of the Restated Agreement Date and the expiration dates therefor.


                                    ARTICLE 4

                                CERTAIN COVENANTS
                                -----------------

          From the Restated Agreement Date and until the Repayment Date,

     A. (I) IN THE CASE OF SECTION 4.01 THROUGH AND INCLUDING SECTION 4.07, LIN TELEVISION SHALL, (II) IN THE CASE OF SECTION 4.01 THROUGH AND INCLUDING SECTION 4.09, LIN TELEVISION SHALL CAUSE THE BORROWER AND EACH RESTRICTED SUBSIDIARY TO, AND (III) IN THE CASE OF SECTIONS 4.01(B) AND (C) AND 4.09 HEREOF, LIN TELEVISION SHALL ALSO CAUSE EACH OTHER SUBSIDIARY OF LIN TELEVISION TO:

          Section 4.01. PRESERVATION OF EXISTENCE; MAINTENANCE OF CORPORATE SEPARATENESS. (a) Preserve and maintain its corporate existence, except that this Section 4.01 shall not apply to termination of its corporate existence pursuant to a merger or consolidation to which Section 4.16 does not apply; (b) conduct its business and operations separately from that of AT&T and its Subsidiaries (other than LIN Television, the Borrower and their respective Subsidiaries), including, but not limited to, (i) not commingling funds or other assets of AT&T and its Subsidiaries (other than LIN Television, the Borrower and its Subsidiaries) with the funds or other assets of LIN Television, the Borrower or any of their respective Subsidiaries, (ii) maintaining separate corporate and financial records and observing all corporate formalities, (iii) paying its liabilities from its assets, (iv) maintaining capitalization adequate to meet its business needs and (v) conducting dealings with third parties in LIN Television's, the Borrower's or such Subsidiaries' own name and as a separate and independent entity; and (c) ensure that no payment is made or required to be made by LIN Television, the Borrower or a Restricted Subsidiary to a creditor of an Unrestricted Subsidiary in respect of any Liability of such Unrestricted Subsidiary, keep the bank accounts of LIN Television, the Borrower and the Restricted Subsidiaries separate from and not commingled with the bank accounts of any Unrestricted Subsidiary, and ensure that no action is taken by it, and that its affairs are not conducted in a manner, which is likely to result in the corporate existence of any Unrestricted Subsidiary that is a direct Subsidiary of LIN Television, the

Borrower or any Restricted Subsidiary being ignored, or in the assets or Liabilities of LIN Television, the Borrower or any Restricted Subsidiary being substantively consolidated with those of any Unrestricted Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.


          Section 4.02. PRESERVATION OF RIGHTS AND PROPERTIES. (a) Preserve and maintain all of its franchises, licenses (including but not limited to all FCC licenses held by LIN Television, the Borrower or a Restricted Subsidiary), rights and privileges under Applicable Law material to the proper conduct of its business; and (b) preserve and maintain in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of its tangible property material to the proper conduct of its business, keep all systems and equipment that are then subject to compliance with any standards or rules imposed by any governmental agency or authority (including, but not limited to, the FCC) in material compliance with such standards or rules, install and maintain all equipment and systems in compliance with any material requirement (i) imposed under FCC regulations, permits, or licenses or (ii) under Contracts affecting LIN Television, the Borrower or any of the Restricted Subsidiaries; and maintain, preserve, protect and renew all FCC Licenses and all Intellectual Property that are useful or necessary to operate the Broadcast Stations, and do all things necessary to ensure that all such Intellectual Property is at all times subsisting, valid and enforceable against third Persons, except for any such Intellectual Property the lack of which, singly or in the aggregate, could not have a Materially Adverse Effect on such Broadcast Station.

          Section 4.03. BUSINESS ACTIVITIES. Engage only in (a) the business of owning and operating Broadcast Stations or owning part or all of the Capital Securities of any Person engaged in the business of owning and operating Broadcast Stations, (b) businesses related to the Broadcast Business and (c) other businesses duly obtained pursuant to the provisions of the definition of Permitted Acquisition set forth herein.

          Section 4.04. PAYMENT OF TAXES AND LIABILITIES. Pay or discharge before they become delinquent all Taxes and all Liabilities (except for any Liability which, together with all other Liabilities then due and payable by LIN Television, the Borrower or any Restricted Subsidiary, does not exceed $5,000,000) that are or might by virtue of any Applicable Law become a Lien on any of its properties, except that this Section 4.04 shall not apply to Taxes and Liabilities that are being contested in good faith by appropriate proceedings and for which adequate reserves, in an amount not less than the amount required by GAAP, have been provided.

          Section 4.05. COMPLIANCE WITH APPLICABLE LAWS AND CONTRACTS; MAINTENANCE OF MATERIAL AGREEMENTS. (a) Comply with all Applicable Laws and the terms of all Contracts to which it is a party or by which it or any of its properties may be bound, except that this
Section 4.05 shall not apply to any non-compliance that (i) has been excused or waived under the relevant Applicable Law or Contract or (ii) either alone or when aggregated with all other such non-compliances, would not have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole; and (b) maintain each Material Agreement in full force and effect, except that this Section 4.05 shall not apply to any failure to maintain any Material Agreement that would not have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole; PROVIDED that this clause (b) shall not prevent, restrict or otherwise limit any amendment, modification or change of, or any consent, waiver or approval under, any Material Agreement permitted by Section 4.26.

          Section 4.06. PRESERVATION OF LOAN DOCUMENT ENFORCEABILITY. Take all actions (including obtaining and maintaining in full force and effect consents and Governmental Approvals) that are required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms.

          Section 4.07. INSURANCE. Without limiting any requirement, covenant or agreement set forth in any other Loan Document with respect to insurance, maintain insurance with responsible insurance companies against at least such risks and in at least such amounts as is customarily maintained by similar businesses, or as may be required by Applicable Law.

          Section 4.08. USE OF PROCEEDS. Use the proceeds of the Loans only (i) to refinance existing indebtedness of LIN Television and the Borrower, (ii) to pay transaction expenses related to such refinancing or to the Loan Documents,
(iii) to finance (A) Permitted Acquisitions and (B) Restricted Payments permitted by Section 4.15 consisting of repurchases, retirements or redemptions of any of LIN Television's or the Borrower's Capital Securities and (iv) for general corporate purposes. None of the proceeds of any of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by any Bank, the Borrower shall complete and sign
Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U and deliver such copy to such Bank.

          Section 4.09. OWNERSHIP OF SUBSIDIARIES; ADDITIONAL SUBSIDIARIES.

          (a) In the case of the Borrower and each Restricted Subsidiary which directly owns the issued and outstanding Capital Securities of any Restricted Subsidiary, whether such Restricted

Subsidiary (i) is owned by the Borrower or such Restricted Subsidiary as of the Restated Agreement Date, (ii) is formed or acquired by the Borrower or any Subsidiary after the Restated Agreement Date and is not designated by the Borrower as an Unrestricted Subsidiary prior to or substantially contemporaneously with such formation or acquisition or (iii) was an Unrestricted Subsidiary which is designated by the Borrower as a Restricted Subsidiary, for so long as such Restricted Subsidiary is a direct Subsidiary of the Borrower or such Restricted Subsidiary, own 100% of the issued and outstanding Capital Securities of such Restricted Subsidiary.

          (b) On or prior to the date that the Borrower or any Subsidiary forms or acquires any new Subsidiary which is designated by the Borrower as an Unrestricted Subsidiary prior to or substantially contemporaneously with such formation or acquisition, deliver to the Administrative Agent a tax sharing agreement, in form and substance reasonably satisfactory to the Arranging Agents, duly executed by such new Unrestricted Subsidiary, on the one hand, and the corporation with respect to which such Unrestricted Subsidiary is a Consolidated Subsidiary, on the other hand.

          Section 4.10. [Reserved]
                        ----------
          Section 4.11. [Reserved]
                        ----------
     B. (i) IN THE CASE OF SECTION 4.12 THROUGH AND INCLUDING SECTION 4.27, LIN TELEVISION SHALL NOT PERMIT THE BORROWER OR ANY RESTRICTED SUBSIDIARY TO, DIRECTLY OR INDIRECTLY (OTHER THAN THROUGH AN UNRESTRICTED SUBSIDIARY) AND (II) IN THE CASE OF SECTIONS 4.12, 4.13, 4.14, 4.16, 4.17 AND 4.19 THROUGH AND INCLUDING SECTION 4.27, LIN TELEVISION SHALL NOT:

          Section 4.12. INDEBTEDNESS. Have any Indebtedness, at any time, except that this Section 4.12 shall not apply to

          (a) the Loans;

          (b) Indebtedness under Interest Rate Protection Agreements entered into in the ordinary course of business;

          (c) Existing Indebtedness;

          (d) Purchase Money Indebtedness or Capital Leases of LIN Television, the Borrower or any Restricted Subsidiary and Indebtedness of the Borrower or any Restricted Subsidiary in respect of Capital Leases of the Borrower or any Restricted Subsidiary in an aggregate principal amount not exceeding $20,000,000 outstanding at any time in the aggregate for the Borrower and the Restricted Subsidiaries;

          (e) Indebtedness of LIN Television or the Borrower, PROVIDED that (i) such Indebtedness is not secured by assets of LIN Television, the Borrower or any Restricted Subsidiary, (ii) both before and after giving effect to the incurrence of such Indebtedness, on a PRO FORMA basis, no Default shall exist hereunder or under any other Loan Document and (iii) the terms and conditions of such Indebtedness shall include each of the following: (A) the stated maturity of such Indebtedness shall not occur prior to the first anniversary of the Maturity Date, (B) no principal payments or commitment reductions with respect to such Indebtedness shall be required to be made prior to the Maturity Date, and
     (C) the covenants, events of default, prepayment provisions and other restrictions imposed on LIN Television, the Borrower and the Restricted Subsidiaries in connection with such Indebtedness shall not be more restrictive than, and shall not conflict with, those imposed on LIN Television, the Borrower and the Restricted Subsidiaries hereunder and under the other Loan Documents;

          (f) Indebtedness of a Restricted Subsidiary to the Borrower or another Restricted Subsidiary and Indebtedness of the Borrower to a Restricted Subsidiary, PROVIDED that (i) such Indebtedness shall not be secured and
     (ii) such Indebtedness shall be subordinated, on the terms set forth in the intercompany promissory note evidencing such Indebtedness, to the Indebtedness of the Loan Parties under the Loan Documents.

          (g) (i) Indebtedness of any Restricted Subsidiary that was outstanding at the time such Restricted Subsidiary was acquired by the Borrower or another Restricted Subsidiary, in an aggregate principal amount not exceeding $60,000,000 outstanding at any time for the Borrower and the Restricted Subsidiaries, PROVIDED that (A) such Indebtedness was not incurred and the terms of such Indebtedness were not amended in anticipation of such Restricted Subsidiary's acquisition by the Borrower or such other Restricted Subsidiary (except if the terms of such Indebtedness, as so amended, (x) are no less favorable in the aggregate to such Restricted Subsidiary than the terms of such Indebtedness prior to such amendment and (y) are consented to by the Arranging Agents (such consent not to be unreasonably withheld)) and (B) the purchase price paid by the Borrower or such other Restricted Subsidiary for such new Restricted Subsidiary was equal to or less than the fair market value of such new Restricted Subsidiary, and (ii) Indebtedness incurred to refinance any Indebtedness permitted pursuant to clause (g)(i) of this Section 4.12, PROVIDED that (A) at the time such Indebtedness is incurred and after giving effect thereto, no Default would exist, (B) the principal amount of the Indebtedness being refinanced is not increased, (C) the terms of any Indebtedness incurred pursuant to this clause (g)(ii) shall not be less favorable to the Agents, the Banks and such Restricted Subsidiary than the terms of the Indebtedness being refinanced, and the interest rate, any fees and any prepayment premium applicable thereto shall not exceed the interest rate, fees and prepayment premium applicable to the Indebtedness being refinanced (except for any increase in any thereof that is commercially reasonable at the time of such increase) and (D) such Indebtedness shall have a weighted average life to maturity at least equal to the then remaining weighted average life to maturity of the outstanding Indebtedness being refinanced; and

          (h) Indebtedness of LIN Television, the Borrower or any Restricted Subsidiary to which this Section 4.12 is not otherwise inapplicable by reason of any other clause, in an aggregate principal amount not exceeding $20,000,000 outstanding at any time in the aggregate for the Borrower and the Restricted Subsidiaries; PROVIDED that such Indebtedness shall not be secured by assets of LIN Television, the Borrower or any Restricted Subsidiary.

          Section 4.13. GUARANTIES. Be obligated, at any time, in respect of any Guaranty, except that this Section 4.13 shall not apply to (a) Existing Guaranties and (b) Permitted Guaranties.

          Section 4.14. LIENS. Permit to exist, at any time, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this Section 4.14 shall not apply to Permitted Liens, PROVIDED, HOWEVER, that if, notwithstanding this Section 4.14, any Lien to which this Section is applicable shall be created or arise, the Liabilities of the Loan Parties under the Loan Documents shall automatically be secured by such Lien equally and ratably with the other Liabilities secured thereby, and the holder of such other Liabilities, by accepting such Lien, shall be deemed to have agreed thereto and to share with the Banks, on that basis, the proceeds of such Lien, whether or not the Banks' security interest shall be perfected, PROVIDED FURTHER, HOWEVER, that notwithstanding such equal and ratable securing and sharing, the existence of such Lien shall constitute a Default by the Borrower in the performance or observance of this Section 4.14.

          Section 4.15. RESTRICTED PAYMENTS. Make, acquire, declare or otherwise become obligated to make or acquire any Restricted Payment or have any Restricted Payment outstanding, except that this Section 4.15 shall not apply to
(a) any Permitted Investment, (b) any Permitted Distribution or (c) any other Restricted Payment, PROVIDED that, in the case of clause (c), (i) either (x) the amount thereof, together with the amounts of all Restricted Payments that the Borrower and the Restricted Subsidiaries have made, acquired, declared, designated or otherwise become obligated to make or acquire, or have outstanding, pursuant to this clause (c) since the Restated Agreement Date, would not exceed an amount equal to the sum of the following (without duplication): (A) $100,000,000, (B) the Net Cash Proceeds or the fair market value of other consideration, as determined by the Board of Directors of the Borrower or the applicable Restricted Subsidiary in its good faith judgment, received by the Borrower from the sale, pledge or other disposition (whether voluntary or involuntary) after the Restated Agreement Date of stock issued by or assets of any Unrestricted Subsidiary, (C) cash dividends or other distributions in respect of Capital Securities received by the Borrower or a Restricted Subsidiary from an Unrestricted Subsidiary after the Restated Agreement Date and (D) the Net Cash Proceeds received by LIN Television or the Borrower from the issuance and sale after the Restated Agreement Date of any common or preferred equity securities of such Person, or (y) both before and after giving effect thereto, the Leverage Ratio on the date of the declaration, designation or other incurrence of the obligation to make or acquire, or have outstanding, such Restricted Payment and at the time of the making or acquisition thereof, or at the time of such Restricted Payment becoming outstanding, is less than 4.50 to 1.00, and (ii) at both the time of the declaration, designation or other incurrence of the obligation to make or acquire or have outstanding such Restricted Payment, if any, and the time of the making or acquisition thereof, or the time of such Restricted Payment becoming outstanding, and immediately after giving effect thereto, on a PRO FORMA basis, a Default would not exist. Notwithstanding the foregoing, this Section 4.15 shall not prohibit the payment of a dividend that constitutes a Restricted Payment if such Restricted Payment is made within 30 days of the declaration thereof and if this Section 4.15 did not prohibit such Restricted Payment at the time of its declaration.

          Section 4.16. MERGER OR CONSOLIDATION. Merge or consolidate with or into any Person, except that this Section 4.16 shall not apply to (a) any merger or consolidation of LIN Television with or into any one or more Persons (other than the Borrower or a Restricted Subsidiary), PROVIDED that LIN Television shall be the continuing Person, (b) any merger or consolidation of the Borrower with or into any one or more Persons (other than LIN Television), PROVIDED that the Borrower shall be the continuing Person, and (c) any merger or consolidation of any Restricted Subsidiary with or into any other Person (other than LIN Television), PROVIDED that (i) in the case of a merger or consolidation of any Restricted Subsidiary with or into the Borrower, the Borrower is the continuing Person and (ii) in the case of a merger or consolidation of any Restricted Subsidiary with or into any one or more Persons other than LIN Television or the Borrower, either (A) a Restricted Subsidiary is the continuing Person or (B) if a Restricted Subsidiary is not the continuing Person, such merger or consolidation involves only, and is consummated only in order to effect, the disposition of a Restricted Subsidiary which is permitted pursuant to Section 4.17, PROVIDED that in the case of clause (a), clause (b) and clause (c), both before and after giving effect to such merger or consolidation, on a PRO FORMA basis, no Default shall exist and the Administrative Agent shall have received (x) a certificate from a senior financial officer of the Borrower to that effect and (y) except in the case of a merger involving only the Borrower and one or more Restricted Subsidiaries, a Compliance Certificate illustrating (in sufficient detail to enable recalculation thereof) that both before and after giving effect to such merger or consolidation, on a PRO FORMA basis, no Default shall exist.

          Section 4.17. DISPOSITION OF ASSETS. Sell, lease, license, transfer or otherwise dispose of any asset or any interest therein, except that this Section
4.17 shall not apply to

          (a) any disposition of any asset or any interest therein in the ordinary course of business,

          (b) dispositions of assets comprising a Broadcast Station (including Capital Securities issued by a Person that owns a Broadcast Station) for cash in an amount not less than the fair value thereof, as determined in the good faith judgment of the Board of Directors of LIN Television, the Borrower, or the applicable Restricted Subsidiary, or in exchange for one or more Broadcast Stations (including the Capital Securities issued by a Person that owns a Broadcast Station) of equal or greater value, as determined in the good faith judgment of the Board of Directors of LIN Television, the Borrower, or the applicable Restricted Subsidiary, so long as (i) the Cash Flow Percentage attributable to such Broadcast Station so sold or exchanged, together with the Cash Flow Percentages (determined, with respect to prior sales or exchanges, at the time of each such sale or exchange) of all other Broadcast Stations so sold or exchanged (A) within the prior twelve calendar month period does not exceed 25% and (B) within the prior 60 calendar month period (or, if shorter, the period from the Agreement Date) does not exceed 50%, and (ii) both before and after giving effect to any such disposition, no Default exists or would exist,

          (c) any disposition of any obsolete or retired property not used or useful in its business,

          (d) any transaction to which any of the other provisions of this Agreement (other than Section 4.21) is by its express terms inapplicable,

          (e) any disposition of any interest in any Subsidiary of LIN Television (other than any Restricted Subsidiary), including without limitation any Unrestricted Subsidiary, or any assets of any such Subsidiary, and

          (f) any disposition by LIN Television of any Capital Securities or other assets (or any interest therein), except for Capital Securities issued by or assets of the Borrower or any Restricted Subsidiary.

          Section 4.18. ACQUISITIONS. Except in connection with any merger or consolidation to which Section 4.16 is by its express terms inapplicable, except in connection with any Investment to which Section 4.15 is by its express terms inapplicable and except for Permitted Acquisitions and Permitted Local Marketing Agreements, purchase or otherwise acquire for value all or substantially all of the Capital Securities of, or any other interest in any other Person, or all or substantially all of the assets constituting the business of any other Person or the business of a division, branch or other unit of operation of any other Person.

          Section 4.19. TAXES OF OTHER PERSONS. (a) File a consolidated tax return with any other Person other than, in the case of LIN Television or the Borrower, a Consolidated Subsidiary of LIN Television or the Borrower, as the case may be and, in the case of any such Subsidiary, LIN Television, the Borrower or a Consolidated Subsidiary of LIN Television or the Borrower, as the case may be, or (b) pay or enter into any Contract to pay any Taxes owing by any Person other than pursuant to (i) a tax sharing agreement entered into pursuant to Section 4.09(b) or (ii) any tax sharing agreement between LIN Broadcasting Corporation and LIN Television, PROVIDED that such tax sharing agreement is in form and substance reasonably satisfactory to the Arranging Agents.

          Section 4.20. BENEFIT PLANS. (a) Have, or permit any of its ERISA Affiliates to have, any Benefit Plan other than an Existing Benefit Plan; (b) permit any Existing Benefit Plan to be amended in any manner that would cause the aggregate Unfunded Benefit Liabilities under all Existing Benefit Plans to exceed $10,000,000; or (c) permit any Existing Benefit Plan to have a Funded Current Liability Percentage of less than 60%.

          Section 4.21. TRANSACTIONS WITH AFFILIATES. Except (a) as set forth on
SCHEDULE 4.21 and (b) for transactions among the Borrower and the Restricted Subsidiaries only, effect any transaction with any Affiliate that is (a) outside the ordinary course of business or (b) on a basis less favorable than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party.

          Section 4.22. LIMITATION ON RESTRICTIVE COVENANTS. Permit to exist, at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any Restricted Subsidiary to
(a) pay dividends or make any other distributions on its Capital Securities held by LIN Television, the Borrower or any Restricted Subsidiary, (b) pay any obligation owed to LIN Television, the Borrower or any

Restricted Subsidiary, (c) make any loans or advances to or investments in LIN Television, the Borrower or any Restricted Subsidiary, (d) other than in the ordinary course of business, transfer any of its property or assets to LIN Television, the Borrower or any Restricted Subsidiary or (e) create any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom, except that this Section 4.22 shall not apply to Permitted Restrictive Covenants.

          Section 4.23. ISSUANCE OF CAPITAL SECURITIES. Issue any of its Capital Securities except that this Section 4.23 shall not apply to any issuance by LIN Television of any of its Capital Securities.

          Section 4.24. SUBSTANCE STORAGE AND DISPOSAL. Permit any Hazardous Materials, environmental contaminants or other substances the improper release or disposal of which could result in the incurrence (x) by LIN Television, the Borrower or any of the Restricted Subsidiaries of remedial obligations under Applicable Law or (y) by any of the Unrestricted Subsidiaries of remedial obligations that could have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole, to be brought onto, stored, released or disposed of on the properties owned or leased by it except that (a) substances to be used in accordance with all Applicable Laws in connection with the business of LIN Television, the Borrower or the Restricted Subsidiaries, may be brought onto and stored on such properties pending and during such use, and
(b) substances that were generated or used in accordance with all Applicable Laws in connection with such business, may be brought onto and stored on such properties pending their disposal.

          Section 4.25. [Reserved]
                        ----------

          Section 4.26. AMENDMENTS, ETC. Amend, modify, or change in any manner any term or condition of, give any consent, waiver or approval under or waive any default under or breach of any term or condition of any Material Agreement, except for (a) any amendments, modifications, changes, consents, waivers or approvals of any Material Agreement (other than any agreement or other document evidencing or governing any Indebtedness permitted pursuant to Section 4.12(e) or any certificate of incorporation, any charter, any by-law or any other constitutive document of LIN Television, the Borrower or any Restricted Subsidiary) that would not have a Materially Adverse Effect on (i) the Borrower and the Restricted Subsidiaries taken as a whole, or (ii) any Loan Document and
(b) any amendments, modifications, changes, consents, waivers or approvals of any agreement or other document evidencing or governing any Indebtedness permitted pursuant to Section 4.12(e) the terms of which (i) are in the aggregate no more restrictive to LIN Television, the Borrower and the Restricted Subsidiaries than the provisions of such agreement or other document in effect on the date of its execution and (ii) have been consented to by the Administrative Agent (such consent not to be unreasonably withheld).

          Section 4.27. LIMITATIONS WITH RESPECT TO CERTAIN OTHER INDEBTEDNESS. Purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, (i) Mandatorily Redeemable Stock of LIN Television, the Borrower or any Restricted Subsidiary, and (ii) if a Default has occurred and is continuing, any Indebtedness permitted pursuant to Section 4.12(e), except in each case to the extent required by the terms thereof.

     C. The Borrower Shall Not:

          Section 4.28. RATIO OF CONSOLIDATED OPERATING CASH FLOW TO
CONSOLIDATED INTEREST EXPENSE. Permit the ratio of (a) Consolidated Operating
Cash Flow (before any adjustments thereto to exclude the Consolidated Operating
Cash Flow attributable to any asset or business that was disposed of (either directly or as part of an exchange) by the Borrower or any Restricted Subsidiary during the period of calculation or to include the Consolidated Operating Cash
Flow attributable to any asset or business that was acquired (either directly or as part of an exchange) by the Borrower or any Restricted Subsidiary during the period of calculation) to (b) Consolidated Interest Expense, in each case for each period of four consecutive fiscal quarters ending during the measurement periods set forth below to be less than the ratio set forth below opposite such measurement period:

          Measurement Period             Ratio of COCF to CIE
          ------------------             --------------------

     From the Restated Agreement
       Date to and including
       December 31, 1999                     2.00 to 1.00
     Thereafter                              2.50 to 1.00

          Section 4.29. RATIO OF CONSOLIDATED FREE CASH FLOW TO CONSOLIDATED PRO FORMA DEBT SERVICE. Permit the ratio of (a) Consolidated Free Cash Flow to (b) Consolidated Pro Forma Debt Service to be less than 1.10 to 1.00 as at the end of any fiscal quarter.

          Section 4.30. LEVERAGE RATIO. Permit the Leverage Ratio at any time during the measurement periods set forth below to be greater than the ratio set forth below opposite such measurement period:

          Measurement Period           Leverage Ratio
          ------------------           --------------

     From the Restated Agreement        5.50 to 1.00
     Date to and including
     December 30, 1998

     From December 31, 1998 to and      5.00 to 1.00
     including December 30, 1999

     From December 31, 1999 to and      4.50 to 1.00
     including December 30, 2000

     Thereafter                         4.00 to 1.00



                                    ARTICLE 5

                                   INFORMATION
                                   -----------

          Section 5.01. INFORMATION TO BE FURNISHED. From the Agreement Date and until the Repayment Date, LIN Television and the Borrower shall furnish to the Administrative Agent at the Administrative Agent's Office and to each Bank at the address of such Bank specified or determined in accordance with the provisions of Section 9.01(a)(ii):

          (a) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of LIN Television or the Borrower, as applicable, a consolidated balance sheet of LIN Television and its Consolidated Subsidiaries and consolidated and consolidating balance sheets of the Borrower and the Restricted Subsidiaries, in each case as at the end of such quarterly period and the related consolidated and consolidating (as applicable) statements of income and cash flows of, in the case of LIN Television, LIN Television and its Consolidated Subsidiaries, and, in the case of the Borrower, the Borrower and the Restricted Subsidiaries, in each case for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year.

          (b) YEAR-END FINANCIAL STATEMENTS; ACCOUNTANTS' CERTIFICATE. As soon as available and in any event within 90 days after the end of each fiscal year of LIN Television or the Borrower, as applicable:

               (i) a consolidated balance sheet of LIN Television and its Consolidated Subsidiaries and consolidated and consolidating balance sheets of the Borrower and the Restricted Subsidiaries, in each case as at the end of such fiscal year and the related consolidated and consolidating (as applicable) statements of income and cash flows of, in the case of LIN Television, LIN Television and its Consolidated Subsidiaries, and, in the case of the Borrower, the Borrower and the Restricted Subsidiaries, in each case for such fiscal year, in each case setting forth in comparative form the figures as at the end of and for the previous fiscal year;

              (ii) an audit report of Ernst & Young, or other independent certified public accountants of recognized standing satisfactory to the Required Banks, on such of the financial statements referred to in clause
     (i) as are consolidated financial statements, which report shall be in scope and substance satisfactory to the Required Banks; and

              (iii) a certificate, in the form of SCHEDULE 5.01(B) from Ernst & Young or other independent certified public accountants of recognized standing satisfactory to the Required Banks.

          (c) OFFICER'S CERTIFICATE AS TO FINANCIAL STATEMENTS AND DEFAULTS. At the time that financial statements are furnished pursuant to Section 5.01(a) or
(b), a certificate of the president or a senior financial officer of LIN Television or the Borrower, as applicable, in the form of, in the case of LIN Television, SCHEDULE 5.01(C)-1 and, in the case of the Borrower, SCHEDULE 5.01(C)-2, to which shall be attached such Information relating to each Broadcast Station owned by the Borrower or any Restricted Subsidiary, each Local Marketing Agreement to which the Borrower or any Restricted Subsidiary is a party and each other separate business unit of the Borrower or any Restricted Subsidiary as any Arranging Agent may reasonably request, including but not limited to Information relating to income and cash flow.

          (d) REPORTS AND FILINGS. (i) Promptly upon receipt thereof, copies of all reports, if any, submitted to LIN Television, the Borrower or any Restricted Subsidiary of either of them, or the Board of Directors of LIN Television, the Borrower or any Restricted Subsidiary of either of them, by its independent certified public accountants, including (unless the opinions of the independent certified public accountants who are at such time opining on the financial statements of LIN Television and the Borrower shall be unqualified) any management letter; (ii) as soon as practicable, copies of all such proxy statements, financial statements and reports as LIN Television, the Borrower or any Restricted Subsidiary shall send to the stockholders of any of them and of all registration statements and all regular, periodic or special reports that LIN Television, the Borrower or any Restricted Subsidiary shall file, or may be required to file, with, and any comments or correspondence (other than those of a routine nature) received by LIN Television, the Borrower or any of the Restricted Subsidiaries from, the

Securities and Exchange Commission or any successor commission or any national securities exchange.

          (e) REQUESTED INFORMATION. From time to time and promptly upon request of any Bank, such Information regarding the Loan Documents to which LIN Television or the Borrower is a party, the Loans or the business, assets, Liabilities, financial condition, results of operations or business prospects of LIN Television, the Borrower, the Subsidiaries of either of them and the Permitted Joint Ventures of the Borrower or the Restricted Subsidiaries as such Bank may reasonably request, in each case in form and substance and, other than in the case of an Unrestricted Subsidiary, certified in a manner satisfactory to the requesting Bank.

          (f) NOTICE OF DEFAULTS, MATERIAL ADVERSE CHANGES AND OTHER MATTERS. Promptly, and in any event within three Business Days after LIN Television or the Borrower obtains knowledge thereof, notice of:

               (i)  any Default,

              (ii) the acquisition or formation of a new Subsidiary and, in the case of each such new Subsidiary, its name, jurisdiction of incorporation, the percentages of the various classes of its Capital Securities owned by the Borrower or another Subsidiary, whether or not such new Subsidiary is a Consolidated Subsidiary and whether or not such new Subsidiary is a Restricted Subsidiary,

             (iii) any change in the name of any Restricted Subsidiary, its jurisdiction of incorporation, the percentages of the various classes of its Capital Securities owned by the Borrower or another Restricted Subsidiary or its status as a Consolidated, non-Consolidated or Unrestricted Subsidiary,

              (iv) the threatening or commencement of, or the occurrence or nonoccurrence of any change or event relating to, any action, suit or proceeding that would cause the Representation and Warranty contained in
     Section 3.05 to be incorrect if made at such time,

               (v) the occurrence or nonoccurrence of any event or change the occurrence or nonoccurrence of which has had or could have, either alone or in conjunction with all other such occurrences or nonoccurrences, a Materially Adverse Effect on (x) the Borrower and the Restricted Subsidiaries taken as a whole or (y) any Loan Document,

              (vi) any change in the rating given by any nationally recognized rating agency to any securities issued by LIN Television, the Borrower or any Restricted Subsidiary of either of them, following receipt by such Person of notification of any such change by any such rating agency,

               (vii) any event or condition referred to in clauses (i) through
     (vii) of Section 6.01(i), whether or not such event or condition shall constitute an Event of Default,

              (viii) any amendment of the certificate of incorporation or by-laws of LIN Television or the Borrower or, to the extent that any such amendment could have a Materially Adverse Effect on any Loan Document, of any Restricted Subsidiary,

                (ix) any (A) refusal or failure by any instrumentality to renew or extend any FCC License with respect to any of the Broadcast Businesses of LIN Television, the Borrower and the Restricted Subsidiaries, (B) proposed abandonment or proposed or actual revocation, termination or materially adverse modification of any FCC License or any dispute related thereto, (C) denial or threatened denial or revocation or material modification by the FCC of any FCC License, (D) notice from the FCC of the imposition of any fines or penalties or forfeitures or (E) threats, notices or requests by the FCC with respect to any of the foregoing, or with respect to any proceeding or hearing relating to the foregoing, that might have, either alone or in conjunction with all other such events and occurrences, a Materially Adverse Effect on (y) the Borrower and the Restricted Subsidiaries taken as a whole, or (z) any Loan Document, and

                 (x) each Material Event under the Private Market Value
     Guarantee.

          Section 5.02. Accuracy of Financial Statements and Information.

          (a) HISTORICAL FINANCIAL STATEMENTS. Each of LIN Television and the Borrower hereby represents and warrants that (i) SCHEDULE 5.02(a) sets forth a complete and correct list of the financial statements submitted by LIN Television and the Borrower to the Banks in order to induce them to execute and deliver this Agreement, (ii) such financial statements present fairly, in all material respects, in accordance with Generally Accepted Accounting Principles (except, in the case of quarterly financial statements, for ordinary year-end audit adjustments), the consolidated and consolidating financial position of (A) LIN Television and its Consolidated Subsidiaries, (B) the Borrower and the Consolidated Subsidiaries and (C) the Borrower and the Restricted Subsidiaries, as the case may be, as at their respective dates and the consolidated and consolidating results of operations, retained earnings and, as applicable, changes in financial position or cash flows of (x) LIN Television and its Consolidated Subsidiaries, (y) the Borrower and the Consolidated

Subsidiaries and (z) the Borrower and the Restricted Subsidiaries, as the case may be, for the respective periods to which such statements relate, and (iii) except as disclosed or reflected in such financial statements, as at December 31, 1995, neither LIN Television, the Borrower nor any Restricted Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or could have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

          (b) FUTURE FINANCIAL STATEMENTS. The financial statements delivered pursuant to Section 5.01(a) or (b) shall present fairly in all material respects, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom that are described in the certificate or report accompanying such statements and that have been approved in writing by the then current independent certified public accountants of LIN Television or the Borrower, as the case may be, and except, in the case of quarterly financial statements, for ordinary year-end audit adjustments), the consolidated financial position of LIN Television and its Consolidated Subsidiaries and consolidated and consolidating financial position of the Borrower and the Restricted Subsidiaries, as the case may be, as at their respective dates and the consolidated and consolidating results of operations, retained earnings and cash flows of LIN Television and its Consolidated Subsidiaries and the Borrower and the Restricted Subsidiaries, as the case may be, for the respective periods to which such statements relate, and the furnishing of the same to the Banks shall constitute a representation and warranty by each of LIN Television and the Borrower made on the date the same are furnished to the Banks to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, none of LIN Television, the Borrower nor any Restricted Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or could have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

          (c) INFORMATION. Each of LIN Television and the Borrower hereby represents and warrants that no information, exhibit or report furnished by any Loan Party to any Agent or any Bank in connection with or pursuant to the Loan Documents or any transaction contemplated thereby contains, as of the date thereof or, if none, the date furnished, any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; PROVIDED that, with respect to financial projections and forecasts included therein, each of LIN Television and the Borrower hereby represents and warrants that such projections and forecasts were prepared in good faith based on the assumptions stated therein, which assumptions were reasonable in light of the conditions existing at the time of delivery of such projections and forecasts, and represented, at the time of delivery, LIN Television's and the Borrower's best estimate of the future financial performance of LIN Television and its Consolidated Subsidiaries or the Borrower and the Restricted Subsidiaries, as the case may be.

          Section 5.03. ADDITIONAL COVENANTS RELATING TO DISCLOSURE. From the Agreement Date and until the Repayment Date, LIN Television shall cause the Borrower to, and, in the case of clauses (a) and (b), shall cause each Subsidiary of either of them to and, in the case of clause (c), shall cause each Restricted Subsidiary to:

          (a) ACCOUNTING METHODS AND FINANCIAL RECORDS. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Section 5.01(a) and
(b) and (ii) the determination of the compliance of LIN Television, the Borrower and the Subsidiaries of either of them with the terms of the Loan Documents.

          (b) FISCAL YEAR. Maintain the same opening and closing dates for each fiscal year as for the fiscal year reflected in the Base Financial Statements or, if the opening and closing dates for the fiscal year reflected in the Base Financial Statements were determined pursuant to a formula, determine the opening and closing dates for each fiscal year pursuant to the same formula.

          (c) VISITS, INSPECTIONS AND DISCUSSIONS. Permit, or, in the case of premises, property, books, records or Persons not within its immediate control, promptly take such actions as are necessary or desirable in order to permit, representatives (whether or not officers or employees) of any Bank, at any reasonable time, from time to time, as often as may be reasonably requested, and (except during an Event of Default) after giving reasonable prior notice to the Borrower, to (i) visit any of its premises or property or any premises or property of others on which any of its property or books and records (or books and records of others relating to it) may be located, (ii) inspect, and verify the amount, character and condition of, any of its property, (iii) review and make extracts from its books and records and books and records of others relating to it, including (unless the opinions of the independent certified public accountants who are at such time opining on the financial statements of LIN Television and the Borrower shall be unqualified) management letters prepared by its independent certified public accountants, and (iv) discuss with its principal officers, directors and independent certified public accountants, its business, assets, Liabilities, financial condition, results of operation and business prospects.

                                    ARTICLE 6

                                     DEFAULT
                                     -------

          Section 6.01. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower, any Restricted Subsidiary or any other Loan Party, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

          (a) Any payment of principal of or interest on any of the Loans or of fees shall not be made when and as due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement;

          (b) Any Loan Document Representation and Warranty shall at any time prove to have been incorrect in any material respect when made or deemed made under the express terms of any Loan Document or shall prove to have omitted to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made;

          (c) (i) The Borrower shall default in the performance or observance of:

                    (A) any term, covenant, agreement or other provision contained in Section 4.01 (insofar as such Section requires the preservation of the corporate existence of LIN Television, the Borrower or any Restricted Subsidiary), 4.06, 4.08, 4.12 through 4.30, 5.01(f)(i), 5.03(b) or 9.19; or

                    (B) any term, covenant, agreement or other provision contained in this Agreement (other than a term, covenant, agreement or other provision a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and such default shall continue for a period of 30 days after notice of such default shall have been given by the Administrative Agent to the Borrower; or

               (ii) Any Loan Party shall default in the performance or observance of any term, covenant, condition or agreement or other provision contained in any Loan Document (other than any term, covenant, agreement or other provision a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and such default shall continue for a period of 30 days after notice of such default shall have been given by the Administrative Agent to such Loan Party;

          (d) (i) (A) Any Loan Party or any Restricted Subsidiary shall fail to pay, in accordance with its terms and when due and payable, any of the principal of or interest on any of its Indebtedness (other than the Loans) having a then outstanding principal amount in excess of $10,000,000 and such failure shall continue after the applicable grace period, if any, (B) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid prior to the stated maturity thereof (other than pursuant to a regularly scheduled required prepayment or redemption or a mandatory prepayment provision that is not triggered by a breach or default), in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness, or (C) (x) any event shall have occurred and be continuing that permits (or, with the passage of time or the giving of notice or both, would permit) any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment and (y) if the Contract evidencing, providing for the creation of or concerning such Indebtedness provides for a cure or grace period for such event, such event shall be continuing at the end of such cure or grace period; or

               (ii) Any Loan Party or any Restricted Subsidiary shall fail to pay, in accordance with its terms and when due and payable, any amount due under any Interest Rate Protection Agreement to which LIN Television, the Borrower or any Restricted Subsidiary, on the one hand, and any Bank, on the other hand, is a party, and such failure shall continue after the applicable grace period, if any;

          (e) A default shall be continuing under any Contract (other than a Contract relating to Indebtedness to which clause (a) or (d) of this Section
6.01 is applicable) binding upon any Loan Party or any Restricted Subsidiary, except a default that, together with all other such defaults, has not had and will not have a Materially Adverse Effect on (i) the Borrower and the Restricted Subsidiaries taken as a whole or (ii) any Loan Document;

          (f) Since December 31, 1995 any change in the business, assets, Liabilities, financial condition, results of operations or business prospects of LIN Television, the Borrower or any Restricted Subsidiary shall have occurred, or any event shall have occurred or failed to occur, that has had or could have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (i) the Borrower and the Restricted Subsidiaries taken as a whole or (ii) any Loan Document;

          (g) (i) Any Loan Party or any Restricted Subsidiary shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts,
(C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any corporate action to authorize any of the foregoing;

              (ii) (A) A case or other proceeding shall be commenced against any Loan Party or any Restricted Subsidiary seeking (1) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of any Loan Party or any Restricted Subsidiary, or of all or any substantial part of the assets, domestic or foreign, of any Loan Party or any Restricted Subsidiary, and such case or proceeding shall continue undismissed and unstayed for a period of 45 days, or
(B) an order granting the relief requested in such case or proceeding against any Loan Party or any Restricted Subsidiary (including an order for relief under such Federal bankruptcy laws) shall be entered;

          (h) A judgment or order shall be entered against any Loan Party or any Restricted Subsidiary by any court, and (i) in the case of a judgment or order for the payment of money, the amount thereof, together with the amount of all other such judgments or orders outstanding at such time against any Loan Party or any Restricted Subsidiary, exceeds $5,000,000, either (A) such judgment or order shall continue undischarged and unstayed for a period of 60 consecutive days or (B) enforcement proceedings shall have been commenced upon such judgment or order and such proceedings shall continue undischarged and unstayed for a period of 20 consecutive days and (ii) in the case of any judgment or order for other than the payment of money, such judgment or order shall continue undischarged and unstayed for a period of 20 consecutive days and could, in the reasonable judgment of the Required Banks, together with all other such judgments or orders contemplated by this clause (ii), have a Materially Adverse Effect on (A) the Borrower and the Restricted Subsidiaries taken as a whole, or
(B) any Loan Document;

          (i) (i) any Termination Event shall occur with respect to any Benefit Plan of any Loan Party or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) any Loan Party or any of their respective ERISA Affiliates shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to any such Benefit Plan that is a Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) therefrom, (v) any Loan Party or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against any Loan Party or any of their respective ERISA Affiliates to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, or
(vii) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Required Banks will not subject, any Loan Party or any Restricted Subsidiary to any Liability that, alone or in the aggregate with all such Liabilities for all such Persons, exceeds $10,000,000;

          (j) Any Loan Party or any Affiliate of any Loan Party asserts, or any Loan Party or any Affiliate of any Loan Party or any other Person institutes any proceedings seeking to establish, that (i) any provision of the Loan Documents is invalid, not binding or unenforceable or (ii) the Guaranty under the Guaranty Agreement is limited in amount pursuant to Section 1.02 thereof;

          (k) the Guaranty Agreement shall cease to be in full force and effect for any reason other than repayment, release or partial release;

          (l) a Change of Control shall occur and the Required Banks shall not have consented to such Change of Control within 10 days thereafter;

          (m) LIN Television shall fail to own, directly, of record and beneficially, 100% of the issued and outstanding Capital Securities of the Borrower and the economic interests and voting power relating thereto, free and clear of any Liens (other than Permitted Liens);

          (n) the FCC shall have designated a hearing, or added an issue to such hearing, or shall have issued an order to show cause, to determine whether any FCC License or permit held by the Borrower or any of the Restricted Subsidiaries should be revoked or not renewed on character or other basic qualification grounds; or

          (o) (i) The Private Letter Ruling shall be revoked or modified, for any reason, with retroactive effect on the Spin-Off or any of the other transactions to which the Private Letter Ruling is applicable, or the Internal Revenue Service proposes in writing an adjustment or deficiency (including, but not limited to, a preliminary notice of deficiency or a statutory notice of deficiency) that would result in, or could be expected to result in, the Spin-Off or any related transaction being treated other than as described in the Private Letter Ruling, and as a result thereof the Borrower or any Subsidiary shall have incurred or reasonably could incur a Tax or other Liability (including a Liability under any tax indemnification or tax allocation agreement between (A) LIN Television, the Borrower or any Restricted Subsidiary, on the one hand, and (B) any other Person, on the other hand) that, alone or in the aggregate, has had or could have a Materially Adverse Effect on (y) the Borrower and the Restricted Subsidiaries taken as a whole or (z) any Loan Document, or
(ii) LIN Television, the Borrower, any Subsidiary or any of their respective Affiliates shall have breached any of the terms or provisions of any tax indemnification or tax allocation agreement between (A) LIN Television, the Borrower or any Restricted Subsidiary, on the one hand, and (B) any other Person, on the other hand, except for any such breach that (x) has been waived by the proper party or parties or (y) together with all such other breaches, has not had and could not have a Materially Adverse Effect on (1) the Borrower and the Restricted Subsidiaries taken as a whole or (2) any Loan Document.

          Section 6.02. REMEDIES UPON EVENT OF DEFAULT. During the continuance of any Event of Default (other than one specified in Section 6.01(g)) and in every such event, the Administrative Agent, upon notice to the Borrower, may, subject to the penultimate sentence of Section 8.03, do either or both of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and all other amounts owing under the Borrower Loan Documents to be, and the Loans and all such other amounts shall thereupon and to that extent become, due and payable and (b) terminate, in whole or, from time to time, in part, the Commitments. Upon the occurrence of an Event of Default specified in Section 6.01(g), automatically and without any notice to the Borrower, (a) the principal of and interest on the Loans and all other amounts owing under the Borrower Loan Documents shall be due and payable and (b) the Commitments shall terminate. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived.

                                    ARTICLE 7

                      ADDITIONAL CREDIT FACILITY PROVISIONS
                      -------------------------------------

          Section 7.01. MANDATORY SUSPENSION AND CONVERSION OF EURODOLLAR RATE LOANS. A Bank's obligations to make, continue or convert into Eurodollar Rate Loans of any Type shall be suspended, all such Bank's outstanding Loans of that Type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (c) below, on the last day such Bank may lawfully continue to maintain Loans of that Type or, in the case of clause (d) below, on the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into Loans of such Type by such Bank shall be deemed requests for, Base Rate Loans, if:

               (a) on or prior to the determination of an interest rate for a Eurodollar Rate Loan of that Type for any Interest Period, the Administrative Agent determines that for any reason appropriate information is not available to it for purposes of determining the Adjusted Eurodollar Rate for such Interest Period;

               (b) on or prior to the first day of any Interest Period for a Eurodollar Rate Loan of that Type, the Required Banks determine that the Adjusted Eurodollar Rate as determined by the Administrative Agent for such Interest Period would not accurately reflect the cost to such Required Banks of making, continuing or converting into a Eurodollar Rate Loan of such Type for such Interest Period;

               (c) at any time such Bank determines that any Regulatory Change makes it unlawful or impracticable for such Bank or its applicable Lending Office to make, continue or convert into any Eurodollar Rate Loan of that Type, or to comply with its obligations hereunder in respect thereof; or

               (d) such Bank determines that, by reason of any Regulatory Change, such Bank or its applicable Lending Office is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Eurodollar Rate Loans of that Type is directly or indirectly determined or (ii) the category of assets that includes Eurodollar Rate Loans of that Type.

If, as a result of this Section 7.01, any Loan of any Bank that would otherwise be made or maintained as or converted into a Eurodollar Rate Loan of any Type for any Interest Period is instead made or maintained as or converted into a Base Rate Loan, then, unless the corresponding Loan of each of the other Banks is also to be made or maintained as or converted into a Base Rate Loan, such Loan of such Bank shall be treated as being a Eurodollar Rate Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Banks of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Administrative Agent shall promptly notify the Borrower and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a) above, and each Bank shall promptly notify the Borrower and the Administrative Agent of the existence or occurrence of any condition or circumstance specified in clause (b), (c) or (d) above applicable to such Bank's Loans, but the failure by the Administrative Agent or such Bank to give any such notice shall not affect such Bank's rights hereunder.

          Section 7.02. INCREASED COSTS, ETC. If, due to either (a) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Adjusted Eurodollar Rate) in or in the interpretation of any Applicable Law or (b) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in cost to any Bank of agreeing to make or making, funding or maintaining Eurodollar Rate Loans, then the Borrower shall from time to time, upon demand by such Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank additional amounts sufficient to compensate such Bank for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by such Bank, shall be conclusive and binding for all purposes, absent manifest error.

          Section 7.03. CAPITAL REQUIREMENTS. If any Bank determines that compliance with any Applicable Law or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and that the amount of such capital is increased by or based upon the existence of such Bank's Commitment or Loans hereunder and other commitments of this type, then, upon demand by such Bank (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Bank, from time to time as specified by such Bank, additional amounts sufficient to compensate such Bank in the light of such circumstances, to the extent that such Bank reasonably determines such increase in capital to be allocable to the existence of such Bank's Commitment or Loans hereunder. A certificate as to such amounts submitted to the Borrower by such Bank shall be conclusive and binding for all purposes, absent manifest error.

          Section 7.04. FUNDING LOSSES. If (a) any payment of principal of, or conversion of, any Eurodollar Rate Loan is made by the Borrower to or for the account of a Bank other than on the last day of the Interest Period for such Loan, as a result of a payment pursuant to Section 1.05, acceleration of the maturity of the Loans pursuant to Section 6.02 or for any other reason, or (b) a Eurodollar Rate Loan for any reason is not made or converted, or any payment with respect thereto for any reason is not made, on the date therefor determined in accordance with the applicable provisions of this Agreement, the Borrower shall, upon demand by such Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or conversion, such failure to make such Loan, convert such Loan, or make any payment with respect thereto, or any such other occurrence or non-occurrence, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Bank to fund or maintain such Loan.

          Section 7.05. CERTAIN DETERMINATIONS. In making the determinations contemplated by Sections 7.01, 7.02, 7.03 and 7.04, each Bank will use reasonable efforts to make such estimates, assumptions, allocations and the like that such Bank in good faith determines to be accurate, and such Bank's use and employment of such estimates, assumptions, allocations and the like, its selection thereof in accordance with this Section 7.05, and the determinations made by such Bank on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors. Each Bank shall furnish to the Borrower upon request a certificate outlining in reasonable detail the basis for, and (if applicable) computation of, any amounts claimed by it under Sections 7.01, 7.02, 7.03 and 7.04 and the assumptions underlying any such computations. Each Bank shall, in connection with making such determinations, treat the Borrower in a manner consistent with its treatment of other comparable borrowers.

          Section 7.06. CHANGE OF LENDING OFFICE. If an event occurs with respect to a Lending Office of any Bank that obligates the Borrower to pay any amount under Section 1.13, makes operable the provisions of clause (c) or (d) of
Section 7.01 or entitles such Bank to make a claim under Section 7.02 or 7.03, such Bank shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount the Borrower is so obligated to pay, eliminate such operability or reduce the amount such Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Bank, be disadvantageous to such Bank in any manner or contrary to such Bank's policies. Each Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Administrative Agent and the Borrower. Except in the case of a change in Lending Offices made at the request of the Borrower, the designation of a new Lending Office by any Bank shall not obligate the Borrower to pay any amount to such Bank under Section 1.13, make operable the provisions of clause (c) or (d) of Section 7.01 or entitle such Bank to make a claim under Section 7.02 or 7.03 if such obligation, the operability of such clause or such claim results solely from such designation and not from a subsequent Regulatory Change, PROVIDED that if an event occurs with respect to a new Lending Office of any Bank (other than a new Lending Office designated by such Bank after a request by the Borrower) that entitles such Bank to make a claim under Section 7.02, such Bank shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount such Bank is so entitled to claim.

                                    ARTICLE 8

                                   THE AGENTS
                                   ----------

          Section 8.01. APPOINTMENT AND POWERS. Each Bank hereby irrevocably appoints and authorizes each of The Bank of New York, Toronto Dominion (New
York), Inc., Toronto Dominion (Texas), Inc., Citicorp Securities, Inc. and The Chase Manhattan Bank, and each of The Bank of New York, Toronto Dominion (New
York), Inc., Toronto Dominion (Texas), Inc., Citicorp Securities, Inc. and The Chase Manhattan Bank hereby agrees, to act as agent for and representative (within the meaning of Section 9-105(m) of the Uniform Commercial Code) of such Bank under the Loan Documents with such powers as are delegated to, in the case of Toronto Dominion (Texas), Inc., the Administrative Agent, in the case of The Bank of New York, the Documentation Agent and an Arranging Agent, in the case of The Chase Manhattan Bank, the Syndication Agent and an Arranging Agent, and, in the case of Toronto Dominion (New York), Inc., and Citicorp Securities, Inc., an Arranging Agent by the terms thereof, together with such other powers as are reasonably incidental thereto. Each Agent's duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in the Loan Documents. No Agent shall be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. No Agent shall, by reason of its serving as an Agent, be a trustee or other fiduciary for any Bank.

          Section 8.02. LIMITATION ON AGENTS' LIABILITY. Neither any Agent nor any director, officer, employee or agent of any of them shall be liable or responsible for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence, willful misconduct or knowing violations of law. No Agent shall be responsible to any Bank for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document or (c) any failure by the Loan Parties to perform any of their obligations under the Loan Documents. Each Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact. Each Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by any Agent. As to any matters not expressly provided for by the Loan Documents, each Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

          Section 8.03. DEFAULTS. No Agent shall be deemed to have knowledge of the occurrence of a Default (other than, in the case of the Administrative Agent, the non-payment to it of principal of or interest on Loans or fees) unless such Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent has knowledge of such a non-payment or receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Administrative Agent shall (a) in the case of a Default that constitutes an Event of Default, take either or both of the actions referred to in clauses (a) and (b) of the first sentence of Section 6.02 if so directed by the Required Banks and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Administrative Agent shall have received such directions, in the event of any Default, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

          Section 8.04. RIGHTS AS A BANK. Each Person acting as an Agent that is also a Bank shall, in its capacity as a Bank, have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not acting as an Agent, and the term "Bank" or "Banks" shall include such Person in its individual capacity. Each Person acting as an Agent (whether or not such Person is a Bank) and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Loan Parties and their Affiliates as if it were not acting as an Agent, and such Person and its Affiliates may accept fees and other consideration from the Loan Parties and their Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Banks.

          Section 8.05. INDEMNIFICATION. The Banks agree to indemnify each Agent (to the extent not reimbursed by the Loan Parties under the Loan Documents), ratably on the basis of the respective principal amounts of the Loans outstanding made by the Banks (or, if no Loans are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Agent (including the costs and expenses that the Loan Parties are obligated to pay under the Loan Documents) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from gross negligence or willful misconduct by such Agent.

          Section 8.06. NON-RELIANCE ON AGENTS AND OTHER BANKS. Each Bank agrees that it has made and will continue to make, independently and without reliance on any Agent or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of the Loan Parties and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith. No Agent shall be required to keep itself informed as to the performance or observance by the Loan Parties of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of any Loan Party or any Subsidiary thereof. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by an Agent under the Loan Documents, no Agent shall have any obligation to provide any Bank with any information concerning the business, status or condition of any Loan Party or any Subsidiary thereof or the Loan Documents that may come into the possession of any Agent or any Affiliate of any of them.

          Section 8.07. EXECUTION AND AMENDMENT OF LOAN DOCUMENTS ON BEHALF OF THE BANKS. Each Bank hereby authorizes the Administrative Agent to execute and deliver, in the name of and on behalf of such Bank, (a) the Guaranty Agreement and (b) any other Loan Document (other than the Credit Agreement) requiring execution by or on behalf of such Bank. The Administrative Agent shall consent to any amendment of any term, covenant, agreement or condition of the Guaranty Agreement, or to any waiver of any right thereunder, if, but only if, the Administrative Agent is directed to do so in writing by the Required Banks; PROVIDED, HOWEVER, that (i) the Administrative Agent shall not be required to consent to any such amendment or waiver that affects its rights or duties and
(ii) the

Administrative Agent shall not, unless directed to do so in writing by each Bank, (A) consent to any assignment by any Loan Party of any of its rights or obligations under the Guaranty Agreement, except as required or contemplated by the Loan Documents or (B) release LIN Television from its obligations under
Section 1.01 of the Guaranty Agreement. Any release of LIN Television from its obligations under Section 1.01 of the Guaranty Agreement which is effectuated otherwise than in accordance with the terms of this Section 8.07, shall be invalid.

          Section 8.08. RESIGNATION OF AN AGENT. Any Agent may at any time give notice of its resignation to the Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Banks may, after consultation with the Borrower, appoint a successor Agent to such Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks and after consultation with the Borrower, appoint a successor Agent to such Agent. Upon the acceptance by any Person of its appointment as a successor Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations as Agent under the Loan Documents. After any retiring Agent's resignation as Agent, the provisions of this Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.


                                    ARTICLE 9

                                  MISCELLANEOUS
                                  -------------

          Section 9.01. NOTICES AND DELIVERIES. (A) MANNER OF DELIVERY. All notices, communications and materials (including all Information) to be given or delivered pursuant to the Borrower Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telecopy transmissions). Notices under Sections 1.02, 1.03(c), 1.05, 1.07 and 6.02 may be by telephone, promptly, in the case of each notice other than one under Section 6.02, confirmed in writing. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the Administrative Agent has acted in reliance on such telephonic notice.

          (b) ADDRESSES. All notices, communications and materials to be given or delivered pursuant to the Loan Documents shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

               (i) if to the Borrower or LIN Television, to it at:

                1 Richmond Square
                Providence, Rhode Island 02906

                Telecopier No.: (401) 454-0089
                Telephone No.: (401) 454-2880

                Attention:  Vice President-Treasurer

                with a copy to:

                LIN Television Corporation
                1001 G Street, N.W.
                Suite 700 East
                Washington, D.C.  20001

                Telecopier No.: (202) 879-9397
                Telephone No.: (202) 879-9355

                Attention:  General Counsel

                and to

                Friedman & Kaplan LLP
                875 Third Avenue
                New York, New York  10022

                Telecopier No.: (212) 355-6401
                Telephone No.: (212) 833-1100

                Attention:  Daniel M. Taitz

              (ii)  if to the Administrative Agent, to it at:

                Toronto Dominion (Texas), Inc.
                909 Fannin Street
                Suite 1700
                Houston, Texas  77010

                Telecopier No.: 713-951-9921
                Telephone No.: 713-653-8235

                Attention: Agency Department

             (iii)  if to any Bank, to it at the address or
                    telecopier or telephone number and to
                    the attention of the individual or
                    department, set forth below such Bank's
                    name under the heading "Notice Address"
                    on ANNEX A or, in the case of a Bank
                    that becomes a Bank pursuant to an
                    assignment, set forth under the heading
                    "Notice

                    Address" in the Notice of Assignment
                    given to the Borrower and the
                    Administrative Agent with respect to
                    such assignment;

or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned "Notice of Change of Address" given to (x) if the party to which such information pertains is LIN Television or the Borrower, the Administrative Agent and each Bank, (y) if the party to which such information pertains is an Agent, LIN Television, the Borrower, each Agent and each Bank and (z) if the party to which such information pertains is a Bank, LIN Television, the Borrower and the Administrative Agent.

          (c) EFFECTIVENESS. Each notice and communication and any material to be given or delivered pursuant to the Borrower Loan Documents shall be deemed so given or delivered (i) if sent by registered or certified mail, postage prepaid, return receipt requested, on the fourth Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (ii) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (iii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and (iv) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Administrative Agent to the Borrower under
Section 6.02 given by telephone as above provided, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the time, to any other officer of the Borrower or to any general manager of any Broadcast Station owned by LIN Television, the Borrower or any Restricted Subsidiary (other than any such Broadcast Station which is operated pursuant to a Local Marketing Agreement), except that (x) notices of a change of address, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received and (y) notices, communications and materials to be given or delivered to the Administrative Agent or any Bank pursuant to Sections 1.02, 1.03(c), 1.05, 1.07 and 1.12(b) and Article 5 shall not be deemed given or delivered until received by the officer of the Administrative Agent or such Bank responsible, at the time, for the administration of the Loan Documents.

          (d) REASONABLE NOTICE. Any requirement under Applicable Law of reasonable notice by the Agents or the Banks to LIN Television or the Borrower of any event in connection with, or in any way related to, the Loan Documents or the exercise by the Agents or the Banks of any of their rights thereunder shall be met if notice of such event is given to LIN Television or the Borrower, as the case may be, in the manner prescribed above at least 10 days before (A) the date of such event or (B) the date after which such event will occur.

          Section 9.02. EXPENSES; INDEMNIFICATION. (a) The Borrower agrees to pay on demand: (i) all costs and expenses of the Agents in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement and the other Loan Documents, including, without limitation, (A) all due diligence, transportation, computer, duplication, appraisal, audit, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for the Agents with respect thereto and with respect to advising any of the Agents as to their respective rights and responsibilities, or the perfection, protection or preservation of rights or interests, under this Agreement and the other Loan Documents and with respect to negotiations with the Borrower regarding any Default or any events or circumstances that may give rise to a Default and (ii) all costs and expenses of the Agents and the Banks in connection with the enforcement of this Agreement and the other Loan Documents whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for any Agent or any Banks with respect thereto).

          (b) The Borrower agrees to indemnify and hold harmless each Indemnified Person from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel for the Banks as a group; PROVIDED that any Bank or group of Banks that has determined in good faith that due to potential conflicts of interest such Bank or group of Banks cannot be adequately represented by such counsel may retain separate counsel to represent such Bank or group of Banks, such representation to be limited, to the extent practicable, to the issues to which such potential conflict relates) that may be incurred by or asserted or awarded against any Indemnified Person, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with any acquisition or proposed acquisition by LIN Television, the Borrower or any of the Subsidiaries or Affiliates of all or any part of the stock or substantially all the assets of any Person and any of the other transactions contemplated by any Loan Document, whether or not an Indemnified Person is a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct.

          Section 9.03. AMOUNTS PAYABLE DUE UPON REQUEST FOR PAYMENT. All amounts payable by the Borrower under Section 9.02 and by LIN Television or the Borrower under the other provisions of the Loan Documents shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof.

          Section 9.04. REMEDIES OF THE ESSENCE. The various rights and remedies of the Agents and the Banks under the Borrower Loan Documents are of the essence of those agreements, and the Agents and the Banks shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

          Section 9.05. RIGHTS CUMULATIVE. Each of the rights and remedies of the Agents and the Banks under the Loan Documents shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

          Section 9.06. CONFIDENTIALITY; DISCLOSURES. Each Agent and each Bank agrees to use reasonable efforts to keep confidential, in accordance with its customary procedures for handling confidential information of this nature, any Information supplied to it by LIN Television, the Borrower or any Subsidiary of either of them pursuant to this Agreement or the other Loan Documents (and not otherwise known to such Person), PROVIDED that nothing contained herein shall limit or impair the right of any Agent and any Bank, and each Agent and each Bank shall be entitled to, disclose to, and exchange and discuss with, any other Person (each Agent, each Bank and each such other Person being hereby authorized to do so) any Information (including but not limited to any such non-public Information) concerning LIN Television, the Borrower or any Subsidiary (whether received by the Agents, the Banks or such other Person in connection with or pursuant to the Loan Documents or otherwise) (a) to the extent required by Applicable Law, (b) to the employees, auditors or counsel of or for any Agent or any Bank, or to the accountants for any Agent or any Bank, (c) to bank examiners, auditors, accountants or other regulatory or administrative bodies having or claiming to have jurisdiction over any Agent or any Bank or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere), (d) to any other Agent or any other Bank, (e) in connection with any litigation, (f) to the extent required for the purpose of protecting, preserving, exercising or enforcing any of the rights of the Agents or the Banks in, under or related to the Loan Documents, performing any of the obligations of the Agents or the Banks under or related to the Loan Documents and consulting with respect to any of the foregoing matters, (g) to any Affiliate or Subsidiary of any Agent or any Bank so long as such Agent or such Bank causes such Affiliate or Subsidiary to adhere to the provisions of this
Section 9.06 as though it were legally bound thereby, (h) to any prospective assignee of, or actual or prospective participant in, all or any part of any Bank's interest in its Loans, Commitments and other rights or obligations hereunder, so long as each such prospective assignee or actual or prospective participant has agreed that it will comply with the restrictions contained in this Section 9.06 to the same extent as if it were a Bank, (i) to the extent that such Information has become generally available to the public other than by a breach of this Section 9.06 or has been provided to any Agent or any Bank by a third Person not known to such Agent or such Bank to be subject to a duty of confidentiality with respect to such Information, or (j) to the extent permitted in writing by LIN Television, the Borrower or the Subsidiary of either of them that delivered such Information; PROVIDED, FURTHER, that in no event shall any Agent or any Bank be obligated or required to return any materials furnished by LIN Television, the Borrower, any Subsidiary of either of them or any of their agents or representatives. The determination by any Agent or any Bank as to the application of the circumstances described in the foregoing clauses (a) through
(j) shall be conclusive if made in good faith.

          Section 9.07. AMENDMENTS; WAIVERS. Any term, covenant, agreement or condition of the Borrower Loan Documents may be amended, and any right under the Borrower Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by (a) in the case of an amendment or waiver with respect to any Borrower Loan Document, the Required Banks and, if the rights and duties of any Agent are affected thereby, by such Agent, (b) in the case of an amendment with respect to any Borrower Loan Document, by the Borrower and (c) in the case of an amendment with respect to this Agreement, by LIN Television; PROVIDED, HOWEVER, that no amendment or waiver shall be effective, unless in writing and signed by each Bank directly affected thereby, to the extent it (i) increases the amount or extends the term of such Bank's RC Commitment or Incremental Commitment, (ii) reduces the principal of or the rate of interest on such Bank's Loans or the fees payable to such Bank hereunder (other than in connection with any waiver of any increase in the Applicable Margin which would otherwise take effect due to the continuance of an Event of Default as a result of the failure of the Borrower to deliver Section 5.01 Financials in accordance with the proviso to the definition of "Applicable Margin" set forth herein or in connection with any waiver of the applicability of the Post-Default Rate), (iii) constitutes an amendment to or waiver of the provisions of Section 1.04 which postpones any date fixed for, or reduces the amount of, any payment of principal of such Bank's Loans, or any reduction of the Commitments, (iv) constitutes an amendment to or waiver of the provisions of Section 1.03 which postpones any date fixed for, or reduces the amount of, any payment of interest on such Bank's Loans (other than in connection with any waiver of any increase in the Applicable Margin which would otherwise take effect due to the continuance of an Event of Default as a result of the failure of the Borrower to deliver Section 5.01 Financials in accordance with the proviso to the definition of "Applicable Margin" set forth herein or in connection with any waiver of the applicability of the Post-Default Rate), (v) constitutes an amendment to or waiver of the provisions of Section 1.08 which postpones any date fixed for, or reduces the amount of, any payment of fees payable to such Bank hereunder, (vi) constitutes an amendment to or waiver of the provisions of Section 1.05(a)(ii) or 1.07(a)(iii), (vii) reduces the percentage specified in the definition of "Required Banks" or (viii) amends
Section 1.14, this Section 9.07 or any other provision of this Agreement requiring the consent or other action of all of the Banks. Unless otherwise specified in such waiver, a waiver of any right under the Borrower Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of any Agent or any Bank under the Borrower Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of any Agent or any Bank under the Borrower Loan Documents or Applicable Law.

          Section 9.08. SET-OFF; SUSPENSION OF PAYMENT AND PERFORMANCE. Each Agent and each Bank is hereby authorized by LIN Television and the Borrower, at any time and from time to time, without notice, (a) during the continuance of any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of LIN Television or the Borrower, as the case may be, under the Borrower Loan Documents (whether owing to such Person or to any other Person that is an Agent or a Bank and whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by such Person or any of its Affiliates to LIN Television or the Borrower, as the case may be, or any Restricted Subsidiary (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States) and (b) during the continuance of any Event of Default, to suspend the payment and performance of such Liabilities owing by such Person or its Affiliates and, in the case of Liabilities that are deposits, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits. Each Agent and each Bank agrees promptly to notify LIN Television or the Borrower, as the case may be, after any such set-off and application and suspension of payment and performance, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application or suspension of payment and performance, as the case may be.

          Section 9.09. SHARING OF RECOVERIES. Each Bank agrees that, if, for any reason, including as a result of (a) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (b) its claim in any applicable bankruptcy, insolvency or other similar law being deemed secured by a Debt owed by it to any Loan Party, including a claim deemed secured under
Section 506 of the Bankruptcy Code, or (c) the allocation of payments by any Agent or any Loan Party in a manner contrary to the provisions of Section 1.14, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal of or interest on the Loans or fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of any Loan Party from such Bank, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). Each of LIN Television and the Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 9.09 shall, with respect to such participation, be entitled to all of the rights of a Bank under Sections 7.02, 9.02 and 9.08 (subject to any condition imposed on a Bank hereunder with respect thereto) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation.

          Section 9.10. ASSIGNMENTS AND PARTICIPATIONS. (a) ASSIGNMENTS (i) No Loan Party may assign any of its rights or obligations under the Loan Documents without the prior written consent of (A) in the case of the Loan Documents referred to in Section 8.07(a) and subject to the provisions of Section 8.07, the Administrative Agent and (B) in the case of any of the other Loan Documents, each Bank, and no assignment of any such obligation shall release such Loan Party therefrom unless the Administrative Agent or each Bank, as applicable, shall have consented to such release in a writing specifically referring to the obligation from which such Loan Party is to be released.

               (ii) Each Bank may from time to time assign any or all of its rights and obligations under the Loan Documents to one or more Persons; PROVIDED that, except in the case of the grant of a security interest to a Federal Reserve Bank (which may be made without condition or restriction), no such assignment shall be effective unless (A) the assignment is consented to by the Borrower (unless either (i) the assignment is to an Affiliate of the assigning Bank or (ii) an Event of Default specified in Section 6.01(g) with respect to the Borrower exists) (such consent not to be unreasonably withheld), (B) in the case of a partial assignment (other than a partial assignment to another Bank or to an Affiliate of the assigning Bank), the assignment shall involve the assignment of not less than $10,000,000 (or, with the prior written consent of the Borrower, $5,000,000) of the assignor Bank's Commitment and, if in excess of such amount, an integral multiple of $1,000,000, (C) a Notice of Assignment with respect to the assignment, duly executed by the assignor and the assignee, shall have been given to the Borrower and the Administrative Agent at least three Eurodollar Business Days prior to the date on which such assignment is to become effective and (D) except in the case of (x) an assignment by the Bank that is the Administrative Agent, (y) an assignment to an Affiliate of the assigning Bank or (z) an assignment to another Bank, the Administrative Agent shall have been paid an assignment fee of $2,500. Upon any effective assignment, the assignee shall be obligated to perform the obligations so assigned and shall have all of the rights of a Bank; PROVIDED, HOWEVER, that no assignee shall be entitled to any amounts that would otherwise be payable to it with respect to its assignment under Section 1.13 or 7.02 unless (x) such amounts are payable in respect of Regulatory Changes that are enacted, adopted or issued after the date the applicable assignment agreement was executed or (y) such amounts would have been payable to the Bank that made such assignment if such assignment had not been made.

          (b) PARTICIPATIONS. Each Bank may from time to time sell or otherwise grant participations in any or all of its rights and obligations under the Loan Documents without the consent of the Borrower, the Administrative Agent, any other Agent or any other Bank. In the event of any such grant by a Bank of a participation, such Bank's obligations under the Loan Documents to the other parties thereto shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, and the Borrower, the Agents and the other Banks may continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations thereunder. A Bank may not grant to any holder of a participation the right to require such Bank to take or omit to take any action under the Loan Documents, except that a Bank may grant to any such holder the right to require such holder's consent to (i) increase the amount or extend the term of such Bank's Commitment, (ii) reduce the principal of or the rate of interest on such Bank's Loans or the fees payable to such Bank hereunder (other than in connection with any waiver of any increase in the Applicable Margin which would otherwise take effect due to the continuance of an Event of Default as a result of the failure of the Borrower to deliver Section 5.01 financials in accordance with the proviso to the definition of "Applicable Margin" set forth herein or in connection with any waiver of the applicability of the Post-Default
Rate), (iii) amend or waive the provisions of Sections 1.04 in a manner which postpones any date fixed for, or reduces the amount of, any payment of principal of such Bank's Loans, or any reduction of the Commitments, (iv) amend or waive the provisions of Section 1.03 in a manner which postpones any date fixed for, or reduces the amount of, any payment of interest on such Bank's Loans (other than in connection with any waiver of any increase in the Applicable Margin which would otherwise take effect due to the continuance of an Event of Default as a result of the failure of the Borrower to deliver Section 5.01 financials in accordance with the proviso to the definition of "Applicable Margin" set forth herein or in connection with any waiver of the applicability of the Post-Default
Rate), (v) amend or waive the provisions of Section 1.08 in a manner which postpones any date fixed for, or reduces the amount of, any payment of fees payable to such Bank hereunder, (vi) amend or waive the provisions of Sections 1.05(a)(ii) or 1.07(a)(iii), (vii) reduce the percentage specified in the definition of "Required Banks," (viii) amend Section 1.14, Section 9.07 or any other provision of this Agreement requiring the consent or other action of all of the Banks, (ix) permit any Loan Party to assign any of its rights or obligations under the Loan Documents to any other Person, except as required or contemplated by the Loan Documents or (x) release LIN Television from its obligations under Section 1.01 of the Guaranty Agreement. Each holder of a participation in any rights under the Loan Documents, if and to the extent the applicable participation agreement so provides, shall, with respect to such participation, be entitled to all of the rights of a Bank as fully as though it were a Bank and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation; PROVIDED, HOWEVER, that no holder of a participation shall be entitled to any amounts that would otherwise be payable to it with respect to its participation under Section 1.13, 7.02 or 7.03 unless such amounts would have been payable to the Bank that granted such participation if such participation had not been granted.

          Section 9.11. GOVERNING LAW. This Agreement (including matters relating to the Maximum Permissible Rate) shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).

          Section 9.12. JUDICIAL PROCEEDINGS; WAIVER OF JURY TRIAL. Any judicial proceeding brought against LIN Television or the Borrower with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of

New York, and, by execution and delivery of this Agreement, each of LIN Television and the Borrower (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. Each of LIN Television and the Borrower hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 9.01(a)(ii), and service so made shall be deemed completed on the fourth Business Day after such service is deposited in the mail. Nothing herein shall affect the right of any Agent, any Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of any Agent, any Bank or any other Indemnified Person to bring proceedings against LIN Television or the Borrower in the courts of any other jurisdiction. To the extent permitted in accordance with Applicable Law (including Applicable Law relating to jurisdiction and venue), any judicial proceeding by LIN Television or the Borrower against any Agent or any Bank involving any Loan Document Related Claim shall be brought only in a court located in, in the case of the Administrative Agent, the City and State of New York and, in the case of a Bank or any other Agent, the jurisdiction in which such Bank's or such other Agent's, as the case may be, principal United States office is located. LIN TELEVISION, THE BORROWER, EACH AGENT AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

          Section 9.13. REFERENCE BANKS. Each Reference Bank shall furnish to the Administrative Agent timely information for the purpose of determining the Eurodollar Rate. If any Reference Bank shall notify the Administrative Agent that thenceforth it shall not be able to furnish such information in a timely manner or shall assign all of its Loans or Commitment to a Person that is not an Affiliate of such Reference Bank, the Administrative Agent shall, with the consent of the Required Banks and after consultation with the Borrower, appoint another Bank as a Reference Bank in place of such Reference Bank.

          Section 9.14. SEVERABILITY OF PROVISIONS. Any provision of the Borrower Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, each of LIN Television and the Borrower hereby waives any provision of Applicable Law that renders any provision of the Borrower Loan Documents prohibited or unenforceable in any respect.

          Section 9.15. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

          Section 9.16. SURVIVAL OF OBLIGATIONS. Except as otherwise expressly provided therein, the rights and obligations of the Borrower, the Agents, the Banks and the other Indemnified Persons under the Borrower Loan Documents shall survive the Repayment Date.

          Section 9.17. ENTIRE AGREEMENT. This Agreement embodies the entire agreement among LIN Television, the Borrower, the Agents and the Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

          Section 9.18. SUCCESSORS AND ASSIGNS. All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 9.19. TERMINATION AND RELEASE; FURTHER ASSURANCES. Upon the effectiveness of the amendment and restatement of this Agreement as of the Restated Agreement Date, the Notes, the Guaranty Agreements, the Security Agreements and the Subsidiary Set-Off Consents (each as defined in this Agreement immediately prior to such effectiveness) shall terminate and be of no further force and effect, and the Security Interest (as so defined) shall terminate and be released. The Administrative Agent shall return to the Borrower any and all items of Collateral (as so defined) in its possession and shall execute and deliver to the Borrower such instruments and other documents, including UCC-3 termination statements, as shall be reasonably requested by the Borrower to effectuate such termination and release.


                                   ARTICLE 10

                                 INTERPRETATION
                                 --------------

          Section 10.01. Defined Terms. For the purposes of this Agreement:
                         -------------

          "ACCUMULATED FUNDING DEFICIENCY" has the meaning ascribed to that term in Section 302 of ERISA.

          "ADJUSTED EURODOLLAR RATE" means, for any Interest Period, a rate per annum (rounded upward, if not 1/16 of 1% or an integral multiple thereof, to the next higher 1/16 of 1%) equal to the rate obtained by dividing (a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

          "ADMINISTRATIVE AGENT" means Toronto Dominion (Texas), Inc., as agent for and representative (within the meaning of Section 9-105(m) of the Uniform Commercial Code) of the Banks under the Loan Documents, and any successor Administrative Agent appointed pursuant to Section 8.08.

          "ADMINISTRATIVE AGENT'S OFFICE" means the address of the Administrative Agent specified in or determined in accordance with the provisions of Section 9.01(a)(ii).

          "AFFILIATE" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of the Borrower.

          "AGENTS" means, collectively, the Administrative Agent, the Documentation Agent, the Syndication Agent and the Arranging Agents.

          "AGREEMENT" means this Agreement, including all schedules, annexes and exhibits hereto.

          "AGREEMENT DATE" means November 30, 1994, being the date this Agreement (prior to the amendment and restatement hereof as of the Restated Agreement Date) originally became effective.

          "APPLICABLE LAW" means, anything in Section 9.11 to the contrary notwithstanding, (a) all applicable common law and principles of equity and (b) all applicable provisions of all (i) constitutions, statutes, rules, regulations and orders of governmental bodies, (ii) Governmental Approvals and (iii) orders, decisions, judgments and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

          "APPLICABLE MARGIN" means, for each Eurodollar Rate Loan, at any time, the percentage per annum set forth below opposite the applicable Leverage Ratio (it being understood that each Applicable Margin shall be in effect from the third Business Day after the day the respective Section 5.01 Financials are delivered to the Banks until the third Business Day after the day the next such
Section 5.01 Financials are delivered to the Banks at which time the Applicable Margin shall be reset in accordance with the foregoing provisions of this definition):

                                          Eurodollar
                                             Rate
          LEVERAGE RATIO                     LOANS
          --------------                  ---------

      Greater than 5.00 to 1                1.000%

      Greater than 4.50 to 1                0.900%
      but less than or equal
      to 5.00 to 1

      Greater than 4.00 to 1                0.750%
      but less than or equal
      to 4.50 to 1

      Greater than 3.50 to 1                0.625%
      but less than or equal
      to 4.00 to 1

      Greater than 3.00 to 1                0.500%
      but less than or equal
      to 3.50 to 1

      Less than or equal to                 0.400%
      3.00 to 1

; PROVIDED that, during any period in which an Event of Default shall have occurred and be continuing as a result of the failure of the Borrower to deliver
Section 5.01 Financials to each Bank when required pursuant to Section 5.01(a) or (b), as the case may be, the Applicable Margin shall be 1.000%, and PROVIDED FURTHER that for the sole purpose of calculating the Applicable Margin, (i) no Event of Default shall be deemed to have occurred and be continuing if the Borrower shall have delivered the Section 5.01 Financials to the Administrative Agent when required pursuant to Section 5.01(a) or (b), as the case may be, even if such Section 5.01 Financials shall not have been delivered to each Bank when required pursuant to Section 5.01(a) or (b), as the case may be, and (ii) the Required Banks shall not unreasonably withhold their consent to any request by the Borrower to extend the time periods of 60 days or 90 days, as the case may be, set forth in Section 5.01(a) or (b).

          "ARRANGING AGENTS" means, collectively, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc. and Toronto Dominion (New York), Inc., as agents for and representatives (within the meaning of Section 9-105(m) of the Uniform Commercial Code) of the Banks under the Loan Documents, and any successor Arranging Agents appointed pursuant to Section 8.08.

          "ASSET DISPOSITION NET CASH PROCEEDS" means the Net Cash Proceeds from any disposition (whether voluntary or involuntary) of any asset of the Borrower or the Restricted Subsidiaries (other than the incurrence of a Permitted Lien or any disposition of any asset, including any asset subject to a Permitted Lien, or any interest therein in the ordinary course of business).

          "AT&T" means AT&T Corp., a New York corporation.
           ----

          "AVAILABLE CASH" means, on any date of determination, the lesser of
(a) $20,000,000 and (b) the lesser of (i) the average daily amount of Cash Equivalents measured over the two previous fiscal quarters most recently ended and (ii) the amount of Cash Equivalents on the date of determination.

          "BANK" means (a) any Person listed on the signature pages hereof as such and (b) any Person that has been assigned any or all of the rights or obligations of a Bank pursuant to Section 9.10(a).

          "BANK TAX" means any Tax based on or measured by net income, any franchise Tax and any doing business Tax (including any gross receipts Tax in the nature of a doing business Tax), in each case imposed upon any Bank or any Agent by any jurisdiction (or political subdivision thereof) in which such Bank, such Agent or any Lending Office is located.

          "BASE FINANCIAL STATEMENTS" means the most recent, audited, consolidated balance sheet of the Borrower and the Consolidated Subsidiaries referred to in SCHEDULE 5.02(a) and the related statements of income, retained earnings and, as applicable, changes in financial position or cash flows for the fiscal year ended with the date of such balance sheet.

          "BASE RATE" means, for any day, a rate per annum equal to the higher of (a) the Prime Rate in effect on such day and (b) the sum of the Federal Funds Rate in effect on such day plus 1/2%.

          "BASE RATE LOAN" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Base Rate.

          "BENEFIT PLAN" of any Person, means, at any time, any employee benefit plan (including a Multiemployer Benefit Plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of such Person.

          "Borrower" means LWWI Broadcasting Inc., a Delaware corporation.
           --------

          "BORROWER LOAN DOCUMENTS" means the Loan Documents to which the Borrower is a party.

          "BROADCAST BUSINESS" means the business of operating one or more Broadcast Stations and other businesses directly related thereto.

          "BROADCAST STATION" means all the assets used and useful for operating a full service commercial radio or television broadcast station pursuant to an FCC License, including but not limited to such FCC License and the right to use the same.

          "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks in New York City are authorized to close.

          "CAPITAL LEASE" means any lease that has been, or should be, in accordance with Generally Accepted Accounting Principles, recorded as a capital lease.

          "CAPITAL SECURITY" means, (i) with respect to any Person that is a corporation, (A) any share of capital stock of such Person or (B) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of such Person and (ii) with respect to any Person that is a partnership, limited liability company or other entity, (A) any partnership or other ownership interest in such Person or (B) any security convertible into, or any option, warrant or other right to acquire, any partnership or other ownership interest in such Person.

          "CASH EQUIVALENTS" means any of the following, to the extent owned by the Borrower and the Restricted Subsidiaries, determined on a Consolidated basis, free and clear of all Liens: (a) Dollars on hand and in federally insured demand deposit accounts; (b) direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, in each case having a remaining maturity of not more than one year; (c) certificates of deposit or bankers' acceptances that become payable within one year after the date of issuance and that are issued by (i) any Bank or (ii) any other commercial bank organized under the laws of the United States or any state thereof or any other country that is a member of the OECD or any political subdivision of such country and having combined capital and surplus of at least $1,000,000,000; (d) commercial paper issued by any corporation organized under the laws of any state or the United States with a rating of at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group; and (e) repurchase and reverse repurchase agreements with any securities dealer with respect to securities of the types specified in subsections (a) through (d) of this definition of "Cash Equivalents" in respect of an aggregate principal amount of securities not in excess of $10,000,000 and that are fully collateralized by any of the securities specified in subsections (a) through (d) of this definition of "Cash Equivalents."

          "CASH FLOW PERCENTAGE" means, as of the date of any sale, pledge or other disposition (whether voluntary or involuntary) or exchange of the assets comprising a Broadcast Station (including the Capital Securities of a Person that owns a Broadcast Station), the ratio, expressed as a percentage, derived by dividing (a) Operating Cash Flow attributable thereto for the period of four consecutive fiscal quarters ending on the last day of the most recent fiscal year or fiscal quarter in respect of which each Bank shall have received Section
5.01 Financials by (b) Consolidated Operating Cash Flow for such period.

          "CHANGE OF CONTROL" means the occurrence of any event whereby any Person, any group of Persons who have agreed to act together, or any Person or any such group and its or their Affiliates, other than AT&T and its Affiliates, has the ability to elect a majority of the members of the Board of Directors of LIN Television.

          "CO-AGENTS" means The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A.

          "Code" means the Internal Revenue Code of 1986.
           ----

          "COMMITMENT" of any Bank means such Bank's RC Commitment and/or Incremental Commitment.

          "Communications Act" means the Communications Act of 1934.
           ------------------

          "COMPLIANCE CERTIFICATE" means a certificate of the president or a senior financial officer of the Borrower, in the form of SCHEDULE 5.01(c)-2, delivered pursuant to Section 5.01(c).

          "CONSOLIDATED" refers to the consolidation of financial statements in accordance with Generally Accepted Accounting Principles.

          "CONSOLIDATED FREE CASH FLOW" means, for the Borrower and the Restricted Subsidiaries, determined on a Consolidated basis, for any period of four consecutive fiscal quarters ending on any date of determination, Consolidated Operating Cash Flow plus Available Cash (determined on the last day of the last such fiscal quarter), less the sum of (a) Tax Distributions permitted to be made by the Borrower hereunder for such period and (b) capital expenditures made during such period by the Borrower and the Restricted Subsidiaries, determined on a Consolidated basis (excluding any upfront payments made during such period related to Permitted Local Marketing Agreements).

          "CONSOLIDATED INTEREST EXPENSE" or "CIE" means, for any period, Interest Expense of LIN Television, the Borrower and the Restricted Subsidiaries, determined on a Consolidated basis, for such period.

          "CONSOLIDATED OPERATING CASH FLOW" or "COCF" means, for any period, the sum of (a) Operating Cash Flow of the Borrower and the Restricted Subsidiaries, determined on a Consolidated basis, for such period, PROVIDED that there shall be excluded from the calculation of Net Income of the Borrower and the Restricted Subsidiaries, on a Consolidated basis, (i) any net income of a Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary is not at the time permitted by operation of the terms of any Contract or Applicable Law and (ii) any net income (or net loss) of any Person (other than a Restricted Subsidiary) in which the Borrower or any Restricted Subsidiary has an ownership interest, and PROVIDED FURTHER that, there shall be excluded from the calculation of Consolidated Operating Cash Flow, Operating Cash Flow derived from businesses other than (1) the business of owning and operating Broadcast Stations and (2) the business of owning all or part of the Capital Securities of any Person engaged in the business of owning and operating Broadcast Stations ("Non-Broadcast Operating Cash Flow"), to the extent such Non-Broadcast Operating Cash Flow exceeds 33.34% of Operating Cash Flow derived from the businesses referred to in the foregoing clauses (1) and (2), plus (b) any distributions on the Capital Securities of any Permitted Joint Venture but only to the extent that (w) such distributions do not exceed the collective ratable share of the Borrower and the Restricted Subsidiaries of the Operating Cash Flow of such Permitted Joint Venture for such period, (x) such distributions are attributable directly to the ownership interests of the Borrower or any Restricted Subsidiary in such Permitted Joint Venture, (y) such distributions have been received during such period, or are receivable for (and, in any event, received no later than 45 days following the end of) such period, in cash or cash equivalents by the Borrower or any Restricted Subsidiary and (z) there are no restrictions on the distribution, on a ratable basis, of the free cash flow of such Permitted Joint Venture to the Borrower or any Restricted Subsidiary.

          "CONSOLIDATED PRO FORMA DEBT SERVICE" means, as of any date of determination, for LIN Television, the Borrower and the Restricted Subsidiaries, determined on a Consolidated basis, the sum of (a) Consolidated Pro Forma Interest Expense, (b) the scheduled current maturities of Consolidated Total Debt and (c) Required Pro Forma Repayments, in each case for the four consecutive fiscal quarters immediately following the fiscal quarter in which the date of determination occurs.

          "CONSOLIDATED PRO FORMA INTEREST EXPENSE" means, for LIN Television, the Borrower and the Restricted Subsidiaries, determined on a Consolidated basis, Consolidated Interest Expense calculated for the four consecutive fiscal quarters immediately following the fiscal quarter in which the date of determination occurs, giving effect to the Consolidated Total Debt outstanding, the interest rates in effect as of the date of determination and the principal amortization and commitment reductions scheduled during such period.

          "CONSOLIDATED SUBSIDIARY" means, with respect to any Person at any time, any Subsidiary or other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time; unless otherwise specified, "Consolidated Subsidiary" means a Consolidated Subsidiary of the Borrower.

          "CONSOLIDATED TOTAL DEBT" or "CTD" means, at any time, all Indebtedness of LIN Television, the Borrower and the Restricted Subsidiaries at such time, including but not limited to all amounts outstanding hereunder and under the other Loan Documents at such time and all contingent obligations at such time for back-end purchase payments related to Permitted Local Marketing Agreements for which a third party has a unilateral right to require such payment to be made in any form other than additional Capital Securities of LIN Television.

          "CONTRACT" means (a) any agreement (whether bi-lateral or uni-lateral or executory or non-executory and whether a Person entitled to rights thereunder is so entitled directly or as a third party beneficiary), including an indenture, lease or license, (b) any deed or other instrument of conveyance, (c) any certificate of incorporation or charter and (d) any by-law.

          "CORPORATE SERVICE EXPENSES" means any costs, expenses or fees for general corporate services rendered to the Borrower and the Restricted Subsidiaries, which costs, expenses and fees shall be calculated only by reference to the actual costs for such Corporate Service Expenses, other than
(a) any such costs, expenses or fees payable by (i) a Restricted Subsidiary to the Borrower or (ii) a Restricted Subsidiary to a Restricted Subsidiary which is a Wholly-Owned Subsidiary, (b) any such reasonable costs, expenses or fees payable by a Restricted Subsidiary to a Restricted Subsidiary which is not a Wholly-Owned Subsidiary and (c) any such costs, expenses or fees payable to any employee of the Borrower or any Restricted Subsidiary.

          "DEBT" means any Liability that constitutes "debt" or "Debt" under section 101(11) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any analogous Applicable Law.

          "DEFAULT" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "DELAYED TRANSACTION" means any acquisition or other transaction that is contemplated and permitted by Section 4.18 and as to which, prior to the first anniversary of the date of receipt by the Borrower and/or any of the Restricted Subsidiaries of any Asset Disposition Net Cash Proceeds to be used by the Borrower, either directly or through any Restricted Subsidiary, to effect any such acquisition or other transaction (a) the Borrower or any Restricted Subsidiary shall have entered into a binding agreement to effect any such acquisition or other transaction and (b) all material conditions to the consummation of such transaction shall have been fulfilled (other than (i) the obtaining of any Governmental Approvals necessary to consummate such transaction and (ii) deliveries of opinions of counsel and officers' certificates, PROVIDED that such deliveries are capable of being made at closing in the ordinary course).

          "DOCUMENTATION AGENT" means The Bank of New York, and any successor Documentation Agent appointed pursuant to Section 8.08.

          "DOLLARS" and the sign "$" mean lawful money of the United States of America.

          "DOMESTIC LENDING OFFICE" of any Bank means (a) the branch or office of such Bank set forth below such Bank's name under the heading "Domestic Lending Office" on ANNEX A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Domestic Lending Office" in the Notice of Assignment given to the Borrower and the Agent with respect to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Base Rate Loans are to be made or maintained.

          "ENVIRONMENTAL LAW" means any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award relating to the environment, health or safety or to the release of any materials into the environment, including, without limitation, the Clean Air Act, the Clean Water Act of 1977, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, and the Resource Conservation and Recovery Act of 1976.

          "ERISA" means the Employee Retirement Income Security Act of 1974.
           -----

          "ERISA AFFILIATE" means, with respect to any Person, any other Person, including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Code Sections 414(b), (c),
(m) or (o) of which such first Person is a member.

          "EURODOLLAR BUSINESS DAY" means any Business Day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

          "EURODOLLAR LENDING OFFICE" of any Bank means (a) the branch or office of such Bank set forth below such Bank's name under the heading "Eurodollar Lending Office" on ANNEX A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Eurodollar Lending Office" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Eurodollar Rate Loans are to be made or maintained.

          "EURODOLLAR RATE" means, for any Interest Period, the rate per annum determined by the Administrative Agent to be the average (rounded upward, if not 1/16 of 1% or an integral multiple thereof, to the next higher 1/16 of 1%) of the rates per annum determined, respectively, by each Reference Bank to be the rate at which such Reference Bank offered or would have offered to place with first-class banks in the London interbank market deposits in Dollars in amounts comparable to the Eurodollar Rate Loan of such Reference Bank to which such Interest Period applies, for a period equal to such Interest Period, at 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Interest Period. If any Reference Bank is unable or otherwise fails to furnish the Administrative Agent with appropriate rate information in a timely manner, the Administrative Agent shall determine the Eurodollar Rate based on the rate information furnished by the remaining Reference Banks.

          "EURODOLLAR RATE LOAN" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Adjusted Eurodollar Rate.

          "Event of Default" means any of the events specified in Section 6.01.
           ----------------

          "EXISTING BENEFIT PLAN" means any Benefit Plan listed on SCHEDULE
4.20.

          "EXISTING GUARANTY" means (a) any Guaranty outstanding on the Restated Agreement Date, to the extent set forth on SCHEDULE 4.13, and (b) any Guaranty that constitutes a renewal, extension or replacement of an Existing Guaranty, but only if (i) at the time such Guaranty is entered into and immediately after giving effect thereto, no Default would exist, (ii) such Guaranty is binding only on the obligor or obligors under the Guaranty so renewed, extended or replaced, (iii) the principal amount of the obligations Guaranteed by such Guaranty does not exceed the principal amount of the obligations Guaranteed by the Guaranty so renewed, extended or replaced at the time of such renewal, extension or replacement and (iv) the obligations Guaranteed by such Guaranty bear interest at a rate per annum not exceeding the rate borne by the obligations Guaranteed by the Guaranty so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

          "EXISTING INDEBTEDNESS" means (a) any Indebtedness of the Borrower or any Restricted Subsidiary outstanding on the Restated Agreement Date, to the extent set forth on SCHEDULE 4.12(c), and (b) any Indebtedness of the Borrower or any Restricted Subsidiary constituting a renewal, extension or refunding of any Existing Indebtedness of the Borrower or any Restricted Subsidiary, but only if (i) at the time such Indebtedness is incurred and immediately after giving effect thereto, no Default would exist, (ii) the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness so renewed, extended or refunded and (iii) such Indebtedness bears interest at a rate per annum not exceeding the rate borne by the Indebtedness so renewed, extended or refunded except for any increase that is commercially reasonable at the time such Indebtedness is incurred.

          "EXISTING INVESTMENTS" means the Investments set forth on SCHEDULE
4.15.

          "FCC" means the Federal Communications Commission, or any successor agency or entity performing substantially the same functions.

          "FCC LICENSE" means any license, permit, approval or authorization granted or issued by the FCC in connection with the provision of service by a Broadcast Station or the control, ownership, construction or operation of any facilities of a Broadcast Station.

          "FEDERAL FUNDS RATE" means, for any day, the weighted average (rounded upward, if not 1/100 of 1% or an integral multiple thereof, to the next higher 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by Toronto Dominion (New York), Inc. from three Federal funds brokers of recognized standing selected by such bank.

          "FINAL ORDER" means an authorization, consent, approval or order which is final, is not subject to review on appeal or to collateral attacks and is in full force and effect.

          "FIRST ANNIVERSARY" means the first anniversary of the date of receipt by the Borrower and/or any of the Restricted Subsidiaries of any Asset Disposition Net Cash Proceeds.

          "FUNDED CURRENT LIABILITY PERCENTAGE" has the meaning ascribed to that term in Code Section 401(a)(29).

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

          "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means (a) in the case of the Base Financial Statements, generally accepted accounting principles in the United States at the time of the issuance of the Base Financial Statements and
(b) in all other cases, the accounting principles followed in the preparation of the Base Financial Statements.

          "GOVERNMENTAL APPROVAL" means any authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, any governmental unit.

          "GUARANTY" of any Person means any obligation, contingent or otherwise, of such Person (a) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase an obligation, assets, goods, securities or services or to take or pay, or otherwise) or (b) incurred in connection with the issuance by a third Person of a Guaranty of any Liability of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise). The word "GUARANTEE" when used as a verb has the correlative meaning.

          "GUARANTY AGREEMENT" means the Guaranty Agreement between LIN Television and the Administrative Agent, in substantially the form of EXHIBIT B hereto.

          "HAZARDOUS MATERIALS" means all materials subject to any Environmental Law, including, without limitation, materials listed in 49 C.F.R. [Section]172.101, materials defined as hazardous pursuant to Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, petroleum or petroleum distillates, PCBs or asbestos or materials containing asbestos.

          "Incremental Bank" means a Bank that has an Incremental Commitment.
           ----------------

          "INCREMENTAL COMMITMENT" of any Bank means (a) the amount set forth opposite such Bank's name under the heading "Incremental Commitments" on Annex A (as such Annex shall be deemed to have been amended pursuant to Section 1.01(b)(ii)) or, in the case of a Bank that becomes a Bank subsequent thereto pursuant to an assignment, the amount of the assignor's Incremental Commitment assigned to such Bank, in either case as the same may be reduced from time to time pursuant to Section 1.07 or increased or reduced from time to time pursuant to assignments in accordance with section 9.10 or (b) as the context may require, the obligation of such Bank to make Incremental Loans in an aggregate unpaid principal amount not exceeding such amount.

          "INCREMENTAL FACILITY" shall have the meaning ascribed thereto in
Section 1.01(b).

          "INCREMENTAL LOAN" means any amount advanced by an Incremental Bank pursuant to Section 1.01(b)(ii).

          "INDEBTEDNESS" of any Person means (in each case, whether such obligation is with full or limited recourse and whether or not such obligation is contingent) (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services in respect of any transaction consummated prior to the date on or as of which the Indebtedness of any Person is to be calculated, except a trade account payable that arises in the ordinary course of business but only if and so long as the same is payable on customary trade terms, (d) any obligation of such Person as lessee under a Capital Lease, (e) any Mandatorily Redeemable Stock of such Person owned by any Person other than such Person (the amount of such Mandatorily Redeemable Stock to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption of such Mandatorily Redeemable Stock), (f) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property, (g) any obligation, contingent or otherwise, of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guaranty issued by such other Person, (h) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person, but only to the extent of the fair market value of such asset and (i) any Indebtedness of others Guaranteed by such Person, PROVIDED that Indebtedness of any Person shall not in any event include (i) any Programming Liabilities of such Person, or (ii) any Liabilities of such Person under any Local Marketing Agreement.

          "INDEMNIFIED PERSON" means any Person that is, or at any time was, an Agent, a Bank, an Affiliate of an Agent or a Bank or a director, officer, employee, agent or advisor of any such Person.

          "INFORMATION" means data, certificates, reports, statements (including financial statements), opinions of counsel, documents and other information.

          "INSTALLMENT PAYMENT DATE" means the last day of June and December of each year.

          "INTELLECTUAL PROPERTY" means any of the following held by such
Person: (a) (i) patents and patent rights, (ii) trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature and (iii) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (b) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (a), and (c) rights relating to any Intellectual Property referred to in clause (a) or (b), including rights under applications (whether pending under the laws of the United States or any other country) or licenses relating thereto.

          "INTEREST EXPENSE" means, for any period, the sum of all interest expense and commitment fees incurred during such period with respect to Consolidated Total Debt, including, but not limited to, imputed interest on Capital Leases and fees and other amounts paid to any lender under any Interest Rate Protection Agreement in connection with any Interest Rate Protection Agreement.

          "INTEREST PAYMENT DATE" means the last day of March, June, September and December of each year.

          "INTEREST PERIOD" means a period commencing, in the case of the first Interest Period applicable to a Eurodollar Rate Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending, depending on the Type of Loan, on the same day in the first, second, third or sixth calendar month thereafter, except that (a) any Interest Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day and (b) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Eurodollar Business Day of a calendar month.

          "INTEREST RATE PROTECTION AGREEMENT" means any interest rate protection agreement, future, option, swap, cap, collar or other hedge or similar agreement or arrangement designed to hedge against fluctuations in interest rates.

          "INVESTMENT" of any Person means (a) any of the following held by such
Person: (i) any Capital Security, evidence of Indebtedness or other security or instrument issued by any other Person, (ii) any loan, advance or extension of credit to, or any contribution (including, without limitation, cash or assets) to the capital of, any other Person and (iii) any other investment in any other Person (including, without limitation, any contribution of cash or assets to a Permitted Joint Venture), (b) any Guaranty by such Person of any Liability of any other Person (other than LIN Television, the Borrower or any Restricted Subsidiary) and (c) the aggregate value of all Restricted Subsidiaries designated by such Person as Unrestricted Subsidiaries; PROVIDED that, in the case of clause (c) hereof, if after giving effect to the designation of a Restricted Subsidiary as an Unrestricted Subsidiary, the Leverage Ratio on the date of such designation is greater or equal to 4.50 to 1.00, in order to determine compliance with Section 4.15, the Borrower shall, or shall cause the Restricted Subsidiary making such designation to, obtain a fair market value appraisal of the Restricted Subsidiary being designated as an Unrestricted Subsidiary, in form and substance satisfactory to each Arranging Agent. An Investment shall be deemed to be "outstanding", except to the extent that, in the case of clause (a) and clause (b) hereof, it has been paid or otherwise satisfied in cash, in Capital Securities or in other property or the Person making such Investment has received cash, has been issued Capital Securities or has received other property in consideration for the sale thereof, notwithstanding the fact that such Investment may otherwise have been forgiven, released, canceled or otherwise nullified.

          "LENDING OFFICE" of any Bank means the Domestic Lending Office or the Eurodollar Lending Office of such Bank.

          "LEVERAGE RATIO" means, as of any date of determination, the ratio of
(a)(i) Consolidated Total Debt on such date minus, (ii) to the extent included in Consolidated Total Debt, the amount of Mandatorily Redeemable Stock on such date of determination, minus (iii) the excess, if any, of (A) the amount of Cash Equivalents on such date of determination over (B) $5,000,000 to (b) Consolidated Operating Cash Flow for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such date; PROVIDED, HOWEVER, that for purposes of determining (i) whether the condition specified in
Section 2.02(c) will be fulfilled as of the requested time for the making of any Loans, (ii) whether any mandatory prepayment will be required to be made pursuant to the proviso to Section 1.05(b)(i)(A) or (B), and (iii) whether any Restricted Payment is permitted to be made pursuant to clause (i)(y) of the proviso to Section 4.15, Consolidated Operating Cash Flow shall be calculated on the basis of the period of four consecutive fiscal quarters ending on the last day of the most recent fiscal year or fiscal quarter in respect of which each Bank shall have received Section 5.01 Financials.

          "LIABILITY" of any Person means (in each case, whether with full or limited recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under Contract, Applicable Law, or otherwise, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

          "LIEN" means, with respect to any property or asset (or any income or profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise) (a) any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof or (b) any other arrangement, express or implied, under which the same is subordinated, transferred, sequestered or otherwise identified so as to subject the same to, or make the same available for, the payment or performance of any Liability in priority to the payment of the ordinary, unsecured Liabilities of such Person. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

          "LIN TELEVISION" means LIN Television Corporation, a Delaware corporation.

          "LIN TELEVISION COMMON STOCK" means the shares of common stock, par value $.01 per share, of LIN Television.

          "Loan" means any RC Loan or Incremental Loan.
           ----

          "LOAN DOCUMENT RELATED CLAIM" means any claim or dispute (whether arising under Applicable Law, including any Environmental Law or similar law, under Contract or otherwise and, in the case of any proceeding relating to any such claim or dispute, whether civil, criminal, administrative or otherwise) in any way arising out of, related to, or connected with, the Loan Documents, the relationships established thereunder or any actions or conduct thereunder or with respect thereto, whether such claim or dispute arises or is asserted before or after the Agreement Date or before or after the Repayment Date.

          "LOAN DOCUMENT REPRESENTATION AND WARRANTY" means any "Representation and Warranty" as defined in any Loan Document and any other representation or warranty made or deemed made under the express terms of any of this Agreement, the Guaranty Agreement, any notice of borrowing, any notice of conversion or continuation, any notice of prepayment and any certificate as to financial statements and defaults furnished pursuant to
Section 5.01(c).

          "LOAN DOCUMENTS" means (a) this Agreement and the Guaranty Agreement and (b) all other agreements, documents and instruments executed and delivered pursuant to any agreement, document or instrument referred to in clause (a).

          "LOAN PARTY" means any Person (other than an Agent or a Bank) that is a party to a Loan Document.

          "LOCAL MARKETING AGREEMENT" means a transaction or series of transactions, generally known as local marketing agreements, pursuant to which the Borrower or a Restricted Subsidiary (a) becomes obligated to provide programming and marketing services to a Broadcast Station, (b) retains the revenues generated by a Broadcast Station, (c) purchases any or all of the Capital Securities of, or any option or other right to acquire any or all of the Capital Securities of, a Person owning a Broadcast Station or (d) purchases any option or other right to acquire part or all of a Broadcast Station, in each case in exchange for cash, notes, annual fees or other consideration.

          "MAJOR TELEVISION NETWORK" means any of ABC, Inc., National Broadcasting Company, Inc., CBS, Inc., Fox Television Network, or any other television network which produces and makes available more than 15 hours of weekly prime time television programming.

          "MANDATORILY REDEEMABLE STOCK" means, with respect to any Person, any share of such Person's capital stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise,
(ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (b) convertible into Mandatorily Redeemable Stock.

          "MATERIAL AGREEMENT" means (a) each Network Affiliation Agreement that is material to the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower and the Restricted Subsidiaries taken as a whole, (b) any tax indemnification or allocation agreement between LIN Television, the Borrower or any Restricted Subsidiary, on the one hand, and any other Person, on the other hand, (c) the Services Agreement, (d) any agreement or other document evidencing or governing an aggregate principal amount of Indebtedness in excess of $5,000,000 permitted pursuant to Section 4.12(e), (e) any certificate of incorporation, charter, by-law and other constitutive document of LIN Television, the Borrower or any Restricted Subsidiary (including but not limited to any partnership agreement to which LIN Television, the Borrower or any Restricted Subsidiary is a party) and (f) whether or not otherwise included in clause (a), (b), (c), (d) or (e) of this definition, each agreement that is material to the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower and the Restricted Subsidiaries taken as a whole.

          "MATERIAL EVENT" means, with respect to the Private Market Value Guarantee, any of the following: (a) the determination of a private market price for the shares of LIN Television pursuant to Section 2(C) thereof, (b) the execution of an agreement with LIN Television pursuant to which AT&T or any of its Subsidiaries will proceed with an Acquisition (as defined in Section 2(D) thereof), (c) the approval by the public stockholders of LIN Television of an Acquisition (as defined in Section 2(D) thereof) by AT&T or any of its Subsidiaries as required by Section 2(E) thereof, and (d) the determination by AT&T or any of its Subsidiaries to proceed with a sale of LIN Television pursuant to Section 2(F) thereof.

          "MATERIALLY ADVERSE EFFECT" means, (a) with respect to any Person, any materially adverse effect on such Person's business, assets, Liabilities, financial condition, results of operations or business prospects, (b) with respect to a group of Persons "taken as a whole", any materially adverse effect on such Persons' business, assets, Liabilities, financial conditions, results of operations or business prospects taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles and (c) with respect to any Loan Document, any materially adverse effect on (i) the binding nature, validity or enforceability thereof as an obligation of any Loan Party that is a party thereto, or (ii) the rights or remedies of the Agents and the Banks under any Loan Document.

          "Maturity Date" means December 31, 2004.
           -------------

          "MAXIMUM PERMISSIBLE RATE" means, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (a) civil or criminal penalties being imposed on the payee or (b) the payee's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

          "MULTIEMPLOYER BENEFIT PLAN" means any Benefit Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NET CASH PROCEEDS" means, with respect to any sale, lease, transfer or other disposition of any asset by any Person or any extraordinary transaction by such Person, the aggregate amount of gross cash proceeds received by or on behalf of such Person for such asset or from such transaction (including (a) insurance payments and condemnation awards and (b) principal payments in respect of any notes or other instruments received as consideration for such disposition) after deducting therefrom (i) the amount of such proceeds required to be applied to repay Indebtedness (other than the Loans) incurred by it or any Subsidiary of such Person to acquire such asset or Indebtedness (other than the Loans) secured by a Lien on such asset and required to be prepaid upon such disposition, (b) reasonable and documented brokerage commissions, legal fees, finder's fees and other similar fees and commissions paid by the Borrower or any Restricted Subsidiary in connection with such transaction, (c) documented taxes payable by the Borrower or any Restricted Subsidiary within one year in connection with or as a result of such transaction and (d) other reasonable and documented out-of-pocket costs incurred by the Borrower or any Restricted Subsidiary in connection therewith, in the case of each of subsections (a), (b),
(c) and (d) of this definition of "Net Cash Proceeds" to the extent, but only to the extent, that the amounts so deducted are, at, or about, the time of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person (or, if paid to such an Affiliate, to the extent the terms of such payment are not more favorable to such Affiliate than such terms would be in an arm's-length transaction) and are properly attributable to such transaction or to the asset that is the subject thereof.

          "NET INCOME" means, for any Person and for any period, the net income (or net loss) of such Person for such period; PROVIDED that such amount shall be adjusted to exclude (to the extent otherwise included therein):

          (a) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period and except for normal accruals and reversals in the ordinary course of business;

          (b) any write-up or write-down of any asset;

          (c) any net gain or loss from the collection of the proceeds of any insurance policies;

          (d) any gain or loss arising from the acquisition of any securities or Indebtedness of such Person and any net loss arising from the exercise of any warrant of such Person;

          (e) any deferred credit representing the excess of equity in any Person at the date of acquisition over the cost of the investment in such Person;

          (f) any aggregate net gain (or loss) during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities) other than any sale, exchange or other disposition in the ordinary course of business, PROVIDED that there shall also be excluded any related charges for taxes on such capital assets;

          (g) any net gains or losses resulting from the extinguishment or defeasance of any Indebtedness;

          (h) any earnings or losses from discontinued businesses; and

          (i) all other extraordinary items.

          "NETWORK AFFILIATION AGREEMENTS" means each agreement set forth on
SCHEDULE 3.21 hereto and each other agreement entered into by a Television Company with any Major Television Network pursuant to which a Television Company and such Major Television Network agree to be affiliated and such Major Television Network agrees that such Television Company shall serve as that Major Television Network's primary outlet within a defined market for television programming provided by such Major Television Network for broadcast by its Broadcast Station affiliates.

          "NOTICE OF ASSIGNMENT" means any notice to the Borrower and the Administrative Agent with respect to an assignment pursuant to Section 9.10(a) in the form of SCHEDULE 9.10(a).

          "OPERATING CASH FLOW" or "OCF" of any Person and for any period means the sum of:

          (a) Net Income of such Person for such period; plus
                                                         ----

          (b) the sum of the following items (to the extent deducted in the computation of such Net Income):

                    (i) depreciation expense;

                   (ii) amortization expense (including amortized film expense);

                  (iii) Interest Expense;

                   (iv) income tax expense; and

                    (v) other non-cash items (excluding barter expenses and related trade expenses); LESS

          (c)  the sum of the following:

                    (i) all cash payments made during such period in respect of Programming Liabilities; and

                   (ii) deferred Corporate Service Expenses paid in cash during such period; and

                  (iii) cash dividends or other distributions made by the Borrower to LIN Television to reimburse LIN Television for its reasonable corporate overhead expenses paid pursuant to the Services Agreement.

Operating Cash Flow will be adjusted to (A) exclude the Operating Cash Flow attributable to any asset or business that was disposed of (either directly or as part of an exchange) by the Borrower or any Restricted Subsidiary and (B) include the Operating Cash Flow attributable to any asset or business that was acquired (either directly or as part of an exchange) by the Borrower or any Restricted Subsidiary, in each case during the period of calculation or, for the purpose of calculating the Leverage Ratio, prior to the date of determination (as if such asset or business had not been owned, or had been owned (as applicable), by the Borrower or any Restricted Subsidiary during such period or, for the purpose of calculating the Leverage Ratio, prior to the date of determination).

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "PERMITTED ACQUISITION" means the purchase or other acquisition for value by the Borrower or a Restricted Subsidiary of

          (a) all or substantially all of a Broadcast Station, or all or substantially all of the Capital Securities of, or any other interest in, any other Person no less than 75% of whose Operating Cash Flow for the fiscal quarter ending on, or most recently ended prior to, the date of such purchase or other acquisition is derived from the ownership and operation of one or more Broadcast Stations, or

          (b) all or any portion of the assets used and useful for a business related to the Broadcast Business, or all or substantially all of the Capital Securities of, or any other interest in, any other Person no less than 75% of whose Operating Cash Flow for the fiscal quarter ending on, or most recently ended prior to, the date of such purchase or other acquisition is derived from the ownership and operation of the assets used and useful for a business related to the Broadcast Business, so long as the purchase price or other consideration paid by the Borrower or the applicable Restricted Subsidiary in connection therewith, together with the aggregate purchase price or other consideration paid by the Borrower and the Restricted Subsidiaries in connection with all other purchases or other acquisitions for value pursuant to this clause (b) since the Restated Agreement Date, is not in excess of $100,000,000, and

PROVIDED that (i) in the case of clause (a) and clause (b), both before and after giving effect to such purchase or other acquisition for value, on a PRO FORMA basis, no Default shall exist and the Administrative Agent shall have received a certificate from a senior financial officer of the Borrower to that effect and a Compliance Certificate illustrating (in sufficient detail to enable recalculation thereof) that both before and after giving effect to such purchase or other acquisition for value, on a PRO FORMA basis, no Default shall exist, and (ii) in the case of clause (a) and clause (b), the Borrower or the Restricted Subsidiary making such purchase or other acquisition for value, as the case may be, has received a Final Order from the FCC consenting to the transfer of any FCC Licenses necessary to operate each such Broadcast Station, unless the Required Banks shall have consented to the consummation of such purchase or other acquisition for value without such a Final Order from the FCC, such consent not be unreasonably withheld.

          "PERMITTED DISTRIBUTION" means any dividend or other distribution made by the Borrower to LIN Television the amount of which, together with all other such dividends or distributions made in or with respect to any fiscal year of the Borrower, does not exceed the sum of (a) the reasonable cash corporate overhead expenses of LIN Television payable by the Borrower pursuant to the Services Agreement with respect to such fiscal year, (b) any cash interest payments made by LIN Television during such fiscal year with respect to any Indebtedness of LIN Television permitted hereunder and (c) the Tax Distribution permitted to be made by the Borrower hereunder for such fiscal year.

          "PERMITTED GUARANTY" means any Guaranty that is (a) an endorsement of a check for collection in the ordinary course of business, (b) a Guaranty by LIN Television or the Borrower of any Indebtedness of (i) a Restricted Subsidiary which is permitted pursuant to Section 4.12 hereof, (ii) any other Subsidiary thereof, which Indebtedness such guarantor would be permitted to incur pursuant to Section 4.12 and which Guaranty would constitute a Restricted Payment that would be permitted to be made pursuant to Section 4.15 or (iii) LIN Television or the Borrower which is permitted pursuant to Section 4.12(e) hereof, (c) a Guaranty by LIN Television or the Borrower of any obligation of the Borrower or a Restricted Subsidiary under either (i) a Local Marketing Agreement in effect on the Restated Agreement Date and otherwise permitted under the Loan Documents or (ii) a Permitted Local Marketing Agreement, (d) a Guaranty by LIN Television or the Borrower of an obligation of a Restricted

Subsidiary, PROVIDED that such Guaranty is made in the ordinary course of business and that the amount of such Guaranty, together with the amount of all other such Guaranties outstanding on the date such Guaranty is made, does not exceed $5,000,000 or (e) a Guaranty of and only of the obligations of the Loan Parties under the Loan Documents.

          "PERMITTED INVESTMENT" means, collectively, (a) Permitted Local Marketing Agreements, (b) Permitted Acquisitions, (c) Existing Investments, (d) Cash Equivalents, (e) extensions of trade credit in the ordinary course of business, but only if and so long as the same are payable on customary trade terms, (f) Investments in the Borrower and in any Restricted Subsidiary which was a Restricted Subsidiary prior to giving effect to such Permitted Investment and (g) loans and advances to employees or officers of LIN Television, the Borrower or any Restricted Subsidiary made in the ordinary course of business in an amount which, together with all other such loans and advances then outstanding, does not exceed $3,000,000.

          "PERMITTED JOINT VENTURE" means any Person (a) whose Capital Securities are owned or held by the Borrower or any Restricted Subsidiary and by any other Person or Persons (other than the Borrower or any Restricted Subsidiary), (b) which is operated jointly by the Borrower or such Restricted Subsidiary and such other Person or Persons and (c) which is engaged only in the business of owning and operating Broadcast Stations or owning part or all of the Capital Securities of any Person engaged in the business of owning and operating Broadcast Stations.

          "Permitted Lien" means
           --------------

          (a) any Lien securing and only securing the obligations of the Loan Parties under the Loan Documents;

          (b) any Lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, but only if payment thereof shall not at the time be required to be made in accordance with Section 4.04 and foreclosure, distraint, sale or other similar proceedings shall not have been commenced;

          (c) any Lien consisting of a deposit or pledge made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance or similar legislation;

          (d) any Lien arising pursuant to an order of attachment, distraint or similar legal process arising in connection with legal proceedings, but only if and so long as the execution or other enforcement thereof is not stayed for more than 20 days or the amount thereof, together with the amount of all other Liens arising pursuant to any such order, is not in excess of $5,000,000;

          (e) any Lien existing on (i) any property or asset of any Restricted Subsidiary at the time such Restricted Subsidiary is acquired by LIN Television, the Borrower or another Restricted Subsidiary or (ii) any property or asset at the time such property or asset is acquired by LIN Television, the Borrower or a Restricted Subsidiary, but only, in the case of either (i) or (ii), if and so long as (A) such Lien was not created in contemplation of such Restricted Subsidiary being acquired or such property or asset being acquired, (B) such Lien is and will remain confined to the property or asset subject to it at the time such Restricted Subsidiary is acquired or such property or asset is acquired and to fixed improvements thereafter erected on such property or asset and to replacement of any thereof in the ordinary course of business, (C) such Lien secures only the obligation secured thereby at the time such Restricted Subsidiary is acquired or such property or asset is acquired, (D) the obligation secured by such Lien is not in default and (E) the fair market value of the property or asset subject to such Lien, together with the fair market value of any other property or asset subject to a Lien which existed on such property or asset owned by a Restricted Subsidiary at the time such Restricted Subsidiary was acquired by LIN Television, the Borrower or another Restricted Subsidiary or on any property or asset acquired by the Borrower or a Restricted Subsidiary, shall not exceed $25,000,000;

          (f) any Lien in existence on the Agreement Date to the extent set forth on SCHEDULE 4.14, but only, in the case of each such Lien, to the extent it secures an obligation outstanding on the Agreement Date to the extent set forth on such Schedule;

          (g) any Lien securing Purchase Money Indebtedness permitted pursuant to Section 4.12(d) but only if, in the case of each such Lien, (i) such Lien shall at all times be confined solely to the equipment the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien, to fixed improvements thereafter erected on such equipment and, subject to the provisions of Section 1.05 and
     Section 4.17, to the proceeds of any disposition thereof and (ii) such Lien attached to such equipment within 30 days of the acquisition of such equipment;

          (h) any Lien on the Capital Securities of an Unrestricted Subsidiary held by LIN Television, the Borrower or any other Restricted Subsidiary and any Lien on the Capital Securities of any other Person that is not the

     Borrower or a Restricted Subsidiary held by LIN Television; and

          (i) any Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Lien by virtue of clause (e), (f), (g), (h) or (i) of this definition, but only if (i) at the time such Lien is granted and immediately after giving effect thereto, no Default would exist, (ii) such Lien is limited to all or a part of the property or asset (or, in the case of clause (g), the equipment) that was subject to the Lien so renewed, extended or replaced and to fixed improvements thereafter erected on such property or asset (or, in the case of clause (g), such equipment), (iii) the principal amount of the obligations secured by such Lien does not exceed the principal amount of the obligations secured by the Lien so renewed, extended or replaced and (iv) the obligations secured by such Lien bear interest at a rate per annum not exceeding the rate borne by the obligations secured by the Lien so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

          "PERMITTED LOCAL MARKETING AGREEMENT" means any Local Marketing Agreement, PROVIDED that, both before and after giving effect to the entering into of such Local Marketing Agreement, on a PRO FORMA basis, no Default shall exist.

          "PERMITTED RESTRICTIVE COVENANT" means (a) any covenant or restriction contained in any Loan Document, (b) any covenant or restriction binding upon any Restricted Subsidiary at the time such Restricted Subsidiary was acquired by LIN Television, the Borrower or another Restricted Subsidiary, PROVIDED that (i) such covenant or restriction was not created or amended in contemplation of such acquisition (except if the terms of such covenant or restriction, as so amended, (A) are no less favorable to such Restricted Subsidiary than the terms of such covenant or restriction prior to such amendment and (B) are consented to by the Arranging Agents (such consent not to be unreasonably withheld)), (ii) such covenant or restriction is contained in a contract evidencing or providing for the creation of Indebtedness permitted pursuant to Section 4.12(g) and (iii) such Restricted Subsidiary, its parent corporation (or, in the case of a partnership, its general and limited partners) and its Consolidated Subsidiaries comply with their obligations under Section 4.09, (c) any covenant or restriction of the type contained in Section 4.14 that is contained in any Contract evidencing or providing for the creation of or concerning Purchase Money Indebtedness so long as such covenant or restriction is limited to the equipment purchased therewith or, subject to the provisions of Section 1.05 and
Section 4.17, to the proceeds of any disposition thereof, (d) any covenant or restriction described in SCHEDULE 4.22, but only to the extent such covenant or restriction is there identified by specific reference to the provision of the Contract in which such covenant or restriction is contained, or (e) any covenant or restriction that (i) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause (b), (c), (d) or (e), (ii) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (iii) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

          "PERSON" means any individual, sole proprietorship, corporation, partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of "ERISA Affiliate", any trade or business.

          "POST-DEFAULT RATE" means the Base Rate as in effect from time to time plus the Applicable Margin for a Base Rate Loan in effect from time to time plus 2%.

          "PRIME RATE" means the rate of interest adopted by Toronto Dominion (New York), Inc. in New York, New York from time to time as its reference rate for the determination of interest rates on loans of varying maturities in Dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by Toronto Dominion (New York), Inc. as its "prime rate." The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change therein. The Prime Rate is not necessarily Toronto Dominion (New York), Inc.'s lowest rate of interest.

          "PRIVATE LETTER RULING" means the private letter ruling dated August 4, 1994 issued by the Internal Revenue Service addressed to LIN Broadcasting Corporation with respect to the Spin-Off, as supplemented by the letters issued by the Internal Revenue Service dated August 15, 1994 and October 4, 1994, as in effect on the Agreement Date.

          "PRIVATE MARKET VALUE GUARANTEE" means the Television Private Market Value Guarantee between AT&T and LIN Television, entered into in connection with the consummation of the Spin-Off.

          "PROGRAMMING LIABILITIES" means, for any Person, all obligations of such Person under contracts or other agreements for the acquisition of broadcast rights to television programs and films.

          "PROHIBITED TRANSACTION" means any transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

          "PURCHASE MONEY INDEBTEDNESS" means (a) Indebtedness of the Borrower that is incurred to finance part or all of (but not more than) the purchase price of equipment, PROVIDED that (i) neither the Borrower nor any Subsidiary had at any time prior to such purchase any interest in such equipment other than a security interest or an interest as lessee under an operating lease and (ii) such Indebtedness is incurred within 30 days after such purchase, or (b) Indebtedness that (i) constitutes a renewal, extension or refunding of, but not an increase in the principal amount of, Purchase Money Indebtedness that is such by virtue of clause (a) or (b) and (ii) bears interest at a rate per annum that is commercially reasonable at the time such Indebtedness is incurred.

          "RC Bank" means any Bank that has an RC Commitment.
           -------

          "RC COMMITMENT" of any Bank means (a) the amount set forth opposite such Bank's name under the heading "RC Commitment" on ANNEX A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's RC Commitment assigned to such Bank, in either case as the same may be reduced from time to time pursuant to Section 1.07 or increased or reduced from time to time pursuant to assignments in accordance with Section 9.10 or (b) as the context may require, the obligation of such Bank to make RC Loans in an aggregate unpaid principal amount not exceeding such amount.

          "RC LOAN" means any amount advanced by an RC Bank pursuant to Section 1.01(a).

          "REFERENCE BANKS" means The Bank of New York and Toronto Dominion (New
York), Inc., and any replacement Reference Bank appointed pursuant to Section 9.13.

          "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System.

          "REGULATION G" means Regulation G of the Board of Governors of the Federal Reserve System.

          "REGULATION T" means Regulation T of the Board of Governors of the Federal Reserve System.

          "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System.

          "REGULATORY CHANGE" means any Applicable Law, interpretation, directive, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that becomes effective or is implemented or first required or expected to be complied with after the Agreement Date, whether the same is (a) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, or otherwise or (b) enacted, adopted, issued or proposed before or after the Agreement Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any Bank Tax.

          "REPAYMENT DATE" means the later of (a) the termination of the Commitments (whether as a result of the occurrence of the Maturity Date, reduction to zero pursuant to Section 1.07 or termination pursuant to Section 6.02) and (b) the payment in full of the Loans and all other amounts payable or accrued hereunder.

          "REPORTABLE EVENT" means, with respect to any Benefit Plan of any Person, (a) the occurrence of any of the events set forth in ERISA Sections 4043(c) (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations), 4068(f) or 4063(a) or the regulations thereunder with respect to such Benefit Plan, (b) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Code Section 401(a)(29) or (c) any failure to make a payment required by Code Section 412(m) with respect to such Benefit Plan.

          "REPRESENTATION AND WARRANTY" means any representation or warranty made or deemed made pursuant to or under (a) Section 2.03, Article 3, Section
5.02 or any other provision of this Agreement or (b) any amendment to, or waiver of rights under, this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (a) OR (b) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE BORROWER.

          "REQUIRED BANKS" means, at any time, Banks having more than 50% of the Loans outstanding or, if there are no Loans outstanding, more than 50% of the aggregate amount of the Commitments.

          "REQUIRED PRO FORMA REPAYMENTS" means, for any period, the excess if any, of (a) the principal amount of loans made to LIN Television, the Borrower or any Restricted Subsidiary under any revolving credit or similar agreement (including but not limited to the Loans) outstanding at the beginning of such period over (b) the aggregate commitments (including but not limited to the Commitments) under any revolving credit or similar agreement to which LIN Television, the Borrower or any Restricted Subsidiary is a party scheduled to be in effect at the end of such period.

          "REQUIRED REPAYMENTS" means, for any period, the excess, if any, of
(a) the principal amount of loans made to LIN Television, the Borrower or any Restricted Subsidiary under any revolving credit or similar agreement (including but not limited to the Loans) outstanding at the beginning of such period over
(b) the aggregate commitments (including but not limited to the Commitments) under any revolving credit or similar agreement to which LIN Television, the Borrower or any Restricted Subsidiary is a party in effect at the end of such period.

          "RESERVE REQUIREMENT" means, at any time, the then current maximum rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against "Eurocurrency liabilities", as that term is used in Regulation
D. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the applicable Reserve Requirement.

          "RESTATED AGREEMENT DATE" means the date set forth on the first page hereof, which date is the date the executed copies of this Agreement, as amended and restated as of such date, were delivered by all parties hereto and, accordingly, the date this Agreement, as amended and restated as of such date, became effective and, for the first time, binding upon such parties.

          "RESTRICTED PAYMENT" means, collectively, (a) any payment with respect to or on account of any of the Borrower's Capital Securities, including any dividend or other distribution on, and any payment on account of any purchase, redemption, retirement, exchange, defeasance or conversion of, or on account of any claim relating to or arising out of the offer, sale or purchase of, any such Capital Securities and (b) an Investment. For the purposes of this definition, a "payment" shall include the transfer of any asset or the incurrence of any Indebtedness or other Liability (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively) but shall not include the issuance of any capital stock of the Borrower other than Mandatorily Redeemable Stock.

          "RESTRICTED SUBSIDIARY" means (a) each Subsidiary of the Borrower in existence on the Restated Agreement Date, including but not limited to the Subsidiaries of the Borrower owning or otherwise holding substantially all of the assets of the following Broadcast Stations: (i) KXAS-TV, (ii) WTNH-TV, (iii) WISH-TV, (iv) WAVY-TV, (v) KXAN-TV, (vi) WANE-TV, (vii) WAND-TV, (viii) KXTX-TV,
(ix) KNVA-TV, (x) KXAM-TV, (xi) WIVB-TV and (xii) WBNE-TV, (b) each Subsidiary of the Borrower created, organized or acquired by the Borrower or a Subsidiary after the Agreement Date, unless designated by the Borrower as an Unrestricted Subsidiary prior to or substantially contemporaneously with the time of such creation, organization or acquisition and (c) any Unrestricted Subsidiary of the Borrower that is designated by the Borrower, in a notice to the Administrative Agent, as a Restricted Subsidiary, which designation shall be effective as of the first day of the fiscal quarter of the Borrower following the fiscal quarter in which such notice shall have been given, PROVIDED that (A) any Subsidiary which owns, directly or indirectly, the Capital Securities of any Restricted Subsidiary shall, for so long as it is a Subsidiary, be a Restricted Subsidiary, (B) all of the issued and outstanding capital securities of each Restricted Subsidiary shall, for so long as it is a Restricted Subsidiary, be directly owned by the Borrower or another Restricted Subsidiary, (C) on the date on which (i) the Borrower or any Subsidiary forms or acquires any new Subsidiary which is not designated by the Borrower as an Unrestricted Subsidiary prior to or substantially contemporaneously with such formation or acquisition or (ii) the Borrower designates any Unrestricted Subsidiary as a Restricted Subsidiary, the Borrower or such Subsidiary, as the case may be, shall comply with the requirements of
Section 4.09 and (D) any Restricted Subsidiary may be designated as an Unrestricted Subsidiary.

          "SECTION 5.01 FINANCIALS" means the financial statements delivered, or to be delivered, pursuant to Section 5.01(a) or (b).

          "SERVICES AGREEMENT" means the Services Agreement, dated as of August 1, 1990, between LIN Television and the Borrower.

          "SPIN-OFF" means the transfer of the ownership of the Capital Securities of LIN Television from LIN Broadcasting Corporation to the stockholders of LIN Broadcasting Corporation by means of the following transactions:

          (a) the authorization and issuance by LIN Television to LIN Broadcasting Corporation of additional LIN Television Common Stock,

          (b) the acquisition by LIN Broadcasting Corporation of all the outstanding LIN Television Common Stock, and

          (c) the distribution by LIN Broadcasting Corporation to its stockholders, on a PRO RATA basis, of the LIN Television Common Stock owned by LIN Broadcasting Corporation.

          "STAND-ALONE TAX DISTRIBUTION" means, for any fiscal year of LIN Television, any dividend or other distribution made by the Borrower to LIN Television for the purpose of paying federal, state and local income taxes payable with respect to any fiscal year of LIN Television and paid within 90 days following the last day thereof, with the amount of such dividend or other distribution being less than or equal to the amount of federal, state and local income taxes that would have been paid by the Borrower and the Restricted Subsidiaries if the Borrower and the Restricted Subsidiaries had at all times (including at all times prior to the Agreement Date) filed a separate consolidated federal income tax return (or equivalent state return), with the Borrower as the "common parent" (within the meaning of Section 1504 of the Code), and (a) taking into account losses, credits, carryovers of losses and credits, including but not limited to all net operating loss carryforwards pursuant to Section 172 of the Code, that would have been available to the Borrower and the Subsidiaries had they filed such a separate return and (b) including deductions from taxable income for (i) the reasonable cash corporate overhead expenses of LIN Television payable by the Borrower pursuant to the Services Agreement with respect to such fiscal year and
(ii) any cash interest payments made by LIN Television during such fiscal year with respect to any Indebtedness of LIN Television permitted hereunder.

          "SUBSIDIARY" means, with respect to any Person, any other Person (a) securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) or (b) other ownership interests of which ordinarily constituting a majority voting interest, are at the time, directly or indirectly, owned or controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

          "Syndication Agent" means The Chase Manhattan Bank.
           -----------------

          "TAX" means any Federal, State or foreign tax, assessment or other governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

          "TAX DISTRIBUTION" means, with respect to any fiscal year of LIN Television, (a) for so long as no Default has occurred and is continuing, the Stand-Alone Tax Distribution with respect to such fiscal year and (b) for so long as a Default has occurred and is continuing, the lesser of (i) the Stand-Alone Tax Distribution with respect to such fiscal year and (ii) an amount equal to the amount of federal, state and local income taxes paid in cash by LIN Television with respect to any fiscal year.

          "TELEVISION COMPANY" means (a) the Borrower and (b) each Restricted Subsidiary that owns or operates a Broadcast Station.

          "TERMINATION EVENT" means, with respect to any Benefit Plan, (a) any Reportable Event with respect to such Benefit Plan, (b) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(c), (c) the institution of proceedings to terminate such Benefit Plan under ERISA Section 4042 or (d) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042.

          "TYPE" means, with respect to Loans, any of the following, each of which shall be deemed to be a different "Type" of Loan: Base Rate Loans, Eurodollar Rate Loans having a one-month Interest Period, Eurodollar Rate Loans having a two-month Interest Period, Eurodollar Rate Loans having a three-month Interest Period and Eurodollar Rate Loans having a six-month Interest Period. Any Eurodollar Rate Loan having an Interest Period with a duration that differs from the duration specified for a Type of Eurodollar Rate Loan listed above solely as a result of the operation of clauses (a) and (b) of the definition of "Interest Period" shall be deemed to be a Loan of such above-listed Type notwithstanding such difference in duration of Interest Periods.

          "UNFUNDED BENEFIT LIABILITIES" means, with respect to any Benefit Plan at any time, the amount of unfunded benefit liabilities of such Benefit Plan at such time as determined under ERISA Section 4001(a)(18).

          "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as in effect from time to time in the State of New York.

          "UNRESTRICTED SUBSIDIARY" means any Subsidiary of the Borrower that is not a Restricted Subsidiary.

          "WHOLLY OWNED SUBSIDIARY" means, with respect to any Person, any Subsidiary of such Person all of the Capital Securities and all other ownership interests and rights to acquire ownership interests of which (except directors' qualifying shares) are, directly or indirectly, owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more of such Subsidiaries; unless otherwise specified, "Wholly Owned Subsidiary" means a Wholly Owned Subsidiary of the Borrower.

          Section 10.02. OTHER INTERPRETIVE PROVISIONS. (a) Except as otherwise specified herein, all references herein (i) to any Person shall be deemed to include such Person's successors and assigns, (ii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iii) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

          (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

          (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

          (d) Any item or list of items set forth following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

          (e) Each authorization in favor of the Agents, the Banks or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

          (f) Except as otherwise specified herein, all references herein to any Agent, any Bank or any Loan Party shall be deemed to refer to such Person however designated in Loan Documents, so that (i) a reference to costs incurred by a Bank in connection with the Loan Documents shall be deemed to include costs incurred by such Person as a Guaranteed Party under the Guaranty Agreement and
(ii) a reference to the obligations of LIN Television under the Loan Documents shall be deemed to include the obligations of such Person as the Guarantor under the Guaranty Agreement.

          Section 10.03. ACCOUNTING MATTERS. Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, except, in the case of such financial statements, for departures from Generally Accepted Accounting Principles that may from time to time be approved in writing by the independent certified public accountants who are at the time, in accordance with Section 5.01(b), reporting on the Borrower's financial statements.

          Section 10.04. REPRESENTATIONS AND WARRANTIES. All Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Restated Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

          Section 10.05. CAPTIONS. Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

          Section 10.06. INTERPRETATION OF RELATED DOCUMENTS. Except as otherwise specified therein, terms that are defined herein that are used in certificates, opinions and other documents delivered in connection herewith shall have the meanings ascribed to them herein and such documents shall be otherwise interpreted in accordance with the provisions of this Article 10.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.

                                   LWWI BROADCASTING INC.


                                   By /s/ Deborah R. Jacobson
                                      ------------------------------------------
                                      Name:  Deborah R. Jacobson
                                      Title: Vice President


                                   LIN TELEVISION CORPORATION


                                   By /s/ Deborah R. Jacobson
                                      ------------------------------------------
                                      Name:  Deborah R. Jacobson
                                      Title: Vice President of Corporate
                                               Development/Treasurer


                                   TORONTO DOMINION (TEXAS), INC.,
                                      as Administrative Agent


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK, as
                                      Documentation Agent, as an
                                      Arranging Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CITICORP SECURITIES, INC.,
                                      as an Arranging Agent

                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.

                                   LWWI BROADCASTING INC.


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   LIN TELEVISION CORPORATION


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   TORONTO DOMINION (TEXAS), INC.,
                                      as Administrative Agent


                                   By  /s/ Sophia D. Sgarbi
                                      ------------------------------------------
                                      Name:  SOPHIA D. SGARBI
                                      Title: VICE PRESIDENT


                                   THE BANK OF NEW YORK, as
                                      Documentation Agent, as an
                                      Arranging Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CITICORP SECURITIES, INC.,
                                      as an Arranging Agent

                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.

                                   LWWI BROADCASTING INC.


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   LIN TELEVISION CORPORATION


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   TORONTO DOMINION (TEXAS), INC.,
                                      as Administrative Agent


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK, as
                                      Documentation Agent, as an
                                      Arranging Agent and as a Bank


                                   By /s/ Brendan T. Nedzi
                                      ------------------------------------------
                                      Name:  Brendan T. Nedzi
                                      Title: Vice President


                                   CITICORP SECURITIES, INC.,
                                      as an Arranging Agent

                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.

                                   LWWI BROADCASTING INC.


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   LIN TELEVISION CORPORATION


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   TORONTO DOMINION (TEXAS), INC.,
                                      as Administrative Agent


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK, as
                                      Documentation Agent, as an
                                      Arranging Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CITICORP SECURITIES, INC.,
                                      as an Arranging Agent

                                   By /s/
                                      ------------------------------------------
                                      Name:
                                      Title: Vice President

                                   THE CHASE MANHATTAN BANK,
                                      as an Arranging Agent, as
                                      Syndication Agent and as a
                                      Bank


                                   By /s/ Stephen P. Mumblow
                                      ------------------------------------------
                                      Name:  STEPHEN P. MUMBLOW
                                      Title: MANAGING DIRECTOR


                                   TORONTO DOMINION (NEW YORK), INC.,
                                      as an Arranging Agent and
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BARCLAYS BANK PLC,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FLEET NATIONAL BANK,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   NATIONSBANK OF TEXAS, N.A.,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   THE BANK OF NOVA SCOTIA,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CITIBANK, N.A.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANQUE PARIBAS,
                                      as a Bank


                                   By /s/ Darlynn Ernst     /s/ Harry Collyns
                                      ------------------------------------------
                                      Name:  Darlynn Ernst  Harry Collyns
                                      Title: Asst. VP       Vice President


                                   FIRST UNION NATIONAL BANK OF
                                      NORTH CAROLINA, as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   THE BANK OF NOVA SCOTIA,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CITIBANK, N.A.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANQUE PARIBAS,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FIRST UNION NATIONAL BANK OF
                                      NORTH CAROLINA, as a Bank


                                   By /s/ Jim Redman
                                      ------------------------------------------
                                      Name:  Jim Redman
                                      Title: Senior Vice President

                                   THE FUJI BANK, LIMITED,
                                      LOS ANGELES AGENCY,
                                      as a Bank


                                   By /s/ Nobuhiro Umemura
                                      ------------------------------------------
                                      Name:  NOBUHIRO UMEMURA
                                      Title: JOINT GENERAL MANAGER


                                   THE NIPPON CREDIT BANK, LTD.
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANK OF TOKYO-MITSUBISHI TRUST
                                      COMPANY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANKERS TRUST COMPANY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   UNION BANK OF CALIFORNIA, N.A.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   THE CHASE MANHATTAN BANK,
                                      as an Arranging Agent, as
                                      Syndication Agent and as a
                                      Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   TORONTO DOMINION (NEW YORK), INC.,
                                      as an Arranging Agent and
                                      as a Bank


                                   By /s/ Jorge Garcia
                                      ------------------------------------------
                                      Name:  JORGE GARCIA
                                      Title: VICE PRESIDENT


                                   BARCLAYS BANK PLC,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FLEET NATIONAL BANK,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   NATIONSBANK OF TEXAS, N.A.,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   THE CHASE MANHATTAN BANK,
                                      as an Arranging Agent, as
                                      Syndication Agent and as a
                                      Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   TORONTO DOMINION (NEW YORK), INC.,
                                      as an Arranging Agent and
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BARCLAYS BANK PLC,
                                      as a Co-Agent and as a Bank


                                   By /s/ James K. Downey
                                      ------------------------------------------
                                      Name:  James K. Downey
                                      Title: Associate Director


                                   FLEET NATIONAL BANK,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   NATIONSBANK OF TEXAS, N.A.,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   THE CHASE MANHATTAN BANK,
                                      as an Arranging Agent, as
                                      Syndication Agent and as a
                                      Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   TORONTO DOMINION (NEW YORK), INC.,
                                      as an Arranging Agent and
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BARCLAYS BANK PLC,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FLEET NATIONAL BANK,
                                      as a Co-Agent and as a Bank


                                   By /s/ Alexander G. Ivanov
                                      ------------------------------------------
                                      Name:  Alexander G. Ivanov
                                      Title: Assistant Vice President


                                   By /s/ Stephen J. Healey
                                      ------------------------------------------
                                      Name:  Stephen J. Healey
                                      Title: Vice President


                                   NATIONSBANK OF TEXAS, N.A.,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   THE CHASE MANHATTAN BANK,
                                      as an Arranging Agent, as
                                      Syndication Agent and as a
                                      Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   TORONTO DOMINION (NEW YORK), INC.,
                                      as an Arranging Agent and
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BARCLAYS BANK PLC,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FLEET NATIONAL BANK,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   NATIONSBANK OF TEXAS, N.A.,
                                      as a Co-Agent and as a Bank


                                   By /s/ Jennifer O. Bishop
                                      ------------------------------------------
                                      Name:  Jennifer O. Bishop
                                      Title: Vice President

                                   THE BANK OF NOVA SCOTIA,
                                      as a Co-Agent and as a Bank


                                   By /s/ Margot C. Bright
                                      ------------------------------------------
                                      Name:  MARGOT C. BRIGHT
                                      Title: AUTHORIZED SIGNATORY


                                   CITIBANK, N.A.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANQUE PARIBAS,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FIRST UNION NATIONAL BANK OF
                                      NORTH CAROLINA, as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   THE BANK OF NOVA SCOTIA,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CITIBANK, N.A.,
                                      as a Bank


                                   By /s/ Carolyn A. Kee
                                      ------------------------------------------
                                      Name:  Carolyn A. Kee
                                      Title: AS ATTORNEY-IN-FACT


                                   MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANQUE PARIBAS,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FIRST UNION NATIONAL BANK OF
                                      NORTH CAROLINA, as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   THE BANK OF NOVA SCOTIA,
                                      as a Co-Agent and as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CITIBANK, N.A.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK,
                                      as a Bank


                                   By /s/ Donald H. Patrick
                                      ------------------------------------------
                                      Name:  Donald H. Patrick
                                      Title: Vice President


                                   BANQUE PARIBAS,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FIRST UNION NATIONAL BANK OF
                                      NORTH CAROLINA, as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  THE FUJI BANK, LIMITED,
                                      LOS ANGELES AGENCY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE NIPPON CREDIT BANK, LTD.
                                      as a Bank


                                   By /s/ David C. Carrington
                                      ------------------------------------------
                                      Name:  David C. Carrington
                                      Title: Vice President & Manager


                                   BANK OF TOKYO-MITSUBISHI TRUST
                                      COMPANY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANKERS TRUST COMPANY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   UNION BANK OF CALIFORNIA, N.A.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  THE FUJI BANK, LIMITED,
                                      LOS ANGELES AGENCY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE NIPPON CREDIT BANK, LTD.
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANK OF TOKYO-MITSUBISHI TRUST
                                      COMPANY,
                                      as a Bank


                                   By /s/ John P. Judge
                                      ------------------------------------------
                                      Name:  JOHN P. JUDGE
                                      Title: Vice President


                                   BANKERS TRUST COMPANY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   UNION BANK OF CALIFORNIA, N.A.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  THE FUJI BANK, LIMITED,
                                      LOS ANGELES AGENCY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE NIPPON CREDIT BANK, LTD.
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANK OF TOKYO-MITSUBISHI TRUST
                                      COMPANY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANKERS TRUST COMPANY,
                                      as a Bank


                                   By /s/ Dana Klein
                                      ------------------------------------------
                                      Name:  DANA KLEIN
                                      Title: VICE PRESIDENT


                                   UNION BANK OF CALIFORNIA, N.A.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  THE FUJI BANK, LIMITED,
                                      LOS ANGELES AGENCY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE NIPPON CREDIT BANK, LTD.
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANK OF TOKYO-MITSUBISHI TRUST
                                      COMPANY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANKERS TRUST COMPANY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   UNION BANK OF CALIFORNIA, N.A.,
                                      as a Bank


                                   By /s/ David L. Chicca
                                      ------------------------------------------
                                      Name:  David L. Chicca
                                      Title: Vice President

                                   BANQUE NATIONALE DE PARIS,
                                      SAN FRANCISCO BRANCH,
                                      as a Bank


                                   By /s/ Jennifer Y. Cho
                                      ------------------------------------------
                                      Name:  Jennifer Y. Cho
                                      Title: Vice President


                                   By /s/ William J. La Herran
                                      ------------------------------------------
                                      Name:  William J. La Herran
                                      Title: Assistant Vice President


                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Authorized Signature:


                                   LTCB TRUST COMPANY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   ROYAL BANK OF CANADA,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FIRST HAWAIIAN BANK,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   BANQUE NATIONALE DE PARIS,
                                      SAN FRANCISCO BRANCH,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                      as a Bank


                                   By /s/ James E. Morris
                                      ------------------------------------------
                                      Name:  JAMES E. MORRIS
                                             VICE PRESIDENT


                                   LTCB TRUST COMPANY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   ROYAL BANK OF CANADA,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FIRST HAWAIIAN BANK,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   BANQUE NATIONALE DE PARIS,
                                      SAN FRANCISCO BRANCH,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Authorized Signature:


                                   LTCB TRUST COMPANY,
                                      as a Bank


                                   By /s/ John J. Sullivan
                                      ------------------------------------------
                                      Name:  John J. sullivan
                                      Title: Executive Vice President


                                   ROYAL BANK OF CANADA,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FIRST HAWAIIAN BANK,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   BANQUE NATIONALE DE PARIS,
                                      SAN FRANCISCO BRANCH,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Authorized Signature:


                                   LTCB TRUST COMPANY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   ROYAL BANK OF CANADA,
                                      as a Bank


                                   By /s/ John P. Page
                                      ------------------------------------------
                                      Name:  JOHN P. PAGE
                                      Title: SENIOR MANAGER


                                   FIRST HAWAIIAN BANK,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   BANQUE NATIONALE DE PARIS,
                                      SAN FRANCISCO BRANCH,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Authorized Signature:


                                   LTCB TRUST COMPANY,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   ROYAL BANK OF CANADA,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FIRST HAWAIIAN BANK,
                                      as a Bank


                                   By /s/ Kathryn A. Plumb
                                      ------------------------------------------
                                      Name:  Kathryn A. Plumb
                                      Title: Vice President

                                   MITSUBISHI TRUST & BANKING
                                      CORPORATION (U.S.A.),
                                      as a Bank


                                   By /s/ Shinichi Nakakubo
                                      ------------------------------------------
                                      Name:  Shinichi Nakakubo
                                      Title: Executive Vice President


                                   INDUSTRIAL BANK OF JAPAN,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   PNC BANK, NATIONAL ASSOCIATION,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   SOCIETE GENERALE,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE SUMITOMO BANK, LTD.,
                                      CHICAGO BRANCH,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   MITSUBISHI TRUST & BANKING
                                      CORPORATION (U.S.A.),
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   INDUSTRIAL BANK OF JAPAN,
                                      as a Bank


                                   By /s/ Jeffrey Cole
                                      ------------------------------------------
                                      Name:  JEFFREY COLE
                                      Title: SENIOR VICE PRESIDENT


                                   PNC BANK, NATIONAL ASSOCIATION,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   SOCIETE GENERALE,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE SUMITOMO BANK, LTD.,
                                      CHICAGO BRANCH,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   MITSUBISHI TRUST & BANKING
                                      CORPORATION (U.S.A.),
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   INDUSTRIAL BANK OF JAPAN,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   PNC BANK, NATIONAL ASSOCIATION,
                                      as a Bank


                                   By /s/ Thomas P. Carden
                                      ------------------------------------------
                                      Name:  THOMAS P. CARDEN
                                      Title: VICE PRESIDENT


                                   SOCIETE GENERALE,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE SUMITOMO BANK, LTD.,
                                      CHICAGO BRANCH,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   MITSUBISHI TRUST & BANKING
                                      CORPORATION (U.S.A.),
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   INDUSTRIAL BANK OF JAPAN,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   PNC BANK, NATIONAL ASSOCIATION,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   SOCIETE GENERALE,
                                      as a Bank


                                   By /s/ John Sadik-Khan
                                      ------------------------------------------
                                      Name:  JOHN SADIK-KHAN
                                      Title: VICE PRESIDENT


                                   THE SUMITOMO BANK, LTD.,
                                      CHICAGO BRANCH,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   MITSUBISHI TRUST & BANKING
                                      CORPORATION (U.S.A.),
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   INDUSTRIAL BANK OF JAPAN,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   PNC BANK, NATIONAL ASSOCIATION,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   SOCIETE GENERALE,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE SUMITOMO BANK, LTD.,
                                      CHICAGO BRANCH,
                                      as a Bank


                                   By /s/ Hiroyuki Iwami
                                      ------------------------------------------
                                      Name:  HIROYUKI IWAMI
                                      Title: JOINT GENERAL MANANGER

                                   BANK OF AMERICA ILLINOIS,
                                      as a Bank


                                   By /s/ Carl F. Salas
                                      ------------------------------------------
                                      Name:  Carl F. Salas
                                      Title: Vice President


                                   BANK OF HAWAII,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   MELLON BANK,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CORESTATES BANK, N.A.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE DAI-ICHI KANGYO BANK, LTD.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:





                                   Restated Agreement Date: 9/26/96

                                   BANK OF AMERICA NATIONAL TRUST &
                                      SAVINGS ASSOCIATION,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANK OF HAWAII,
                                      as a Bank


                                   By /s/ J. Bryan Scearce
                                      ------------------------------------------
                                      Name:  J. Bryan Scearce
                                      Title: Vice President


                                   MELLON BANK,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CORESTATES BANK, N.A.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE DAI-ICHI KANGYO BANK, LTD.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:





                                   Restated Agreement Date: 9/26/96

                                   BANK OF AMERICA NATIONAL TRUST &
                                      SAVINGS ASSOCIATION,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANK OF HAWAII,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   MELLON BANK,
                                      as a Bank


                                   By /s/ John T. Kranefuss
                                      ------------------------------------------
                                      Name:  John T. Kranefuss
                                      Title: Assistant Vice President


                                   CORESTATES BANK, N.A.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE DAI-ICHI KANGYO BANK, LTD.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:





                                   Restated Agreement Date: 9/26/96

                                   BANK OF AMERICA NATIONAL TRUST &
                                      SAVINGS ASSOCIATION,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANK OF HAWAII,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   MELLON BANK,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CORESTATES BANK, N.A.,
                                      as a Bank


                                   By /s/ Lynae S. Young
                                      ------------------------------------------
                                      Name:  Lynae S. Young
                                      Title: AVP


                                   THE DAI-ICHI KANGYO BANK, LTD.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:





                                   Restated Agreement Date: 9/26/96

                                   BANK OF AMERICA NATIONAL TRUST &
                                      SAVINGS ASSOCIATION,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANK OF HAWAII,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   MELLON BANK,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CORESTATES BANK, N.A.,
                                      as a Bank


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE DAI-ICHI KANGYO BANK, LTD.,
                                      as a Bank


                                   By /s/ Dean Murdock
                                      ------------------------------------------
                                      Name:  Dean Murdock
                                      Title: Vice President





                                   Restated Agreement Date: 9/26/96

                                                                         ANNEX A
                                                                         -------

Banks, Lending offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------


TORONTO DOMINION                                                    $24,750,000
   (NEW YORK), INC.



Domestic Lending Office:

TORONTO DOMINION
   (NEW YORK), INC.
31 West 52nd Street
New York, NY 10019-6101



Eurodollar Lending Office:

TORONTO DOMINION
   (NEW YORK), INC.
31 West 52nd Street
New York, NY 10019-6101


Notice Address:

TORONTO DOMINION
   (NEW YORK), INC.
31 West 52nd Street
New York, NY 10019-6101

Telecopy No.:  (212) 262-1928
Telephone No.: (212) 468-0722

Attention:     Bernadette Collins

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

THE BANK OF NEW YORK                                                $24,750,000


Domestic Lending Office:

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286


Eurodollar Lending Office:

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286


Notice Address:

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

Telecopy No.:  (212) 635-8593
Telephone No.: (212) 635-8628

Attention:     Brendan Nedzi

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

THE CHASE MANHATTAN BANK                                            $24,750,000


Borrowing and Administrative:

Domestic Lending Office:

THE CHASE MANHATTAN BANK
One Chase Manhattan Plaza
8th Floor
New York, NY 10081

Eurodollar Lending Office:

THE CHASE MANHATTAN BANK
One Chase Manhattan Plaza
8th Floor
New York, NY 10081

Notice Address:

THE CHASE MANHATTAN BANK
One Chase Manhattan Plaza
8th Floor
New York, NY 10081

Telecopy No.:  (212) 552-4455, -1477 or -7375
Telephone No.: (212) 552-3017

Attention:     Joselin Fernadez



Credit Related Financial Information:

THE CHASE MANHATTAN BANK
One Chase Manhattan Plaza
4th Floor
New York, NY 10081

Telecopy No.:  (212) 552-4905
Telephone No.: (212) 552-6325

Attention:     Stephen Mumblow

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

CITIBANK, N.A.                                                      $24,750,000


Domestic Lending Office:

CITIBANK, N.A.
399 Park Avenue
New York, NY 10043



Eurodollar Lending Office:

CITIBANK, N.A.
399 Park Avenue
New York, NY 10043


Notice Address:

CITIBANK, N.A.
399 Park Avenue
New York, NY 10043

Telecopy No.:  (212) 793-6873
Telephone No.: (212) 559-8564

Attention:     Eric Huttner

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

BANK OF TOKYO-MITSUBISHI TRUST COMPANY                              $19,000,000



Domestic Lending Office:

BANK OF TOKYO-MITSUBISHI TRUST COMPANY
1251 Avenue of the Americas, 12th Floor
New York, NY 10020-1104


Eurodollar Lending Office:

BANK OF TOKYO-MITSUBISHI TRUST COMPANY
1251 Avenue of the Americas, 12th Floor
New York, NY 10020-1104


Notice Address:

BANK OF TOKYO-MITSUBISHI TRUST COMPANY
1251 Avenue of the Americas, 12th Floor
New York, NY 10020-1104

Telecopy No.:  212-782-4935
Telephone No.: 212-782-4378

Attention:     Jason Conway, Assistant Vice President

Banks, Lending Offices
 and Notice Addresses                                              RC Commitment
----------------------                                             -------------

BANQUE PARIBAS                                                       $19,000,000


Domestic Lending Office:

BANQUE PARIBAS
2029 Century Park East
Suite 3900
Los Angeles, CA 90067


Eurodollar Lending Office:

BANQUE PARIBAS
2029 Century Park East
Suite 3900
Los Angeles, CA 90067


Notice Address:

BANQUE PARIBAS
2029 Century Park East
Suite 3900
Los Angeles, CA 90067

Telecopy No.:  (310) 556-8759
Telephone No.: (310) 551-7316

Attention:     John G. Acker

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

FIRST UNION NATIONAL BANK                                           $19,000,000
   OF NORTH CAROLINA


Domestic Lending Office:

FIRST UNION NATIONAL BANK
   OF NORTH CAROLINA
301 South College Street - TW-19
Charlotte, NC 28288-0735


Eurodollar Lending Office:

FIRST UNION NATIONAL BANK
   OF NORTH CAROLINA
301 South College Street - TW-19
Charlotte, NC 28288-0735


Notice Address:

FIRST UNION NATIONAL BANK
   OF NORTH CAROLINA
301 South College Street - TW-19
Charlotte, NC 28288-0735

Telecopy No.:  (704) 374-4092
Telephone No.: (704) 374-6104

Attention:     Paul Thomason

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

THE FUJI BANK, LIMITED,                                             $19,000,000
   LOS ANGELES AGENCY


Domestic Lending Office:

THE FUJI BANK, LIMITED,
   LOS ANGELES AGENCY
333 South Hope Street, 39th Floor
Los Angeles, CA 90071


Eurodollar Lending Office:

THE FUJI BANK, LIMITED,
   LOS ANGELES AGENCY
333 South Hope Street, 39th Floor
Los Angeles, CA 90071

Notice Address:

THE FUJI BANK, LIMITED,
   LOS ANGELES AGENCY
333 South Hope Street, 39th Floor
Los Angeles, CA 90071

Telecopy No.:  (213) 253-4198
Telephone No.: (213) 253-4148

Attention:     David Pastre

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

THE NIPPON CREDIT BANK, LTD.                                        $19,000,000


Domestic Lending Office:

THE NIPPON CREDIT BANK, LTD.
245 Park Avenue - 30th Floor
New York, NY 10167


Eurodollar Lending Office:

THE NIPPON CREDIT BANK, LTD.
245 Park Avenue - 30th Floor
New York, NY 10167


Notice Address:

THE NIPPON CREDIT BANK, LTD.
245 Park Avenue - 30th Floor
New York, NY 10167

Telecopy No.:  (212) 490-3895
Telephone No.: (212) 984-1338

Attention:     David C. Carrington

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

INDUSTRIAL BANK OF JAPAN                                            $19,000,000


Domestic Lending Office:

INDUSTRIAL BANK OF JAPAN
245 Park Avenue
New York, NY 10167


Eurodollar Lending office:

INDUSTRIAL BANK OF JAPAN
245 Park Avenue
New York, NY 10167


Notice Address:

INDUSTRIAL BANK OF JAPAN
245 Park Avenue
New York, NY 10167

Telecopy No.:  (212) 682-2870
Telephone No.: (212) 309-6562

Attention:     Akira Yoshida

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

BANKERS TRUST COMPANY                                               $19,000,000


Domestic Lending Office:

BANKERS TRUST COMPANY
130 Liberty Plaza, 30th Floor
New York, NY 10006


Eurodollar Lending Office:

BANKERS TRUST COMPANY
130 Liberty Plaza, 30th Floor
New York, NY 10006


Notice Address:

BANKERS TRUST COMPANY
130 Liberty Plaza, 30th Floor
New York, NY 10006

Notices for funding purposes:

Telecopy No.:  (212) 250-7351
Telephone No.: (212) 250-7561

Attention:     Larry Benison


Notices for all other matters:

Telecopy No.:  (212) 250-7218
Telephone No.: (212) 250-1724

Attention:     Dana Klein

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

BANQUE NATIONALE DE PARIS,                                          $19,000,000
   SAN FRANCISCO BRANCH


Domestic Lending office:

BANQUE NATIONALE DE PARIS,
   SAN FRANCISCO BRANCH
180 Montgomery Street - 3rd Floor
San Francisco, CA 94104


Eurodollar Lending Office:

BANQUE NATIONALE DE PARIS,
   SAN FRANCISCO BRANCH
180 Montgomery Street - 3rd Floor
San Francisco, CA 94104


Notice Address:

BANQUE NATIONALE DE PARIS,
   SAN FRANCISCO BRANCH
180 Montgomery Street - 3rd Floor
San Francisco, CA 94104

Telecopy No.:  (415) 296-8954
Telephone No.: (415) 956-0707

Attention:     Jennifer Y. Cho

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------


CREDIT LYONNAIS NEW YORK BRANCH                                     $19,000,000


Domestic Lending Office:

CREDIT LYONNAIS NEW YORK BRANCH
1301 Avenue of the Americas
18th Floor
New York, New York 10019


Eurodollar Lending Office:

CREDIT LYONNAIS NEW YORK BRANCH
1301 Avenue of the Americas
18th Floor
New York, New York 10019


Notice Address:

CREDIT LYONNAIS NEW YORK BRANCH
1301 Avenue of the Americas
18th Floor
New York, New York 10019

Telecopy No.:  (212) 261-3318
Telephone No.: (212) 261-7837

Attention:     Gerri Bauerle

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

LTCB TRUST COMPANY                                                  $15,000,000


Domestic Lending Office:

LTCB TRUST COMPANY
165 Broadway
New York, New York 10006


Eurodollar Lending Office:

LTCB TRUST COMPANY
165 Broadway
New York, New York 10006


Notice Address:

LTCB TRUST COMPANY
165 Broadway
New York, New York 10006

Telecopy No.:  (212) 608-2371
Telephone No.: (212) 335-4549

Attention:     Tetsuya Fukunaga

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

ROYAL BANK OF CANADA                                                $19,000,000


Domestic Lending Office:

ROYAL BANK OF CANADA
New York Branch
Financial Square, 23rd,
New York, New York 10005-3531


Eurodollar Lending Office:

ROYAL BANK OF CANADA
Grand Cayman
(North America No. 1) Branch
New York Branch
Financial Square, 23rd,
New York, New York 10005-3531


Notice Address:

ROYAL BANK OF CANADA
Grand Cayman
(North America No. 1) Branch
New York Branch
Financial Square, 23rd,
New York, New York 10005-3531

Telecopy No.:  (212) 428-2372
Telephone No.: (212) 428-6204

Attention:     Manager, Credit Administration

With a copy to:

ROYAL BANK OF CANADA
New York Branch
Financial Square, 23rd,
New York, New York 10005-3531

Telecopy No.:  (212) 428-6460
Telephone No.: (212) 428-6551

Attention:     John Page

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

THE DAI-ICHI KANGYO BANK, LTD.                                      $19,000,000


Domestic Lending Office:

DAI-ICHI KANGYO BANK LTD.
One World Trade Center, 48th Floor
New York, NY 10048


Eurodollar Lending Office:

DAI-ICHI KANGYO BANK LTD.
One World Trade Center, 48th Floor
New York, NY 10048


Notice Address:

DAI-ICHI KANGYO BANK LTD.
One World Trade Center, 48th Floor
New York, NY 10048

Telecopy No.:  212-912-1879
Telephone No.: 212-432-6643

Attention:     Tina Brucculeri

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

THE BANK OF NOVA SCOTIA                                             $22,000,000


Domestic Lending Office:

THE BANK OF NOVA SCOTIA
New York Agency
One Liberty Plaza, 26th Floor
New York, New York 10006


Eurodollar Lending Office:

THE BANK OF NOVA SCOTIA
New York Agency
One Liberty Plaza, 26th Floor
New York, New York 10006


Notice Address:

THE BANK OF NOVA SCOTIA
New York Agency
One Liberty Plaza, 26th Floor
New York, New York 10006

Telecopy No.:  (212) 225-5090
Telephone No.: (212) 225-5079

Attention:     Margot Bright

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

MITSUBISHI TRUST & BANKING                                          $12,000,000
   CORPORATION (U.S.A.)


Domestic Lending Office:

MITSUBISHI TRUST & BANKING
   CORPORATION (U.S.A.)
520 Madison Avenue, 39th Floor
New York, NY 10022


Eurodollar Lending Office:

MITSUBISHI TRUST & BANKING
   CORPORATION (U.S.A.)
520 Madison Avenue, 39th Floor
New York, New York 10022


Notice Address:

MITSUBISHI TRUST & BANKING
   CORPORATION (U.S.A.)
520 Madison Avenue, 39th Floor
New York, New York 10022

Telecopy No.:  (212) 838-6838
Telephone No.: (212) 891-8547

Attention:     Gary Maciak

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------


FIRST HAWAIIAN BANK                                                 $19,000,000


Domestic Lending Office:

FIRST HAWAIIAN BANK
1132 Bishop Street, 19th Floor
Honolulu, HI 96813

Eurodollar Lending Office:

FIRST HAWAIIAN BANK
1132 Bishop Street, 19th Floor
Honolulu, HI 96813

Notice Address:

FIRST HAWAIIAN BANK
1132 Bishop Street, 19th Floor
Honolulu, HI 96813

Telecopy No.:  (808) 525-8973
Telephone No.: (808) 525-8176

Attention:     Kathryn A. Plumb

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

PNC BANK, NATIONAL ASSOCIATION                                      $19,000,000


Domestic Lending Office:

PNC BANK, NATIONAL ASSOCIATION
1600 Market Street, 21st Floor
Philadelphia, PA 19103


Eurodollar Lending Office:

PNC BANK, NATIONAL ASSOCIATION
1600 Market Street, 21st Floor
Philadelphia, PA 19103


Notice Address:

PNC BANK, NATIONAL ASSOCIATION
1600 Market Street, 21st Floor
Philadelphia, PA 19103

Telecopy No.:  (215) 585-6680
Telephone No.: (215) 585-5359

Attention:     Thomas P. Carden

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

SOCIETE GENERALE                                                    $19,000,000


Domestic Lending Office:

SOCIETE GENERALE
1221 Avenue of the Americas
New York, NY 10020


Eurodollar Lending Office:

SOCIETE GENERALE
1221 Avenue of the Americas
New York, NY 10020


Notice Address:

SOCIETE GENERALE
1221 Avenue of the Americas
New York, NY 10020

Telecopy No.:  (212) 278-6240
Telephone No.: (212) 278-6427

Attention:     Rob Robin

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

THE SUMITOMO BANK, LTD.,                                            $19,000,000
   CHICAGO BRANCH


Domestic Lending Office:

THE SUMITOMO BANK, LTD.,
   CHICAGO BRANCH
233 South Wacker Drive
Suite 4800
Chicago, IL 60606


Eurodollar Lending Office:

THE SUMITOMO BANK, LTD.,
   CHICAGO BRANCH
233 South Wacker Drive
Suite 4800
Chicago, IL 60606


Notice Address:

THE SUMITOMO BANK, LTD.,
   CHICAGO BRANCH
233 South Wacker Drive
Suite 4800
Chicago, IL 60606

Telecopy No.:  (312) 876-6436
Telephone No.: (313) 876-6453

Attention:     Patrick Kennedy

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

BANK OF AMERICA ILLINOIS                                            $19,000,000


Domestic Lending Office:

BANK OF AMERICA NATIONAL
  TRUST & SAVINGS ASSOCIATION
1850 Gateway Boulevard, Unit #5693
Concord, CA 94520

Attention:  Lynne Famularcano


Eurodollar Lending Office:

BANK OF AMERICA NATIONAL
  TRUST & SAVINGS ASSOCIATION
1850 Gateway Boulevard, Unit #5693
Concord, CA 94520

Attention:  Lynne Famularcano


Notice Address:

BANK OF AMERICA NATIONAL
  TRUST & SAVINGS ASSOCIATION
555 South Flower Street
10th Floor, Unit #3283
Los Angeles, CA 90071

Telecopy No.:  (213) 228-2609
Telephone No.: (213) 228-2641

Attention:     Gigi Johnson

and

BANK OF AMERICA NATIONAL
  TRUST & SAVINGS ASSOCIATION

1850 Gateway Boulevard, Unit #5693
Concord, CA 94520

Telecopy No.:  (510) 675-7531
Telephone No.: (510) 675-7493

Attention:     Lynne Famularcano

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

BANK OF HAWAII                                                     $10,000,000


Domestic Lending Office:

BANK OF HAWAII
130 Merchant Street
20th Floor
Honolulu, Hawaii 96813


Eurodollar Lending Office:

BANK OF HAWAII
130 Merchant Street
20th Floor
Honolulu, Hawaii 96813


Notice Address:

BANK OF HAWAII
130 Merchant Street
20th Floor
Honolulu, Hawaii 96813

Telecopy No.:  (808) 537-8301
Telephone No.: (808) 537-8014

Attention:     J. Bryan Scearce

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

BARCLAYS BANK PLC                                                   $22,000,000


Domestic Lending Office:

BARCLAYS BANK PLC
75 Wall Street
New York, New York 10265


Eurodollar Lending Office:

BARCLAYS BANK PLC
Bay Street, Nassau Bahamas
c/o BARCLAYS BANK PLC
75 Wall Street
New York, New York 10265


Notice Address:

BARCLAYS BANK PLC
BZW Division
388 Market Street - Suite 1700
San Francisco, CA 94111

Telecopy No.:  (415) 765-4760
Telephone No.: (415) 765-4758

Attention:     Les Bek
   (for compliance issues
   and financial statements)

BARCLAYS BANK PLC
75 Wall Street - 11th Floor
New York, NY 10265

Telecopy No.:  (212) 412-5306
Telephone No.: (212) 412-3701

Attention:     Christina Challenger
   (for borrowings, repayments, interest
   payments and administrative matters)

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

MELLON BANK                                                         $19,000,000


Domestic Lending Office:

MELLON BANK
Room 4440
1 Mellon Bank Center
500 Grant St.
Pittsburgh, PA 15258-0001


Eurodollar Lending Office:

MELLON BANK
Room 4440
1 Mellon Bank Center
500 Grant St.
Pittsburgh, PA 15258-0001


Notice Address:

MELLON BANK
Room 4440
1 Mellon Bank Center
500 Grant St.
Pittsburgh, PA 15258-0001

Telecopy No.:  (412) 236-2027
Telephone No.: (412) 236-2471

Attention:     John T. Kranefuss

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

CORESTATES BANK, N.A.                                               $15,000,000


Domestic Lending Office:

CORESTATES BANK, N.A.
1339 Chestnut Street
FC 1-8-11-28
Philadelphia, PA 19107


Eurodollar Lending Office:

CORESTATES BANK, N.A.
1339 Chestnut Street
FC 1-8-11-28
Philadelphia, PA 19107


Notice Address:

CORESTATES BANK, N.A.
1339 Chestnut Street
FC 1-8-11-28
Philadelphia, PA 19107

Telecopy No.:  (215) 786-7721
Telephone No.: (215) 786-4313

Attention:     Mary Lockhart

and

Telecopy No.:  (215) 786-7721
Telephone No.: (215) 786-4316

Attention:     Lynae S. Young

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

FLEET NATIONAL BANK                                                 $22,000,000


Domestic Lending Office:

FLEET NATIONAL BANK
75 State Street
Boston, MA 02109


Eurodollar Lending Office:

FLEET NATIONAL BANK
75 State Street
Boston, MA 02109


Notice Address:

FLEET NATIONAL BANK
75 State Street
Boston, MA 02109

Telecopy No.:  (617) 346-3777
Telephone No.: (617) 346-3772

Attention:     Stephen J. Healy

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

NATIONSBANK OF TEXAS, N.A.                                         $22,000,000


Domestic Lending Office:

NATIONSBANK OF TEXAS, N.A.
901 Main Street
67th Floor
Dallas, TX 75202


Eurodollar Lending Office:

NATIONSBANK OF TEXAS, N.A.
901 Main Street
67th Floor
Dallas, TX 75202


Notice Address:

NATIONSBANK OF TEXAS, N.A.
901 Main Street
67th Floor
Dallas, TX 75202

Telecopy No.:  (214) 508-0980
Telephone No.: (214) 508-0996

Attention:     Hutch McClendon

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

UNION BANK OF CALIFORNIA, N.A.                                     $19,000,000


Domestic Lending Office:

UNION BANK OF CALIFORNIA, N.A.
400 California Street
San Francisco, CA 94104


Eurodollar Lending Office:

UNION BANK OF CALIFORNIA, N.A.
400 California Street
San Francisco, CA 94104


Notice Address:

UNION BANK OF CALIFORNIA, N.A.
400 California Street
San Francisco, CA 94104

Telecopy No.:  (415) 765-3146
Telephone No.: (415) 765-3753

Attention:     Gail Fletcher

Banks, Lending Offices
 and Notice Addresses                                             RC Commitment
----------------------                                            -------------

MORGAN GUARANTY TRUST COMPANY                                       $19,000,000
  OF NEW YORK


Domestic Lending Office:

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK
60 Wall Street
New York, NY 10260


Eurodollar Lending Office:

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK
60 Wall Street
New York, NY 10260


Notice Address:

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK
60 Wall Street
New York, NY 10260

Telecopy No.:  (212) 348-5014
Telephone No.: (212) 648-3787

Attention:     Don Patrick

                                                                   Schedule 1.02
                                                                   -------------

                               NOTICE OF BORROWING

[Name and address
  of Administrative Agent in
  accordance with Section 9.01(a)(ii)]

Date:

Ladies and Gentlemen:

     Reference is made to the Credit Agreement, dated as of November 30, 1994, as amended and restated as of September 26, 1996, among LWWI Broadcasting Inc., LIN Television Corporation, the banks listed on the signature pages thereof, The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, and The Chase Manhattan Bank, as Syndication Agent (the "Credit Agreement"). The undersigned hereby gives notice pursuant to
Section 1.02 of the Credit Agreement of its request to have the following [RC] [Incremental] Loans made to it on [insert requested date of borrowing]:


                     Type of Loan(1)                            Amount
                     ---------------                            ------

    -------------------------------------------           --------------------

    -------------------------------------------           --------------------

    -------------------------------------------           --------------------


     Please disburse the proceeds of the Loans by [insert requested method of disbursement].

     The undersigned represents and warrants that (a) the borrowing requested hereby complies with the requirements of Section 1.02 of the Credit Agreement and (b) [except to the extent set forth on Annex A hereto,](2)(i) each Loan Document Representation and Warranty is true and correct at and as of the date hereof and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of the Loans) will be true and correct at and as of the time the Loans are made, in each case both with and without giving effect to the Loans and the application of the proceeds thereof, except to the extent that any such Loan Document Representation and Warranty by its terms expressly relates to a specified prior date and (ii) no Default has occurred and is continuing as of the date hereof or would result from the making of the Loans or from the application of the proceeds thereof if the Loans were made on the date hereof, and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of the Loans) no Default will have occurred and be continuing at the time the Loans are to be made or would result from the making of the Loans or from the application of the proceeds thereof.


                                             LWWI BROADCASTING INC.

                                             By
                                               -------------------------------
                                               Name:
                                               Title:

---------------------

1. Be sure to specify the duration of the Interest Period in the case of Fixed Rate Loans (E.G., one-month Eurodollar Rate).

2. If the representation and warranty in either clause (b)(i) or (b)(ii) would be incorrect, include the material in brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.

                                                            Schedule 1.03(c)(iv)
                                                            --------------------

                      NOTICE OF CONVERSION OR CONTINUATION


 [Name and address
   of Administrative Agent in
   accordance with Section 9.01(a)(ii)]



Date:

Ladies and Gentlemen:

     Reference is made to the Credit Agreement, dated as of November 30, 1994, as amended and restated as of September 26, 1996, among LWWI Broadcasting Inc., LIN Television Corporation, the banks listed on the signature pages thereof, The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, and The Chase Manhattan Bank, as Syndication Agent (the "Credit Agreement"). The undersigned hereby gives notice pursuant to
Section 1.03(c)(iv) of the Credit Agreement of its desire to convert or continue the [RC] [Incremental] Loans specified below into or as Loans of the Types and in the amounts specified below on [insert date of conversion or continuation]:

                                                              Converted
     Loans to be Converted or Continued                   or Continued Loans
     ----------------------------------                   ------------------

                  Last Day of
   Type              Current                              Type
 of Loan(1)       Interest Period      Amount            of Loan(1)       Amount
 ----------       ---------------      ------            ----------       ------

 ----------       ---------------      ------            ----------       ------

 ----------       ---------------      ------            ----------       ------

 ----------       ---------------      ------            ----------       ------

     The undersigned represents and warrants that conversions and continuations requested hereby comply with the requirements of Section 1.03(c) of the Credit Agreement.

                                              LWWI BROADCASTING INC.

                                              By
                                                ----------------------------
                                                Name:
                                                Title:

-------------------

1. Be sure to specify the duration of the Interest Period in the case of Fixed Rate Loans (E.G., one-month Eurodollar Rate).

                                                               Schedule 1.05(a)
                                                               ----------------

                              NOTICE OF PREPAYMENT

[Name and address
  of Administrative Agent in
  accordance with Section 9.01(a)(ii)]

Date:

Ladies and Gentlemen:

     Reference is made to the Credit Agreement, dated as of November 30, 1994, as amended and restated as of September 26, 1996, among LWWI Broadcasting Inc., LIN Television Corporation, the banks listed on the signature pages thereof, The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, and The Chase Manhattan Bank, as Syndication Agent (the "Credit Agreement"). The undersigned hereby gives notice pursuant to
Section 1.05 (a) of the Credit Agreement that it will prepay the [RC] [Incremental] Loans specified below on [insert date of prepayment]:

                                Last Day of
                                  Current
Type of Loan(1)                Interest Period                 Amount
---------------                ---------------                 ------

---------------------          ---------------              -------------

---------------------          ---------------              -------------

---------------------          ---------------              -------------


     The undersigned represents and warrants that the prepayment requested hereby complies with the requirements of Section 1.05(a) of the Credit Agreement.

                                                LWWI BROADCASTING INC.

                                                By
                                                  ---------------------------
                                                  Name:
                                                  Title:
-------------------

1. Be sure to specify the duration of the Interest Period in the case of Fixed Rate Loans (E.G., one-month Eurodollar Rate).

                                                          Schedule 2.01(a)(i)
                                                          -------------------

                              [NAME OF LOAN PARTY]

                       CERTIFICATE AS TO RESOLUTIONS, ETC.

     I,_________________, [Assistant] Secretary of [name of Loan Party], a ___________ corporation (the "Company"), hereby certify, pursuant to Section 2.01(a)(i) of the Credit Agreement, dated as of November 30, 1994, as amended and restated as of September 26, 1996, among LWWI Broadcasting Inc., LIN Television Corporation, the banks listed on the signature pages thereof, The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, and The Chase Manhattan Bank, as Syndication Agent that:

               1. The below named persons have been duly elected (or appointed) and have duly qualified as, and on this day are, officers of the Company holding their respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:


              Name                    Office                  Signature
              ----                    ------                  ---------

[Insert names and offices                           ---------------------------

of persons authorized to sign the                   ---------------------------

Loan Documents to which                             ---------------------------

the Company is a party                              ---------------------------

and any related documents]                          ---------------------------


               2. (a) Attached as Annex A is a true and correct copy of resolutions duly adopted by [unanimous written consent of] the Board of Directors of the Company. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.

                 [(b) Attached as Annex A-1 is a true and correct copy of resolutions duly adopted by [unanimous written consent of] the stockholders of the Company. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.](l)

               3. [List Loan Documents to which the Company is a party], in each case as executed and delivered on behalf of the Company, are in the forms thereof approved by [unanimous written consent of] the Board of Directors of the Company.

               4. There has been no amendment to the Certificate of Incorporation of the Company since _____________, 19__.(2)

               5. Attached as Annex B is a true and correct copy of the By-laws of the Company as in effect on ____________, 19__(3) and at all subsequent times to and including the date hereof.


     IN WITNESS WHEREOF, I have signed this certificate this __ day of ______________, 19__.


                                              -----------------------------
                                                  [Assistant] Secretary

     I, __________________, [title] of the Company, hereby certify that [name of the above [Assistant] Secretary] has been duly elected or appointed and has been duly qualified as, and on this day is, [Assistant] Secretary of the Company, and the signature in paragraph 1 above is his genuine signature.

     IN WITNESS WHEREOF, I have signed this certificate this __ day of ____________, 19__.


                                              -----------------------------
                                                         [Title]

--------------

1.   Omit if not applicable.
2. Insert date of the Secretary of State's Certificate of Incorporation required by Section 2.01(b)(ix) or 2.02(a)(ii).
3. Insert date of the Board of Directors' meeting adopting the resolutions referred to in paragraph 2(a).

                                                                         ANNEX A
                                                                         -------

                              [NAME OF LOAN PARTY]

                     RESOLUTIONS OF BOARD OF DIRECTORS(1)

     [WHEREAS, LWWI Broadcasting Inc. (the "Borrower") intends to enter into an amended and restated credit agreement (the "Credit Agreement") with LIN Television Corporation, the banks listed on the signature pages thereof (the "Banks"), The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent (the "Administrative Agent"), and The Chase Manhattan Bank, as Syndication Agent, in substantially the form of the draft of __________, 19__ attached, pursuant to which the Borrower may, subject to the terms and conditions of the Credit Agreement, borrow up to 600,000,000; and](2)

     [WHEREAS, borrowings by the Borrower under the Credit Agreement will be of direct and indirect benefit to this Corporation; and](2)

     [WHEREAS, it is a condition to such borrowings under the Credit Agreement that this Corporation guarantee all of the Guaranteed Obligations (as defined in the below-mentioned Guaranty Agreement); and ](2)

     [WHEREAS, it is in the best interests of this Corporation that this Corporation so guarantee the Guaranteed Obligations, it is hereby](2)

     RESOLVED, that this Corporation is authorized to borrow from the Banks, under and pursuant to such Credit Agreement, an aggregate principal amount not to exceed at any time outstanding 600,000,000, to be repaid in accordance with the Credit Agreement, with interest on the unpaid principal amounts thereof from time to time outstanding at the interest rates per annum provided for in the Credit Agreement; and be it further

     RESOLVED, that this Corporation is authorized to guarantee all of the Guaranteed Obligations (as defined in the below-mentioned Guaranty Agreement); and be it further

     RESOLVED, that the form, terms and provisions of:

               (a) the proposed Credit Agreement, as amended and restated, in substantially the form of the draft of _____________, 19__, among LWWI Broadcasting Inc., LIN Television Corporation, the Banks, The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc. and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent and The Chase Manhattan Bank, as Syndication Agent (the "Credit Agreement"), providing, among other things, (i) for the making by the Banks to this Corporation from time to time of advances ("Loans") in an aggregate principal amount not to exceed at any time outstanding 600,000,000 upon the terms and conditions therein set forth, (ii) for the payment by this Corporation of the fees, costs and expenses as therein provided AND (iii) FOR THE WAIVER BY THIS CORPORATION OF TRIAL BY JURY;

               (b) the proposed promissory notes (the "Notes"), in substantially the form of EXHIBIT A to the draft of the Credit Agreement referred to in paragraph (a) of this resolution, to be issued by LWWI Broadcasting Inc. to the Banks pursuant to the terms and conditions of the Credit Agreement, to evidence the indebtedness of LWWI Broadcasting Inc. to the Banks resulting from each of the Loans made by the Banks to LWWI Broadcasting Inc. and providing, among other things, for the repayment of such Loans, and payment of interest thereon;

               (c) the proposed Guaranty Agreement (the "Guaranty Agreement"), in substantially the form of the draft of __________, 19__, between this Corporation and the Administrative Agent, providing, among other things, (i) for the guaranty by this Corporation of the Guaranteed Obligations (as defined therein), and (ii) for the waiver by this Corporation of all acts or failures to act that would otherwise constitute a discharge of its obligations thereunder; and

be, and the same hereby are, in all respects approved, and that the Chairman of the Board of Directors of this Corporation, the President, any Vice President or the Treasurer of this Corporation be, and each of them hereby is, authorized, in the name and on behalf of this Corporation, to execute and deliver [the Credit Agreement,] [the Notes,] the Guaranty Agreement, (collectively, the "Loan Documents"), each in the form, or substantially in the form, thereof submitted to the Board of Directors of this Corporation, with such changes, additions and modifications thereto as the officer of this Corporation executing the same shall approve, such approval to be conclusively evidenced by his execution and delivery thereof; and be it further

     RESOLVED, that the drafts of the Loan Documents referred to above be filed by the Secretary of this Corporation among the minutes of the Board of Directors of this Corporation; and be it further

     RESOLVED, that the proper officers of this Corporation be, and each of them hereby is, authorized and empowered (any one of them acting alone) to do or cause to be done all such acts or things and to sign and deliver, or cause to be signed and delivered, all such documents, instruments and certificates (including, without limitation, all notices and certificates required or permitted to be given or made under the terms of the Loan Documents), in the name and on behalf of this Corporation or otherwise, as such officer of this Corporation may deem necessary, advisable or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions and to perform the obligations of this Corporation under the agreements and instruments referred to therein.

--------------

1. The resolutions for each Loan Party should include only those portions of the following resolutions that relate to the Loan Documents to which such Loan Party is a party.

2. This recital should be included, in appropriate form, in the resolutions of each Loan Party other than the Borrower.

                                                                       Annex A-1
                                                                       ---------

                              [NAME OF LOAN PARTY]

                           RESOLUTIONS OF SHAREHOLDERS

                         [Insert applicable resolutions]

                                                          Schedule 2.01(a)(iv)
                                                          --------------------


                                                  September 26, 1996


To each Agent, each Co-Agent,
and each Bank party to the Credit
Agreement referred to below

Re: Credit Agreement, dated as of November 30, 1994, as amended and restated as of September 26, 1996, among LWWI Broadcasting Inc., LIN Television Corporation, the Banks listed on the signature pages thereof, Barclays Bank PLC, Fleet National Bank, NationsBank of Texas, N.A., and The Bank of Nova Scotia, as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc. and Toronto Dominion (New York), Inc. as Arranging Agents, The Bank of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, and Toronto Dominion (Texas), Inc., as Administrative Agent
     --------------------------------------------------------------------------

Ladies and Gentlemen:

     This opinion is furnished to you in connection with the Credit Agreement, dated as of November 30, 1994, as amended and restated as of September 26, 1996, among LWWI Broadcasting Inc. (the "Borrower"), LIN Television Corporation ("LIN Television"), the Banks listed on the signature pages thereof, Barclays Bank PLC, Fleet National Bank, NationsBank of Texas, N.A., and The Bank of Nova Scotia, as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc. and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Credit Agreement.

     We are members of the Bar of the State of New York and do not hold ourselves out as experts on the laws of any other state except the General Corporation Law of the State of Delaware, and the opinions expressed below are limited to the General Corporation Law of the State of Delaware, the laws of the State of New York, and the federal laws of the United States, except that (other than as expressly set forth in the penultimate paragraph hereof) we express no opinion as to matters arising under or governed by the Telecommunications Act of 1996, the Communications Act of 1934, as amended, or the rules and regulations and published opinions of the Federal Communications Commission promulgated thereunder (collectively, the "Communications Act"). Without limiting the generality of the foregoing, we express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any Agent, any Co-Agent or any Bank may be located or wherein enforcement of the Credit Agreement and Guaranty Agreement may be sought that limits the rates of interest legally chargeable or collectable.

     We have acted as counsel for each Loan Party in connection with the execution and delivery of the Credit Agreement and the Guaranty Agreement, dated as of September 26, 1996, between LIN Television and the Administrative Agent (the "Guaranty Agreement").

     In that connection and in rendering our opinion, we have examined:

               (1) executed counterparts of the Credit Agreement;

               (2) executed counterparts of the Guaranty Agreement;

               (3) the Certificate of Incorporation of each Loan Party and all amendments thereto (the "Charter");

               (4) the by-laws of each Loan Party and all amendments thereto (the "By-laws"); and

               (5) certificates of the Secretary of State of Delaware, dated a recent date, attesting to the continued corporate or limited partnership existence and good standing of each Loan Party in Delaware.

In addition, we have examined the originals, or copies certified or otherwise identified to our satisfaction, of such other corporate records, documents, certificates and other instruments of each Loan Party, certificates of public officials and of officers and other representatives of each Loan Party, and such other agreements, instruments and documents, as we have deemed necessary as a basis for the opinions hereinafter expressed. As to questions of fact, we have relied solely upon the foregoing and upon the representations contained in or made pursuant to the Credit Agreement and the Guaranty Agreement. Except as set forth above with respect to the examination of such agreements, certificates, records, documents and instruments, we have made no other investigations with respect to factual matters.

     Whenever our opinion herein is indicated to be based upon our knowledge of any matter or issue, it is intended to signify that, in the course of our preparation of this opinion and representation of each Loan Party in connection with the negotiation of the Credit Agreement, without having made any special investigation, none of the attorneys who were involved in the preparation of the opinion, or such representation of such Loan Parties, has acquired actual knowledge of the matter or issue.

     For purposes of this opinion, we have assumed, without independent verification:

                    (1) the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such copies; and

                    (2) the due authorization, execution and delivery of the
               Credit Agreement and the Guaranty Agreement by each Agent, each Co-Agent and each Bank (each, an "Other Party") party thereto, and that each Other Party has full power, authority and legal right to enter into and perform each of such agreements and documents to which it is a party, and that each of the same is the legal, valid and binding obligation of each such Other Party, enforceable against him or it in accordance with its terms.

     Based upon the foregoing, subject to the assumptions, qualifications and limitations stated herein, and relying as to factual matters solely upon statements of fact contained in the documents that we have examined, we are of the opinion that:

1. Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to own its properties and to carry on its businesses as now being conducted.

2. Each Loan Party has the power, and has taken all necessary action (including any necessary stockholder action), to authorize it, to execute, deliver and perform in accordance with their respective terms the Credit Agreement and, in the case of LIN Television, the Guaranty Agreement, and, in the case of the Borrower, to borrow under the Credit Agreement in the unused amount of the Commitments and to consummate the other transactions contemplated by the Credit Agreement and Guaranty Agreement.

3. The Credit Agreement has been duly executed and delivered by each Loan Party and is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms.

4. The Guaranty Agreement has been duly executed and delivered by LIN Television and is the legal, valid and binding obligation of LIN Television, enforceable against LIN Television in accordance with its terms.

5. Except as set forth in either the Credit Agreement or the Guaranty Agreement (including by reference to a schedule or exhibit), none of (a) the execution, delivery and performance in accordance with their respective terms by each Loan Party of the Credit Agreement and by LIN Television of the Guaranty Agreement, (b) any borrowing under the Credit Agreement, whether or not in the amount of the unused Commitments, or (c) the exercise by the Agents, the Co-Agents or the Banks of any of their respective rights and remedies expressly set forth in the Credit Agreement or the Guaranty Agreement, does or will:

          (i) require any Governmental Approval, any consent or approval of any Loan Party or the stockholders of any Loan Party, or, to our knowledge, any other consent or approval under the terms of any Material Agreement; or

          (ii) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of any Loan Party under, (A) its Charter or By-laws, (B) to our knowledge, any other Material Agreement, other than the Credit Agreement and the Guaranty Agreement, (C) any Applicable Law referred to in clause (a) or (b)(i) of the definition thereof that is applicable to any Loan Party, any Credit Agreement and the Guaranty Agreement or any of the transactions contemplated thereby or

               (D) to our knowledge, any other Applicable Law.

6. None of the Loan Parties is an "investment company" or a Person "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

7. No Loan Party is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

8. Each Network Affiliation Agreement set forth on Schedule 3.21 to the Credit Agreement is the legal, valid and binding obligation of each Person that is a party thereto, enforceable against each such Person in accordance with its terms.

     Our opinions expressed above are qualified as follows:

     (a) The enforceability of, and the obligations of the Loan Parties and the rights of the Agents, Banks and other Indemnified Parties under, the Credit Agreement and the Guaranty Agreement are subject to and may be limited by (i) the Bankruptcy Code, (ii) any applicable insolvency, bankruptcy, reorganization, moratorium, fraudulent conveyance, preference or other similar laws relating to or affecting the enforcement of creditors' rights generally, (iii) general principles of equity (whether considered in a proceeding in equity or at law) limiting the availability of the remedy of specific enforcement and affecting the enforcement of creditors' rights generally, (iv) considerations of public policy or applicable federal or state laws or regulations limiting the enforceability of indemnities and (v) a requirement that remedies be exercised and other acts of a creditor be taken with reasonableness and in good faith. In applying any of the foregoing principles, a court, among other things, might not allow acceleration of the maturity of a debt or termination of a lender's commitments to advance funds, for non-credit reasons or upon the occurrence of a default deemed immaterial, or might decline to order a debtor to perform covenants. Furthermore, a court may refuse to enforce a covenant or recognize a default where a court deems such covenant or default to be violative of applicable public policy.

     (b) Our opinion is subject to judicial limitations on the enforceability of releases of unknown claims and claims arising out of future acts and of releases of claims in contravention of public policy, and limitations (judicial, statutory or otherwise) on the enforceability of (i) waivers of provisions of Applicable Law, (ii) standards of commercial reasonableness inconsistent with Applicable Law and (iii) provisions purporting to limit the liability of any lender.

     (c) We express no opinion as to the effect on the opinions expressed herein of (i) the compliance or noncompliance of any party (other than the Loan Parties) to the Credit Agreement and the Guaranty Agreement with any state, federal or other laws or regulations applicable to it or (ii) the legal or regulatory status or nature of the business of any party to the Credit Agreement and the Guaranty Agreement (other than the Loan Parties).

     While we are not expert in the Communications Act, we advise you that, to our knowledge (as defined above), except as set forth in either the Credit Agreement or the Guaranty Agreement (including by reference to a schedule or exhibit) and subject to the assumptions, qualifications and limitations stated herein, none of (a) the execution, delivery and performance in accordance with their respective terms by each Loan Party of the Credit Agreement and by LIN Television of the Guaranty Agreement, (b) any borrowing under the Credit Agreement, whether or not in the amount of the unused Commitments, or (c) the exercise by the Agents, the Co-Agents or the Banks of any of their respective rights and remedies expressly set forth in the Credit Agreement or the Guaranty Agreement, does or will require any Governmental Approval under the Communications Act or violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of any Loan Party under the Communications Act.

     This opinion is addressed only to each Agent, each Co-Agent, and each Bank that is party to the Credit Agreement, and is being rendered solely in connection with the closing of the transactions under the Credit Agreement. No other Person is entitled to rely hereon for any purpose, and no Person is entitled to rely hereon for any other purpose. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur.

                                                   Very truly yours,

                                                            Schedule 2.01(a)(v)
                                                            -------------------

                                [LETTERHEAD of]
                      [Winthrop, Stimson, Putnam & Roberts]


                               September 26, 1996


To each Agent, each Co-Agent,
   and each Bank party to the
   Credit Agreement referred
   to below


Ladies and Gentlemen:

     We have acted as counsel to The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc. and Toronto Dominion (New York), Inc., as Arranging Agents, in connection with the negotiation, execution and delivery of the Credit Agreement, dated as of November 30, 1994, as amended and restated as of September 26, 1996, among LWWI Broadcasting Inc., a Delaware corporation (the "Borrower"), LIN Television Corporation, a Delaware corporation ("LIN Television"), the banks listed on the signature pages thereof, The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, and The Chase Manhattan Bank, as Syndication Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them.

     For the purposes of rendering the opinions contained in this letter, we have examined and reviewed executed counterparts of the Credit Agreement and the Guaranty Agreement (collectively, the "Loan Documents").

     For the purposes of this opinion, we have assumed (i) the authenticity of all documents submitted to us as originals, (ii) the due authorization, execution and delivery by the Agents, the Co-Agents and the Banks of each Loan Document to which they are parties, (iii) that each of the Loan Parties has the corporate power, and have taken all necessary corporate action to authorize it, to execute, deliver and perform each Loan Document to which it is a party, (iv) that the Loan Documents have been duly executed and delivered by each of the Loan Parties party thereto and (v) that the execution, delivery and performance in accordance with their respective terms by each of the Loan Parties of the Loan Documents to which it is a party do not and will not (A) require any Governmental Approval or any other consent or approval, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review or collateral attack and are in full force and effect, or (B) violate or conflict with, result in a breach of, or constitute a default under (1) any Contract to which any of the Loan Parties is a party or by which it or its properties may be bound or (2) any Applicable Law referred to in clause (b)(ii) or (iii) of the definition thereof contained in the Credit Agreement.

     Based upon the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that the Loan Documents are legal, valid and binding obligations of each Loan Party party thereto, enforceable against each Loan Party party thereto in accordance with their respective terms.

     Our opinion above is subject to the following qualifications and limitations:

          (a) Our opinion is subject to the effect of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and other laws affecting the enforcement of creditors' rights generally and to the effect of general equitable principles (whether considered in a proceeding in equity or at law). Such principles applied by a court might include a requirement that a creditor act with reasonableness and good faith.

          (b) Our opinions are limited to the law of the State of New York and the Federal law of the United States. Without limiting the generality of the foregoing, we express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any Agent, any Co-Agent or any Bank may be located or wherein enforcement of the Loan Documents may be sought that limits the rates of interest legally chargeable or collectable.

          (c) Certain remedial provisions of the Loan Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the balance of the Loan Documents, and the Loan Documents taken as a whole contain adequate provisions for enforcing the obligations of the Loan Parties party thereto pursuant thereto and for the practical realization of the benefits created thereby. In addition, certain remedial provisions of the Loan Documents may be subject to procedural requirements not set forth therein.

     This opinion is intended for the sole benefit of the Agents, the Co-Agents and the Banks and no other Person shall be entitled to rely hereon for any purpose.


                                 Very truly yours,

                               September 26, 1996


To each Agent, each Co-Agent,
   and each Bank party to the
   Credit Agreement referred
   to below


Ladies and Gentlemen:

     We have acted as counsel to The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc. and Toronto Dominion (New York), Inc., as Arranging Agents, in connection with the negotiation, execution and delivery of the Credit Agreement, dated as of November 30, 1994, as amended and restated as of September 26, 1996, among LWWI Broadcasting Inc., a Delaware corporation (the "Borrower"), LIN Television Corporation, a Delaware corporation ("LIN Television"), the banks listed on the signature pages thereof, The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, and The Chase Manhattan Bank, as Syndication Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them.

     For the purposes of rendering the opinions contained in this letter, we have examined and reviewed executed counterparts of the Credit Agreement and the Guaranty Agreement (collectively, the "Loan Documents").

     For the purposes of this opinion, we have assumed (i) the authenticity of all documents submitted to us as originals, (ii) the due authorization, execution and delivery by the Agents, the Co-Agents and the Banks of each Loan Document to which they are parties, (iii) that each of the Loan Parties has the corporate power, and have taken all necessary corporate action to authorize it, to execute, deliver and perform each Loan Document to which it is a party, (iv) that the Loan Documents have been duly executed and delivered by each of the Loan Parties party thereto and (v) that the execution, delivery and performance in accordance with their respective terms by each of the Loan Parties of the Loan Documents to which it is a party do not and will not (A) require any Governmental Approval or any other consent or approval, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review or collateral attack and are in full force and effect, or (B) violate or conflict with, result in a breach of, or constitute a default under (1) any Contract to which any of the Loan Parties is a party or by which it or its properties may be bound or (2) any Applicable Law referred to in clause (b)(ii) or (iii) of the definition thereof contained in the Credit Agreement.

     Based upon the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that the Loan Documents are legal, valid and binding obligations of each Loan Party party thereto, enforceable against each Loan Party party thereto in accordance with their respective terms.

     Our opinion above is subject to the following qualifications and limitations:

          (a) Our opinion is subject to the effect of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and other laws affecting the enforcement of creditors' rights generally and to the effect of general equitable principles (whether considered in a proceeding in equity or at law). Such principles applied by a court might include a requirement that a creditor act with reasonableness and good faith.

          (b) Our opinions are limited to the law of the State of New York and the Federal law of the United States. Without limiting the generality of the foregoing, we express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any Agent, any Co-Agent or any Bank may be located or wherein enforcement of the Loan Documents may be sought that limits the rates of interest legally chargeable or collectable.

          (c) Certain remedial provisions of the Loan Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the balance of the Loan Documents, and the Loan Documents taken as a whole contain adequate provisions for enforcing the obligations of the Loan Parties party thereto pursuant thereto and for the practical realization of the benefits created thereby. In addition, certain remedial provisions of the Loan Documents may be subject to procedural requirements not set forth therein.

     This opinion is intended for the sole benefit of the Agents, the Co-Agents and the Banks and no other Person shall be entitled to rely hereon for any purpose.


                                    Very truly yours,


                                                                   Schedule 3.02
                                                                   -------------

                    Schedule of Subsidiaries (as of 9/20/96)
                    ----------------------------------------

                                                                                  Percentage of
                                                                                   Shares Owned
                                                   Shares of         Shares of     Directly or   Consolidated
                                     State of    Capital Stock        Capital     Indirectly by   Subsidiary
Subsidiaries                      Incorporation   Authorized        Outstanding   the Guarantor      Y/N
------------                      -------------   ----------        -----------   -------------      ---


LWWI Broadcasting Inc.                  DE            1,000            1,000          100%            Yes

KXAN, Inc.                              DE            1,000            1,000          100%            Yes

KXAS Holdings, Inc.                     DE            1,000            1,000          100%            Yes

LIN Television of Texas, Inc.           DE            1,000            1,000          100%            Yes

Satellite Signals, Inc.                 NY           60,000           60,000          100%            Yes

LIN Television of Texas, L.P.           TX       N/A-Partnership                      N/A             Yes

Buffalo Broadcasting Co., Inc.          NY           98,692           98,692          100%            Yes

North Texas Broadcasting Corporation    DE            1,000            1,000          100%            Yes

Buffalo Management Enterprises          NY              100              100          100%            Yes

WAND Television, Inc.                   DE            5,000            1,100          100%            Yes

LIN Sports, Inc.                        DE            1,000            1,000          100%            Yes

WAVY Broadcasting, Inc.                 DE            1,000            1,000          100%            Yes

Airwaves, Inc.                          DE            1,000            1,000          100%            Yes

WAVY Television, Inc.                   DE            1,000            1,000          100%            Yes

LINbenco, Inc.                          DE            1,000            1,000          100%            Yes

WTNH Broadcasting, Inc.                 DE            1,000            1,000          100%            Yes


                                                                   Schedule 3.03
                                                                   -------------


            SCHEDULE OF REQUIRED CONSENTS AND GOVERNMENTAL APPROVALS
            --------------------------------------------------------


                                      NONE

                                                                   Schedule 3.05
                                                                   -------------

                        SCHEDULE OF MATERIAL LITIGATION
                        -------------------------------

                                      NONE

                                                                   Schedule 3.07
                                                                   -------------

                  SCHEDULE OF ADDITIONAL MATERIAL ADVERSE FACTS
                  ---------------------------------------------

1. See "Competition" and "Licensing and Regulation" sections at pp. 8-14 of the LIN Television Corporation Form 10-K for the year ended December 31, 1995.

                                                                   Schedule 3.07
                                                                   -------------

COMPETITION

     Competition in the television industry takes place on several levels: competition for audience, competition for programming (including news) and competition for advertisers. Factors that are material to a television station's competitive position include network affiliation, quality of programming, signal coverage and assigned frequency. The broadcasting industry is continually faced with technological change and innovation, the possible rise in popularity of competing entertainment and communications media, and governmental restrictions or actions of federal regulatory bodies, including the FCC and the FTC, any of which could have a material adverse effect on the Company's operations.

     AUDIENCE. Stations compete for audience on the basis of program popularity, which has a direct effect on advertising rates. The development of methods of television transmission other than over-the-air broadcasting and, in particular, the growth of cable television have significantly altered competition for audience in the television broadcasting industry. As the technology of satellite program delivery to cable systems advanced in the late 1970s, development of programming for cable television accelerated dramatically, resulting in the emergence of multiple, national-scale program alternatives and the rapid expansion of cable television and higher subscriber growth rates. Historically, cable operators have not sought to compete with broadcasting stations for a share of the local news audience. Recently, however, certain cable operators have elected to compete for such audiences.

     Other sources of audience competition include home entertainment systems (including videocassette recorder and playback systems, videodiscs and television game devices), wireless cable, satellite master antenna television systems, LPTVs, low-power satellite-to-home video distribution services, and telephone company video systems, computer on-line services and other entertainment and advertising media. The Stations also face competition from high-powered direct broadcast satellite services that can transmit programming directly to homes equipped with special receiving devices. Two direct broadcast satellite ("DBS") companies provide nationwide service, a third is expected to launch in mid-1996, and MCI has acquired the right to launch a fourth DBS service in a joint venture with the parent company of Fox.

     Further advances in technology may increase competition for household audiences and advertisers. Video compression techniques, now in use with direct broadcast satellites and under development for cable and "wireless cable," are expected to permit substantially greater numbers of channels to be carried with existing bandwidth. These compression techniques, as well as other technological developments, are applicable to all video delivery systems, including over-the-air broadcasting, and have the potential to provide expanded programming to highly targeted audiences. A reduction in the cost of creating additional channel capacity could lower entry barriers for new channels and encourage the development of increasingly specialized "niche" programming. This ability to reach very specific audiences is expected to alter the competitive dynamics for advertising expenditures and could have an adverse effect on the Company's ability to generate revenues.

     Programming. Competition for programming involves negotiating with national program distributors or syndicators that sell first-run and rerun programming. The Stations compete against in-market television broadcasting station competitors for exclusive access to off-network reruns (such as Cheers) and first-run products (such as Wheel of Fortune) in their respective markets. There is no assurance that the Company will not be exposed to volatile or increased programming costs that may adversely affect the Company's operating results. Further, because syndicated programs are generally purchased in advance of being broadcast, the Company may not accurately predict how a program will perform. The Company minimizes this risk by generally limiting its commitments for unproven syndicated non-network programming to no more than two years. Syndicated programs may be purchased for cash, for cash and barter, or for barter only. Under a barter arrangement, a national program syndicator receives advertising time in exchange for the programming it supplies, and the station pays a reduced cash fee or no fee for such programming. Cable systems generally do not compete with local stations for programming, although various national cable networks have acquired programs that would have otherwise been offered to local television broadcasting stations. Competition also occurs for exclusive news stories and features and local sports programming.

                                                                   Schedule 3.07
                                                                   -------------

     Advertising. Television broadcasting stations compete for advertising revenues with other stations in their respective markets, as well as with other advertising media, such as newspapers, radio, magazines, outdoor advertising transit advertising, yellow page directories, direct mail and local cable systems. Competition for advertising dollars in the broadcasting industry occurs primarily in individual markets. Generally, a television broadcasting station in one market does not compete with stations in other markets.

     The television broadcasting industry is undergoing a period of consolidation and significant change. Many of the Company's current and potential competitors have significantly greater financial, marketing, programming and broadcasting resources than the Company. The Company, however, believes that its local news programming, network affiliations and management of its sales resources have to date enabled it to compete effectively in its markets. Nonetheless, there is no assurance that the Company's strategy will continue to be effective or that the introduction of new competitors for television audiences will not have a material adverse effect on the Company's financial condition and results of operations.

LICENSING AND REGULATION

     The following is a brief discussion of certain provisions of the Communications Act of 1934, as amended (the "Communications Act"), and of FCC regulations and policies that affect the business operations of television broadcasting stations. Reference should be made to the Communications Act, FCC rules and the public notices and rulings of the FCC, on which this discussion is based, for further information concerning the nature and extent of FCC regulation of television broadcasting stations.

     License Renewal, Assignments and Transfers. Television broadcast licenses are granted for a maximum term of eight years (five years prior to 1996) and are subject to renewal upon application to the FCC. The FCC prohibits the assignment of a license or the transfer of control of a broadcast license without prior
FCC approval. In determining whether to grant or renew a broadcast license, the FCC considers a number of factors pertaining to the applicant, including compliance with a variety of ownership limitations and compliance with character and technical standards. During certain limited periods when a renewal application is pending, petitions to deny a license renewal may be filed by interested parties, including members of the public. Such petitions may raise various issues before the FCC. The FCC is required to hold evidentiary, trial-type hearings on renewal applications if a petition to deny renewal of such license raises a "substantial and material question of fact" as to whether the grant of the renewal application would be inconsistent with the public interest, convenience and necessity. The FCC must grant the renewal application if, after notice and opportunity for a hearing, it finds that the incumbent has served the public interest and has not committed any serious violation of FCC requirements. If the incumbent fails to meet that standard, and if it does not show other mitigating factors warranting a lesser sanction, the FCC has authority to deny the renewal application and consider a competing application.

     Failure to observe FCC rules and policies, including, but not limited to, those discussed above, can result in the imposition of various sanctions, including monetary forfeitures, the grant of short-term license renewals or, for particularly egregious violations, the denial of a license renewal application or revocation of a license.

     Multiple and Cross-Ownership Rules. On a national level, the FCC rules generally prevent an entity or individual from having an attributable interest in television stations with an aggregate audience reach in excess of 35% of all U.S. households. On a local level, the "duopoly" rules prohibit or restrict such interests in two or more television stations with overlapping service areas. Additional cross-ownership restrictions generally prohibit new television/radio, broadcast/daily newspaper or television/cable combinations in the same market. The FCC generally applies its ownership limits only to "attributable" interests held by an individual, corporation, partnership or other association. In the case of corporations holding broadcast licenses, the interest of officers, directors and those who, directly or indirectly, have the right to vote 5% or more of the corporation's voting stock (or 10% or more of such stock in the case of insurance companies, mutual funds, bank trust departments and certain other passive investors that are holding stock for investment purposes only) are generally deemed to be attributable, as are positions as an officer or director of a corporate parent of a broadcast licensee. In light of these rules, an exemption was sought from and granted by the FCC with respect to certain interests otherwise attributable to AT&T by virtue of positions held by directors of AT&T as directors of other companies with media interests.

                                                                   Schedule 3.07
                                                                   -------------

     Because of these multiple and cross-ownership rules, a purchaser of the Company's Common Stock who acquires an attributable interest in the Company may violate the FCCs rules if that purchaser also has an attributable interest in other television or radio stations, or in daily newspapers or cable systems, depending on the number and location of those radio or television stations or daily newspapers or cable systems. Such a purchaser also may be restricted in the companies in which it may invest to the extent that those investments give rise to an attributable interest. If an attributable stockholder of the Company violates any of these ownership rules or if a proposed acquisition by the Company would cause such a violation, the Company may be unable to obtain from the FCC one or more authorizations needed to conduct its television station business and may be unable to obtain FCC consents for certain future acquisitions. Based on their direct or indirect ownership of the Company's Common Stock, acquisitions by either AT&T and CICC might have the effect of limiting future acquisitions by the Company. The Company has agreed with LIN Broadcasting not to acquire additional television broadcasting stations if such acquisition would cause AT&T to violate applicable FCC multiple ownership rules due to its attributed ownership of the television broadcasting station retained by LIN Broadcasting on the Distribution Date and the Stations. This obligation will terminate upon the earlier of the completion of the sale of the Company to AT&T pursuant to the Private Market Value Guarantee ("PMVG") or a determination by AT&T not to offer to purchase the Company pursuant to the PMVG. See "Business -- Private Market Value Guarantee".

     The FCC has initiated rulemaking proceedings to consider proposals to relax its television ownership restrictions, including ones that would permit the ownership, in some circumstances, of two television stations with overlapping service areas. The FCC may also consider in these proceedings whether to adopt new restrictions on television LMAs. The "duopoly" rules currently prevent the Company from acquiring its LMA stations, thereby preventing the Company from directly fulfilling its obligations under put options that such LMA stations have with the Company. If the Company should be unable to fulfill its obligation under a put option, it would be required to find an assignee who could perform such obligation. There is no assurance that the Company could find an assignee to fulfill the Company's obligations under the put options on favorable terms. Under the Telecommunications Act of 1996, the Company's LMAs were "grandfathered" and cannot be prohibited by the FCC. The precise extent to which the FCC may nevertheless restrict existing LMAs or make them attributable ownership interests is uncertain and the Company could be required to modify its LMAs in ways which impair their viability, though the Company does not believe this is likely to occur. Further if the FCC were to find that one of the Company's LMA stations failed to maintain control over its operations, the licensee of the LMA station and/or the Company could be fined. The Company is unable to predict the ultimate outcome of possible changes to these FCC rules and the impact such FCC rules may have on its broadcasting operations.

     The Congress and the FCC have under consideration, and in the future may consider and adopt, new laws, regulations and policies regarding a wide variety of matters that could affect, directly or indirectly, the operation, ownership and profitability of the Company's broadcast stations, result in the loss of audience share and advertising revenues for the Company's broadcast stations, and affect the ability of the Company to acquire additional broadcast stations or finance such acquisitions.

     For example, the FCC has initiated rulemaking proceedings to solicit comments on its multiple ownership, attribution and minority ownership rules as well as other rules with respect to television broadcasting generally. On January 17, 1995 the FCC released a Further Notice of Proposed Rulemaking which proposed, among other things, the following changes regarding television broadcasting: (i) modifying the national audience reach discount as it applies to UHF stations; (ii) narrowing the geographic area where common local ownership restrictions would be triggered by limiting it to overlapping "Grade A" contours, which encompass substantially smaller areas than the current "Grade B" contours, and by permitting (or granting waivers in particular cases or markets) certain UHF/UHF or UHF/VHF overlaps; (iii) relaxing the rules prohibiting cross-ownership of radio and television stations in the same market to allow certain combinations where alternative outlets and suppliers are available to ensure diversity; and (iv) treating television LMAs the same as radio LMAs, which would presently preclude certain television LMAs (such as those entered into by the Company) where the programmer owns or has an attributable interest in another television station in the same market unless the ownership restriction were also relaxed.

                                                                   Schedule 3.07
                                                                   -------------

     On January 12, 1995, the FCC released two additional Notices of Proposed Rulemaking. The first seeks comment on whether the FCC should relax attribution and other rules to facilitate greater minority and female ownership. The second seeks comment on whether the FCC should modify its attribution rules by (i) restricting the avai1bility of the single-majority shareholder exemption and
(ii) attributing certain non-equity interests such as non-voting stock, debt and certain holdings by limited liability corporations. In the context of this letter Rulemaking, the Commission is further examining its cross interest policy and seeks comment on the appropriate treatment of non-equity financial interest and multiple business interrelationships between licensees. The
Company cannot predict the outcome of these proceedings or how they will affect the Company's business.

     Alien Ownership. Under the Communications Act, broadcast licenses may not be granted to or held by any corporation having more than one-fifth of its capital stock owned of record or voted by non-U.S. citizens (including a non-U.S. corporation), foreign governments or their representatives (collectively, "Aliens") or having an Alien as an officer or director. The Communications Act also prohibits a corporation, without an FCC public interest finding, from holding a broadcast license if that corporation is controlled, directly or indirectly, by another corporation, any officer of which is an Alien, or more than one-fourth of the directors of which are Aliens, or more than one-fourth of the capital stock of which is owned of record or voted by Aliens, unless the FCC finds that such ownership would be in the public interest. The FCC has issued interpretations of existing law under which these restrictions in modified form apply to other forms of business organizations, including general and limited partnerships. As a result of these provisions, the Company, which serves as a holding company for its various television station licensee subsidiaries, cannot have more than 25% of its capital stock owned of record or voted by Aliens, cannot have an officer who is an Alien and cannot have more than one-fourth of the Company Board consisting of Aliens. The Certificate of Incorporation and By-Laws provide for certain stock transfer legends and procedures designed to prevent a violation of these requirements.

     Programming and Operation. The Communications Act requires broadcasters to serve the "public interest." Since the late 1970s, the FCC gradually has relaxed or eliminated many of the more formalized procedures it had developed to promote the broadcast of certain types of programing responsive to the needs of a station's community of license. Broadcast station licensees continue, however, to be required to present programming that is responsive to community problems, needs and interests and to maintain certain records demonstrating such responsiveness. Complaints from viewers concerning a station's programming may be considered by the FCC when it evaluates license renewal applications, although such complaints may be filed, and generally may be considered by the FCC, at any time. Stations also must follow various rules promulgated under the Communications Act that regulate, among other things, children's television programming, political advertising, sponsorship identifications, contest and lottery advertising, obscene and indecent broadcasts, and technical operations, including limits on radio frequency radiation. In addition, broadcast licensees must develop and implement affirmative action programs designed to promote equal employment opportunities, and must submit reports to the FCC with respect to these matters on an annual basis and in connection with a license renewal application.

     Syndicated Exclusivity/Territorial Exclusivity. Effective January 1, 1990, the FCC reimposed syndicated exclusivity rules and expanded the existing network nonduplication rules. The syndicated exclusivity rules allow local broadcast stations to require that cable operators black out certain syndicated, non-network programming carried on "distant signals" (i.e., signals of broadcast stations, including so-called super stations, that serve areas substantially removed from the cable system's local community). Under certain circumstances, the network nonduplication rules allow local broadcast network affiliates to demand that cable operators black out duplicative network broadcast programming carried on more distant signals.

     Prime Time Access Rule. The FCCs prime time access rule (the "PTAR") also places programming restrictions on affiliates of "networks." The PTAR restricts affiliates of "networks" in the 50 largest television markets (as defined by the PTAR) from broadcasting more than three hours of network programming during the four hours of prime time. Five of the Stations are located in the nation's 50 largest television markets. The FCC has repealed the PTAR effective August 30, 1996. The Company cannot predict the effect that elimination of the PTAR will have on the Company's programming or operations.

                                                                   Schedule 3.07
                                                                   -------------

     Restrictions on Broadcast Advertising. The advertising of cigarettes on broadcast stations has been banned for many years. The broadcast advertising of smokeless tobacco products has more recently been banned by Congress. Certain Congressional committees have examined legislative proposals to eliminate or severely restrict the advertising of beer and wine. The Company cannot predict whether any or all of the present proposals will be enacted into law and, if so, what the final form of such law might be. The elimination of all beer and wine advertising would have an adverse effect on the Stations' revenues and operating profits as well as the revenues and operating profits of other stations that carry beer and wine advertising.

     Other Programming Restrictions. The Telecommunications Act of 1996, signed into law on February 8, 1996, directs the FCC to establish, if the broadcast industry does not do so on a voluntary basis, guidelines and procedures for rating programming that contains sexual, violent, or other indecent material so as to inform parents. Under the Act, the FCC must issue rules that require TV set manufacturers to include in the sets that they manufacture appropriate technology (a "V-Chip" that can block programming based on an electronically encoded rating) to implement the rating guidelines. The Company cannot predict the effect such guidelines and procedures will have on the Company's programming or operations.

     Cable "Must-Carry" or "Retransmission Consent" Rights. The 1992 Cable Act, enacted in October 1992, requires television broadcasters to make an election to exercise either certain "must-carry" or "retransmission consent" rights in connection with their carriage by cable television systems in the station's local market. If a broadcaster chooses to exercise its must-carry rights, it may demand carriage on a specified channel on cable systems within ITS DMA. Must-carry rights are not absolute, and their exercise is dependent on variables such as the number of activated channels on and the location and size of the cable system and the amount of duplicative programming on a broadcast station. Under certain circumstances, a cable system may decline to carry a given station. If a broadcaster chooses to exercise its retransmission consent rights, it may prohibit cable systems from carrying its signal, or permit carriage under a negotiated compensation arrangement. Generally, the Stations have negotiated retransmission consent agreements with cable television systems in their markets, with terms generally ranging from three to 10 years, which provide for carriage of the Station's signal and the Local Weather Station. The licensees of the LMAs generally have opted for must-carry status.

     On April 8, 1993, a three-judge panel of the United States District Court for the District of Columbia upheld the constitutionality of the legislative must-carry provisions. On June 27, 1994, the Supreme Court ruled that the must-carry provisions were "content-neutral" and thus not subject to strict scrutiny and that Congress' stated interests in preserving the benefits of free, over-the-air local broadcast television, promoting the widespread dissemination of information from a multiplicity of sources and promoting fair competition in the market for television programming all qualify as important governmental interests. However, the Court remanded to a lower federal court with instructions to hold further evidentiary proceedings as to the question whether lack of the must-carry requirements would harm local broadcasting. In 1995, the lower court again upheld the constitutionality of the must-carry requirements after taking the required evidence. The Supreme Court is expected to rule again on the case in 1996. Management does not, however, expect the outcome of this case to affect the Company's cable contracts relating to the Local Weather Station. It could, however, affect the degree of cable penetration afforded the LMAs and, if adversely decided, have a negative impact on the profitability of those stations.

     Telecommunications Act of 1996. The Telecommunications Act of 1996, signed into law on February 8, 1996, made various changes in the Communications Act that will affect the broadcast industry. Among other things and in addition to matters previously mentioned, the Act (i) directs the FCC to increase the national audience reach cap for television from 25% to 35% and to eliminate the 12-station numerical limit; (ii) directs the FCC to review its local ownership restrictions; (iii) clarifies that existing LMAs were in compliance with applicable FCC regulations are grandfathered and that future LMAs are not inconsistent with the Act so long as they comply with applicable FCC regulations; (iv) directs the FCC to extend its liberal policy of permitting waivers of its television/radio cross-ownership restriction to proposed combinations in the top 50 markets; (v) lifts the statutory ban on cable-broadcast cross-ownership but does not direct the FCC to eliminate its parallel FCC rule prohibition; (vii) repeals the statutory ban against telephone companies providing video programming in their own service areas; and (viii) permits but does not require the FCC to award to broadcasters a second channel for

                                                                   Schedule 3.07
                                                                   -------------

Advanced Television ("ATV") and other digital services and imposes a fee on subscription-based services. Certain leaders in Congress have asked the FCC to postpone issuing ATV licenses pending consideration of possible future legislation that would require broadcasters to bid at auction for ATV channels or return the existing conventional channels to the FCC on an expedited basis.

     PROPOSED LEGISLATION AND REGULATIONS. The FCC has proposed the adoption of rules for implementing Advanced Television ("ATV") in the United States. Implementation of ATV will improve the technical quality of over-the-air broadcast television. Under certain circumstances, however, conversion to ATV operations may reduce a station's geographical coverage area. The FCC is considering an implementation proposal that would allot a second broadcast channel to each regular commercial television station for ATV operation. Stations would be required to phase in their ATV operations on the second channel, with a three-year period to build necessary ATV facilities and a consecutive three-year period in which to begin operations. Such stations would be required to surrender their non-ATV channel 15 years after the commencement of the first three-year period. Implementation of ATV will impose additional costs on television stations providing the new service due to increased equipment costs. The Company estimates that the adoption of ATV would require average capital expenditures of approximately $2 million per Station to provide facilities necessary to pass along an ATV signal. The conversion of a Station's equipment enabling it, for example, to produce and transmit ATV programming would be substantially more expensive. The introduction of this new technology will require that consumers purchase new receivers (television sets) for ATV signals or, if available by that time, adapters for their existing receivers. The FCC has also proposed to assign to full-power ATV stations the channels currently occupied by LPTVs, which could adversely affect the Company's LPTV channels. The Company believes that it is essential to the long-term viability of the Company and the broadcast industry that the FCC authorize ATV in the United States, but the Company cannot otherwise predict when such authorization might be given or the precise effect such authorization might have on the Company's business.

     Budget legislation is being considered in both the House and Senate which would require the FCC to raise revenue for the federal government by auctioning radio frequencies in bands which encompass those currently licensed for use by broadcasters, including those channels used for "auxiliary" purposes, such as remote pickups in electronic news gathering and studio-to-transmitter links, and which would require immediate auctioning of ATV spectrum or accelerated give-back by broadcasters of their existing analog channels.

     In addition, the FCC is conducting an inquiry to consider proposals to increase broadcasters' obligations under its rules implementing the Children's Television Act of 1990, which requires television stations to present programming specifically directed to the "educational and informational" needs of children. The FCC also is conducting a rulemaking proceeding to consider the adoption of more restrictive standards for the exposure of the public and workers to potentially harmful radio frequency radiation emitted by broadcast station transmitting facilities. Other matters that could affect the Company's broadcast properties include technological innovations affecting the mass communications industry such as technical allocation matters, including assignment by the FCC of channels for additional broadcast stations, LPTVs and wireless cable systems and their relationship to and competition with full-power television broadcasting service.

     The FCC has initiated a Notice of Inquiry proceeding seeking comment on whether the public interest would be served by establishing limits on the amount of commercial matter broadcast by television stations. No prediction can be made at this time as to whether the FCC will impose any commercial limits at the conclusion of its deliberations. The Company is unable to determine what effect, if any, the imposition of limits on the commercial matter broadcast by television stations would have on the Company's operations.

     Congress and the FCC also have under consideration, or may in the future consider and adopt, new laws, regulations and policies regarding a wide variety of matters that could, directly or indirectly, affect the operation, ownership and profitability of the Company and the Stations, result in the loss of audience share and advertising revenues of the Stations, and affect the Company's ability to acquire additional broadcast stations or finance such acquisitions. Such matters include, for example, (i) imposition of greater spectrum use or other governmentally imposed fees upon a licensee; (ii) changes in the FCCs cross-interest multiple ownership, alien ownership and cross-ownership policies; (iii) proposals to expand the FCCs equal employment opportunity rules and other

                                                                   Schedule 3.07
                                                                   -------------

matters relating to minority and female involvement in broadcasting; (iv) proposals to increase the benchmarks or thresholds for attributing ownership interest in broadcast media; (v) proposals to change rules or policies relating to political advertising; (vi) technical and frequency allocation matters, including those relative to the implementation of ATV; (vii) proposals to restrict or prohibit the advertising of beer, wine and other alcoholic beverages on broadcast stations; (viii) changes to broadcast technical requirements; and
(ix) proposals to limit the tax deductibility of advertising expenses by advertisers.

     The Company cannot predict what other matters might be considered in the future, nor can it judge in advance what impact, if any, the implementation of any of these proposals or changes might have on its business.

     The foregoing does not purport to be a complete discussion of all the provisions of the Communications Act or other Congressional acts or the regulations and policies of the FCC promulgated thereunder. Reference is made to the Communications Act, other Congressional acts, such regulations, and the public notices promulgated by the FCC, on which the foregoing discussion is based, for further information. There are additional FCC regulations and policies, and regulations and policies of other federal agencies, that govern political broadcasts, public affairs programming, equal employment opportunities and other areas affecting the Stations' businesses and operations.

                                                                   Schedule 3.16
                                                                   -------------
                            SCHEDULE OF FCC LICENSES
                            ------------------------

I. TELEVISION STATIONS OWNED AND OPERATED BY LIN TELEVISION CORPORATION

A. TELEVISION BROADCASTING STATIONS AND ASSOCIATED BROADCAST AUXILIARIES:

                                                                                      DATE
MARKET     CALL        COMMUNITY                    CLASS              FREQUENCY      LICENSE
RANK 1     SIGN        OF LICENSE                   OF STATION         OR CHANNEL     EXPIRES

 # 8       KXAS-TV     Fort Worth, Texas            Commercial TV      Ch.  5         8/1/98
 # 25      WISH-TV     Indianapolis, Indiana        Commercial TV      Ch.  8         8/1/97
 # 26      WTNH-TV     New Haven, Connecticut       Commercial TV      Ch.  8         4/1/99
 # 39      WIVB-TV     Buffalo, New York            Commercial TV      Ch.  4         6/1/99
 # 40      WAVY-TV     Portsmouth, Virginia         Commercial TV      Ch. 10         10/1/96
 # 64      KXAN-TV     Austin, Texas                Commercial TV      Ch. 36         8/1/98
 # 64      KXAM-TV 3   Llano, Texas                 Commercial TV      Ch. 14         8/1/98
 # 81      WAND(TV)    Decatur, Illinois            Commercial TV      Ch. 17         12/1/97
 # 103     WANE-TV     Fort Wayne, Indiana          Commercial TV      Ch. 15         8/1/97

---------------

1/   1995/96 Nielsen DMA TV Households.

2/   A timely-filed renewal application is pending.

3/   This station operates primarily as a satellite of KXAN-TV, Austin, Texas.

                                                                   Schedule 3.16
                                                                   -------------

                                      - 2 -

I. TELEVISION STATIONS OWNED AND OPERATED BY LIN TELEVISION CORPORATION -
   CONTINUED

B. LOW POWER TV (LPTV) AND TV TRANSLATOR STATIONS:

                                                                                   DATE
CALL                                              CLASS              FREQUENCY     LICENSE OR
SIGN        LOCATION                              OF STATION 4       OR CHANNEL    PERMIT EXPIRES

WIIH-LP     Indianapolis, Indiana                 LPTV               Ch. 11        8/1/97

WTTD-LP     Hampton, Virginia                     LPTV               Ch. 59        8/1/98 5

WITD-LP     Chesapeake, Virginia                  LPTV               Ch. 65        8/1/98 5

WBTD-LP     Suffolk, Virginia                     LPTV               Ch. 66        8/1/98 5

W22BG       Elizabeth City, North Carolina        LPTV (CP)          Ch. 22        9/22/96

W36BK       Mappsville, Virginia                  LPTV               Ch. 36        10/1/2001 6

---------------

1/ "CP" indicates the station is not operating and that the authorization it holds is a construction permit.

5/ Renewal applications for these stations were filed with the WAVY-TV renewal, pursuant to a recent change in the FCC rules that permits early filing of renewals for LPTV and translator stations so that the expiration dates for that class of stations will coincide with the expiration dates for full service TV stations in the same state.

6/ The license for this station was granted after the deadline for filing renewals for LPTV stations in Virginia had passed, so it was granted a license for a full five-year license term.


                                                                   Schedule 3.16
                                                                   -------------

                                      - 3 -

I. TELEVISION STATIONS OWNED AND OPERATED BY LIN TELEVISION CORPORATION -
   CONTINUED

B. LOW POWER TV (LPTV) AND TV TRANSLATOR STATIONS - CONTINUED:


                                                                                   DATE
CALL                                              CLASS              FREQUENCY     LICENSE OR
SIGN        LOCATION                              OF STATION 4       OR CHANNEL    PERMIT EXPIRES


WKTD-LP     Suffolk, Virginia                     LPTV               Ch. 69        8/1/98  5
W35BH       Virginia Beach, Virginia              LPTV (CP)          Ch. 35        7/17/96 7
KHPM-LP     San Marcos, Texas                     LPTV               Ch. 40        10/1/98
KBVO-LP     Austin, Texas                         LPTV               Ch. 49        10/1/98
KHPL-LP     La Grange, Texas                      LPTV               Ch. 32        10/1/98
KHPG-LP     Giddings, Texas                       LPTV               Ch. 21        10/1/98
KHPX-LP     Georgetown, Texas                     LPTV               Ch. 48        10/1/98
KIPF-LP     Fredericksburg, Texas                 LPTV               Ch. 58        10/1/98
KHPZ-LP     Round Rock, Texas                     LPTV               Ch. 64        10/1/98
KHPB-LP     Bastrop, Texas                        LPTV               Ch. 16        10/1/98
W68AA       Danville, Illinois                    TV Translator      Ch. 68        8/1/98

-------------

7/ An application for extension of time to construct was timely filed June 12, 1996 (BMPTTL-960612JC).

                                                                   Schedule 3.16
                                                                   -------------

                                      - 4 -

II. TV STATIONS WHICH LIN TELEVISION CORPORATION OPERATES PURSUANT TO LMAS  8

                                                                                 DATE
Market    Call       Community                  Class             Frequency      License
Rank 1    Sign       of License                 of Station        or Channel     Expires

# 8       KXTX-TV    Dallas, Texas              Commercial TV     Ch. 39         8/1/97

# 26      WBNE(TV)   New Haven, Connecticut     Commercial TV     Ch. 59         4/1/99

# 40      WVBT(TV)   Virginia Beach, Virginia   Commercial TV     Ch. 43         10/1/96 2

# 64      KNVA(TV)   Austin, Texas              Commercial TV     Ch. 54         8/1/98


------------------

8/ LMA is the acronym for Local Marketing Agreement.


                                                                   Schedule 3.19
                                                                   -------------

                         SCHEDULE OF MATERIAL AGREEMENTS
                         -------------------------------

1)   NETWORK AFFILIATION AGREEMENTS (ALL LIN STATIONS):

     As listed on Schedule 3.21

2)   COOK INLET AGREEMENTS

     a. Registration Rights Agreement between LIN Television Corporation and Cook Inlet Communications Corporation.

     b. Stockholder's Agreement by and among LIN Television Corporation, McCaw Cellular Communications, Inc. and Cook Inlet Communications Corp.

     c. Right of First Refusal Agreement with respect to television station WOOD-TV and the Local Marketing Agreement for television station WOTV-TV by and between LIN Television Corporation and LIN Broadcasting Corporation.

     d. Consulting Agreement with respect to television station WOOD-TV and the Local Marketing Agreement for television station WOTV-TV by and between LIN Television Corporation and LIN Broadcasting Corporation.

3)   SPIN-OFF AGREEMENTS

     a. Distribution Agreement by and between LIN Broadcasting Corporation and LIN Television Corporation.

     b. Employee Benefits Allocation Agreement by and between LIN Broadcasting Corporation and LIN Television Corporation.

     c. Tax Allocation Agreement by and between LIN Broadcasting Corporation and LIN Television Corporation.

     d. Management Service Agreement by and between LIN Broadcasting Corporation and LIN Television Corporation.

     e. Television Private Market Value Guarantee by and between McCaw Cellular Communications, Inc. and LIN Television Corporation.

                                                                   Schedule 3.19
                                                                   -------------

     f. Services Agreement by and between LIN Broadcasting Corporation and LIN Television Corporation.

4)   LIN TELEVISION CORPORATION - LWWI BROADCASTING INC. AGREEMENTS

     a. Service Agreement by and between LIN Television Corporation and LWWI Broadcasting Inc.

     b. Tax Sharing Agreement by and between LIN Television Corporation and LWWI Broadcasting, Inc.

5)   OTHER

     a. Certificate of incorporation and by-laws of each of the corporations listed on Schedule 3.02 (post-restructuring).

     b. Partnership agreements by and among LIN Television of Texas, Inc., KXAN, Inc. and KXAS Holdings, Inc. with respect to LIN Texas Broadcasting, a Texas partnership.

     c.   Limited Liability Company Agreement of Datacast, LLC.

                                                                   Schedule 3.21
                                                                   -------------

                   SCHEDULE OF NETWORK AFFILIATION AGREEMENTS
                   ------------------------------------------

KXAN-TV: Television Affiliation Contract with National Broadcasting Company, Inc., dated as of November 15, 1994, as amended. Expires November 14, 2004.

KXAS-TV: Television Affiliation Contract with National Broadcasting Company, Inc. dated as of November 15, 1994, as amended. Expires November 14, 2004.

WAND-TV: Primary Affiliation Contract with American Broadcasting Companies, Inc. dated as of September 4, 1995, as amended. Expires September 4, 2005. (Unsigned)

WANE-TV: Television Affiliation Agreement with Columbia Broadcasting System, Inc., dated as of July 31, 1995, as amended. Expires December 31, 2005.

WAVY-TV: Television Affiliation Contract with National Broadcasting Company, Inc., dated as of November 15, 1994, as amended. Expires November 14, 2004.

WISH-TV: Television Affiliation Agreement with CBS Television Network, dated as of July 31, 1995, as amended. Expires December 31, 2005.

WTNH-TV: Primary Television Affiliation Agreement with American Broadcasting Companies, Inc. dated as of September 4, 1995, as amended. Expires September 4, 2005. (Unsigned)

WVBT-TV: Station Affiliation Agreement with Fox Broadcasting Company dated as of November 9, 1995. Expires September 1, 2008.

BUFFALO MANAGEMENT ENTERPRISES, CO., INC: Television Affiliation Agreement with CBS Television Network dated as of December 4, 1992, as amended. Expires December 31, 2005.

                                                                Schedule 4.12(c)
                                                                ----------------

                          SCHEDULE OF EXISTING INDEBTEDNESS
                          ---------------------------------

1.   Prior to the closing date, existing Credit Agreement.

                                                                   Schedule 4.13
                                                                   -------------

                         SCHEDULE OF EXISTING GUARANTIES
                         -------------------------------

1. Prior to the closing date, guaranties executed in connection with the existing Credit Agreement in favor of the existing bank group.

                                                                   Schedule 4.14
                                                                   -------------

                           SCHEDULE OF EXISTING LIENS
                           --------------------------

1. Prior to the closing date, liens and pledges executed in favor of the existing bank group under the existing Credit Agreement.

                                                                   Schedule 4.15
                                                                   -------------

                        SCHEDULE OF EXISTING INVESTMENTS
                        --------------------------------

     1.   4.49% of the outstanding capital stock of KXTX of Texas, Inc.

     2.   4.49% of the outstanding capital stock of 54 Broadcasting Inc.

     3.   25% Investment Datacast Partner's LLC

                                                                   Schedule 4.20
                                                                   -------------

                             EMPLOYEE BENEFIT PLANS
                             ----------------------

1)   LIN Television Corporation 4010(k) Plan

2)   LIN Television Corporation Employee Stock Purchase Plan

3)   LIN Television Corporation Profit Sharing Plan ("frozen" in 1989)

4)   LIN Television Corporation Retirement Plan

5) Supplemental Benefit Retirement Plan of LIN Television Corporation and Subsidiary Companies

6) LIN Television Corporation Non-Qualified Deferred Compensation Plan (covering Officers and Directors)

7)   LIN Television Corporation Non-Qualified Deferred Compensation Plan

8) LIN Television Corporation 1994 Stock Option Plan and the 1994 Adjustment Stock Incentive Plan

9) Group Life Insurance Policy between LIN Television Corporation and UNUM Life Insurance Co. of America

10) Accidental Death and Dismemberment Policy between LIN Television Corporation and UNUM Life Insurance Co. of America

11) Long-Term Disability Policy between LIN Television Corporation Hartford Life Insurance Company

12)  Group Medical Plan (HMO) between Optima Health Plan and WAVY-TV

13) Group Service Medical Agreement (HMO) between Sentara Virginia, E.P. and Wavy Television, Inc.

14)  Group Medical Plan Agreement with United Health Care

15) Voluntary Life Insurance Policy and Voluntary Accidental Death and Disability Policy with Life Insurance Company of North America

16) Employee Benefits Agreement by and between LIN Broadcasting Corporation and LIN Television Corporation

17)  Year-end Bonus (awarded solely at the discretion of the Company)

18) Group Medical Plan between Blue Cross, Blue Cross Healthcare Plan, Community Blue and WIVB-TV

19)  Group Medical Plan between Independent Health Association and WIVB-TV

                                                                   Schedule 4.21
                                                                   -------------

                          TRANSACTIONS WITH AFFILIATES
                          ----------------------------

1. Registration Rights Agreement between LIN Television Corporation and Cook Inlet Communications Corporation.

2. Stockholder's Agreement by. and among LIN Television Corporation, McCaw Cellular Communications, Inc. and Cook Inlet Communications Corp.

3. Right of First Refusal Agreement with respect to television station WOOD-TV and the Local Marketing Agreement for television station WOTV-TV by and between LIN Television Corporation and LIN Broadcasting Corporation.

4. Consulting Agreement with respect to television station WOOD-TV and the Local Marketing Agreement for television station WOTV-TV by and between LIN Television Corporation and LIN Broadcasting Corporation.

SPIN-OFF AGREEMENTS
-------------------

1. Distribution Agreement by and between LIN Broadcasting Corporation and LIN Television Corporation.

2. Employee Benefits Allocation Agreement by and between LIN Broadcasting Corporation and LIN Television Corporation.

3. Tax Allocation Agreement by and between LIN Broadcasting Corporation and LIN Television Corporation.

4. Management Service Agreement by and between LIN Broadcasting Corporation and LIN Television Corporation.

5. Television Private Market Value Guarantee by and between McCaw Cellular Communications, Inc. and LIN Television Corporation.

6. Services Agreement by and between LIN Broadcasting Corporation and LIN Television Corporation.

                                                                   Schedule 4.22
                                                                   -------------

                   SCHEDULE OF EXISTING RESTRICTIVE COVENANTS
                   ------------------------------------------

1.   Prior to the Closing Date, Existing Credit Agreement covenants.

2. Anti-assignment clauses, all entered into the ordinary course of business, with respect to leased tangible and real property, film contracts, and other service contracts.

                                                                Schedule 5.01(b)
                                                                ----------------

                   Independent Auditors' Report on Compliance
                   ------------------------------------------

The Board of Directors and Stockholder(s) of
[LIN Television Corporation/LWWI Broadcasting Inc.]

     We have audited, in accordance with generally accepted auditing standards, the consolidated balance sheets of [LIN Television Corporation (the "Company") and its Consolidated Subsidiaries] [LWWI Broadcasting Inc. (the "Company") and the Restricted Subsidiaries] as of December 31, __________, and the related consolidated statements of income, and cash flows for the year then ended, and have issued our report thereon dated ____________ __, _______.

     In connection with our audit, nothing came to our attention that caused us to believe that the Company failed to comply with the terms, covenants, provisions or conditions of Sections 4.01 through 5.03(c), inclusive, of the Credit Agreement, dated as of November 30, 1994, as amended and restated as of September 26, 1996, among [LWWI Broadcasting Inc.] [the Company], [LIN Television Corporation] [the Company], the financial institutions from time to time parties thereto, The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., and Toronto Dominion (New
York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, and The Chase Manhattan Bank, as Syndication Agent insofar as they relate to accounting matters. However, our audit was not directed primarily toward obtaining knowledge of such noncompliance.

     This report is intended solely for the information and use of the Boards of Directors and managements of [Lin Television Corporation/LWWI Broadcasting Inc.], the banks from time to time party to the Credit Agreement referred to above, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., Toronto Dominion (New York), Inc. and Toronto Dominion (Texas), Inc. and should not be used for any other purpose.

                                             [NAME OF AUDITOR]

   Date:

                                                             Schedule 5.01 (c)-l
                                                             -------------------

                           LIN TELEVISION CORPORATION

               CERTIFICATE AS TO FINANCIAL STATEMENTS AND DEFAULTS

     I, __________, [President or senior financial officer] of LIN Television Corporation, a Delaware corporation (the "Company"), hereby certify, pursuant to
Section 5.01(c) of the Credit Agreement, dated as of November 30, 1994, as amended and restated as of September 26, 1996, among LWWI Broadcasting Inc. (the "Borrower"), the Company, the banks listed on the signature pages thereof, The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, and The Chase Manhattan Bank, as Syndication Agent, that:

     1. (a) The accompanying [unaudited]1 consolidated financial statements of the Company and its Consolidated Subsidiaries as at ____________ and for the [fiscal year] [quarterly accounting period] 2 ending _________, 19__, present fairly, in all material respects, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom described below that have been approved in writing by Messrs. ______________-, the Company's current independent certified public accountants), the consolidated financial position of the Company and its Consolidated Subsidiaries as at the end of such [fiscal year][quarterly period]2, and the consolidated results of operations and, as applicable, changes in financial position or cash flows for such quarterly period, and for the elapsed portion of the fiscal year ended with the last day of [such fiscal year][such quarterly period]2, in each case on the basis presented [and subject only to normal year-end auditing adjustments]l.

     (b) Except as disclosed or reflected in such financial statements, as at ______________, none of the Company, the Borrower or any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or could have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

     2. (a) The changes in and departures from Generally Accepted Accounting Principles are as follows:

All such changes have been approved in writing by Messrs. ________________.

     [(b) Attached as Annex A are [unaudited]1 consolidated financial statements of the Company and its Consolidated Subsidiaries as at ____________ and for the [fiscal year][quarterly accounting period]2 ending ________________, 19__, which have been prepared in accordance with Generally Accepted Accounting Principles without giving effect to the changes referred to in Paragraph 2(a) of this Certificate or any previous Certificate. Such financial statements present fairly, in all material respects, in accordance with Generally Accepted Accounting Principles, the consolidated financial position of the Company and its Consolidated Subsidiaries as at the end of such [fiscal year][quarterly period]2, and the consolidated results of operations and, as applicable, changes in financial position or cash flows for such quarterly period, and for the elapsed portion of the fiscal year ending with the last day of such [fiscal year][quarterly period]2, in each case on the basis presented [and subject only to normal year-end auditing adjustments]1.]3

     3. [Reserved]

     4. Based on an examination sufficient to enable me to make an informed statement, no Default exists, including, in particular, any such arising under the provisions of Article 4, except the following:



               [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, and the steps being taken by the Company or a Subsidiary of it with respect thereto.]

     5. Attached as Annex B is [insert description of Information relating to each Broadcast Station owned by the Borrower or any Restricted Subsidiary, each Local Marketing Agreement to which the Borrower or any Restricted Subsidiary is a party and each other separate business unit of the Borrower or any Restricted Subsidiary reasonably requested by any Arranging Agent]. On the date hereof (or, in the case of any such Information dated as of a prior date, as of such date), no such

Information contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading[; PROVIDED that, with respect to financial projections and forecasts included therein, such projections and forecasts were prepared in good faith based on the assumptions stated therein, which assumptions were reasonable in light of the conditions existing at the time of delivery of such projections and forecasts and represent, at the time of delivery of this Certificate, the Company's best estimate of the future financial performance of the Company and its Consolidated Subsidiaries or the Borrower and the Restricted Subsidiaries, as the case may be].


Dated:                               -------------------------
                                     [President or senior
                                      financial officer]


---------------------

1. Include only in the case of a certificate to be delivered with respect to quarterly financial statements.

2. Include first alternative in the case of a certificate to be delivered with respect to year-end financial statements; include second alternative in the case of a certificate to be delivered with respect to quarterly financial statements.

3. Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from Generally Accepted Accounting Principles are specified in Paragraph 2(a) of this or any previous Certificate.

                                                              Schedule 5 01(c)-2
                                                              ------------------

                             LWWI BROADCASTING INC.

               CERTIFICATE AS TO FINANCIAL STATEMENTS AND DEFAULTS

     I, _____________, [President or senior financial officer] of LWWI Broadcasting Inc., a Delaware corporation (the "Borrower"), hereby certify, pursuant to Section 5.01(c) of the Credit Agreement, dated as of November 30, 1994, as amended and restated as of September 26, 1996, among the Borrower, LIN Television Corporation ("LIN Television"), the banks listed on the signature pages thereof, The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, and The Chase Manhattan Bank, as Syndication Agent that:

     1. (a) The accompanying [unaudited]1 consolidated and consolidating financial statements of the Borrower and the Restricted Subsidiaries, in each case as at _______________ and for the [fiscal year][quarterly accounting period]2 ending __________________, 19 __, present fairly, in all material respects, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom described below that have been approved in writing by Messrs. , the Borrower's current independent certified public accountants), the consolidated and consolidating financial position of the Borrower and the Restricted Subsidiaries as at the end of such [fiscal year][quarterly period]2, and the consolidated and consolidating results of operations and, as applicable, changes in financial position or cash flows for such quarterly period, and for the elapsed portion of the fiscal year ended with the last day of [such fiscal year][such quarterly period]2 in each case on the basis presented [and subject only to normal year-end auditing adjustments]l.

     (b) Except as disclosed or reflected in such financial statements, as at ____________, none of LIN Television, the Borrower or any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or could have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

     2. (a) The changes in and departures from Generally Accepted Accounting Principles are as follows:

All such changes have been approved in writing by Messrs. _________________.

     [(b) Attached as Annex A are [unaudited]1 consolidated and consolidating financial statements of the Borrower and the Restricted Subsidiaries as at ____________ and for the [fiscal year][quarterly accounting period]2 ending
_____________, 19__, which have been prepared in accordance with Generally Accepted Accounting Principles without giving effect to the changes referred to in Paragraph 2(a) of this Certificate or any previous Certificate. Such financial statements present fairly, in all material respects, in accordance with Generally Accepted Accounting Principles, the consolidated and consolidating financial position of the Borrower and the Restricted Subsidiaries as at the end of such [fiscal year][quarterly period]2, and the consolidated and consolidating results of operations and, as applicable, changes in financial position or cash flows for such quarterly period, and for the elapsed portion of the fiscal year ending with the last day of such [fiscal year][quarterly period]2, in each case on the basis presented [and subject only to normal year-end auditing adjustments]l.]3

     3. There follow the calculations required to establish whether or not the Borrower was in compliance with the following Sections of the Credit Agreement:4

               (a)    Section 1.05.
                      ------------

               (b)    Section 4.15.
                      ------------

               (c)    Section 4.17.
                      ------------

               (d)    Section 4.28.
                      ------------

               (e)    Section 4.29.
                      ------------

               (f)    Section 4.30.
                      ------------

     4. Based on an examination sufficient to enable me to make an informed statement, no Default exists, including, in particular, any such arising under the provisions of Article 4, except the following:

               [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, and the steps being taken by LIN Television or a Subsidiary of it with respect thereto. ]

     5. Attached as Annex B is [insert description of Information relating to each Broadcast Station owned by the Borrower or any Restricted Subsidiary, each Local Marketing

Agreement to which the Borrower or any Restricted Subsidiary is a party and each other separate business unit of the Borrower or any Restricted Subsidiary reasonably requested by any Arranging Agent]. On the date hereof (or, in the case of any such Information dated as of a prior date, as of such date), no such Information contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading[; PROVIDED that, with respect to financial projections and forecasts included therein, such projections and forecasts were prepared in good faith based on the assumptions stated therein, which assumptions were reasonable in light of the conditions existing at the time of delivery of such projections and forecasts and represent, at the time of delivery of this Certificate, the Borrower's best estimate of the future financial performance of LIN Television and its Consolidated Subsidiaries or the Borrower and the Restricted Subsidiaries, as the case may be].

         Dated:                           -----------------------
                                          [President or other
                                          financial officer]

-------------------

1. Include only in the case of a certificate to be delivered with respect to quarterly financial statements.

2. Include first alternative in the case of a certificate to be delivered with respect to year-end financial statements; include second alternative in the case of a certificate to be delivered with respect to quarterly financial statements.

3. Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from Generally Accepted Accounting Principles are specified in Paragraph 2(a) of this or any previous Certificate.

4. The calculations should be made in the same manner and with the same degree of detail as the calculations set forth in the certificates delivered by the Borrower historically.

                                                                Schedule 5.02(a)
                                                                ----------------

                  SCHEDULE OF HISTORICAL FINANCIAL INFORMATION
                  --------------------------------------------

1. Consolidated Financial Statements and other Financial Information with respect to LIN Television for the years ended December 31, 1995, 1994, and 1992.

                                                               Schedule 9.10 (a)
                                                               -----------------

                              NOTICE OF ASSIGNMENT

[Name and address
   of Borrower in accordance with
   Section 9.01(a) (ii)]

[Name and address
   of Administrative Agent in accordance with
   Section 9.0l(a) (ii)]

Date:

Ladies and Gentlemen:

     Reference is made to the Credit Agreement, dated as of November 30, 1994, as amended and restated as of September 26, 1996, among LWWI Broadcasting Inc., LIN Television Corporation, the banks listed on the signature pages thereof, The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, and The Chase Manhattan Bank, as Syndication Agent (the "Credit Agreement"). The undersigned hereby give notice pursuant to
Section 9.10(a) of the Credit Agreement that, as of the effective date specified below, [name of Assignor] [(the "Assignor")]l will make the following assignment to [name of Assignee] [(the "Assignee")]2:

         Rights and Obligations
            Assigned:


         Effective Date of
            Assignment:

         [The Assignee's Lending Offices and address for notices are as follows:

         Domestic Lending Office:

          Eurodollar Lending Office:

          Notice Address:]3

     [The Assignor hereby requests that the Borrower consent to the assignment described above by signing a copy of this letter in the space provided below and returning it to the Assignor. Such consent shall, as of the effective date specified above, release the Assignor from all of the obligations described above as being assigned to the Assignee.]4

                                          [NAME OF ASSIGNOR]

                                          By
                                             ------------------------------
                                             Name:
                                             Title:

                                          [NAME OF ASSIGNEE]

                                          By
                                             ------------------------------
                                             Name:
                                             Title:

[Assignment and release consented to:]4

LWWI BROADCASTING INC.

By
  -------------------------------
  Name:
  Title:

----------------

1.   Include definition if Footnote 4 material is to be included.

2.   Include definition if Footnote 3 or Footnote 4 material is to be included.

3.   Omit if the Assignee is a Bank.

4. Include the appropriate portion of the bracketed provision if (i) the Assignor desires to be released from the assigned obligations, (ii) the consent of the Borrower is required for such release and (iii) the Assignor has not otherwise obtained such consent.

                                                                       EXHIBIT A
                                                                       ---------

                              LWWI BROADCASTING INC.

                              FORM OF PROMISSORY NOTE

                                                           _______________, 19__


     FOR VALUE RECEIVED, LWWI BROADCASTING INC. (the "Borrower") hereby promises to pay to the order of _______________ (the "Bank") the principal amount of ____________ Dollars (___________), or, if less, the principal amount of the [Base] [Eurodollar] Rate Loans which are [RC] [Incremental] Loans of the Bank outstanding, on the dates' and in the amounts specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section
1.11 of such Credit Agreement.

     Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each [Base] [Eurodollar] Rate Loan which is an [RC] [Incremental] Loan of the Bank and each payment, prepayment or conversion with respect thereto. The failure of any holder hereof to make any endorsement on the grid attached hereto, or any continuation thereof, shall not affect the Borrower's obligations hereunder, under the Credit Agreement referred to below or under any other Loan Document.

     Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

     This [Base] [Eurodollar] Rate [RC] [Incremental] Note evidences Loans made under, and is entitled to the benefits of, the Credit Agreement, dated as of November 30, 1994, as amended and restated as of September 26, 1996, among the Borrower, LIN Television Corporation, the banks listed on the signature pages thereof, The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, and The Chase Manhattan Bank, as Syndication Agent, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This

[Base] [Eurodollar] Rate [RC] [Incremental] Note is also entitled to the benefits of the Guaranty Agreement.

     This [Base] [Eurodollar] Rate [RC] [Incremental] Note shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).

                                    LWWI BROADCASTING INC.

                                    By
                                       ------------------------------
                                       Name:
                                       Title:


                                      GRID

              [DOMESTIC] [EURODOLLAR] RATE [RC] [INCREMENTAL] NOTE

-------------------------------------------------------------------------------------------------------------------------

DATE    AMOUNT OF [BASE] [E URODOLLAR]    AMOUNT OF PRINCIPAL PAID,      UNPAID PRINCIPAL AMOUNT OF     NOTATION MADE BY
          RATE LOAN WHICH IS AN [RC]         PREPAID OR CONVERTED        [DOMESTIC] [EURODOLLAR] RATE
              [INCREMENTAL] LOAN                                            [INCREMENTAL] [RC] NOTE

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B


--------------------------------------------------------------------------------


                               GUARANTY AGREEMENT

                         Dated as of September 26, 1996

                                     BETWEEN

                           LIN TELEVISION CORPORATION

                                       and

                        TORONTO DOMINION (TEXAS), INC.,
                             as Administrative Agent


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
                                    ARTICLE 1

                                    GUARANTY

Section 1.01.  Guaranty of Payment and Performance ........................  1
Section 1.02.  [Reserved] .................................................  1
Section 1.03.  Continuance and Acceleration of Guaranteed
               Obligations upon Certain Events.............................  1
Section 1.04.  Recovered Payments .........................................  2
Section 1.05.  Evidence of Guaranteed Obligations .........................  2
Section 1.06.  Binding Nature of Adjudications ............................  2
Section 1.07.  Nature of Guarantor's Obligations ..........................  3
Section 1.08.  No Release of Guarantor ....................................  3
Section 1.09.  Certain Waivers ............................................  4
Section 1.10.  Independent Credit Evaluation ..............................  5
Section 1.12.  Subordination of Rights Against the Borrower,
               Other Guarantors and Collateral ............................  5

Section 1.12. Payments by the Guarantor ...................................  6
              (a)  Time, Place and Manner .................................  6
              (b)  No Reductions ..........................................  6
              (c)  Taxes ..................................................  6
              (d)  Extension of Payment Dates .............................  8
Section 1.13. Continuance of Guaranty .....................................  8

                                ARTICLE 2

                 CERTAIN REPRESENTATIONS AND WARRANTIES

Section 2.01. Economic Benefits ...........................................  8

                                    ARTICLE 3

                                 MISCELLANEOUS

Section 3.01. Notices and Deliveries ......................................  8
              (a)  Manner of Delivery .....................................  8
              (b)  Addresses ..............................................  9
              (c)  Effectiveness .......................................... 10
              (d)  Reasonable Notice ...................................... 10
Section 3.02. Expenses .................................................... 10

Section 3.03.  Amounts Payable Due upon Request for Payment...............  11
Section 3.04.  Interest ..................................................  11
Section 3.05.  Remedies of the Essence ...................................  11
Section 3.06.  Rights Cumulative .........................................  11
Section 3.07.  Amendments; Waivers .......................................  11
Section 3.08.  Set-Off; Suspension of Payment and Performance.............  12
Section 3.09.  Assignments and Participations ............................  12
               (a)  Assignment ...........................................  12
               (b)  Participations .......................................  12
               (c)  Rights of Assignees and
                    Participants .........................................  13
Section 3.10.  Governing Law .............................................  13
Section 3.11.  Judicial Proceedings; Waiver of Jury Trial ................  13
Section 3.12.  LIMITATION OF LIABILITY ...................................  14

Section 3.13.  Severability of Provisions ................................  14
Section 3.14.  Counterparts ..............................................  14
Section 3.15.  Survival of Obligations ...................................  14
Section 3.16.  Entire Agreement ..........................................  14
Section 3.17.  Successors and Assigns ....................................  14

                                    ARTICLE 4

                                 INTERPRETATION

Section 4.01. Definitional Provisions ....................................  15
              (a) Certain Terms Define by Reference ......................  15
              (b) Other Defined Terms ....................................  15
Section 4.02. Other Interpretive Provisions ..............................  16
Section 4.03. Representations and Warranties .............................  18
Section 4.04. Captions ...................................................  18

                               GUARANTY AGREEMENT

                            Dated as of September 26, 1996

     In consideration of the execution and delivery of the Credit Agreement by the Banks listed on the signature pages thereof, The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, and The Chase Manhattan Bank, as Syndication Agent, LIN TELEVISION CORPORATION, a Delaware corporation, hereby agrees with TORONTO DOMINION (TEXAS), INC., as Administrative Agent, acting both on its own behalf as the Administrative Agent and as the agent for the other Agents and the Banks, as follows (with certain terms used herein being defined in Article 4):

                                    ARTICLE 1

                                    GUARANTY
                                    --------

     Section 1.01. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby (a) irrevocably, unconditionally and absolutely guarantees to each Guaranteed Party the due and punctual payment, observance and performance of all of the Guaranteed Obligations in accordance with their respective terms and when and as due (whether at maturity, by reason of acceleration or otherwise), or deemed to be due pursuant to Section 1.03, and (b) agrees so to pay, observe or perform the same when so due, or deemed to be due, upon demand.

     Section 1.02. [Reserved]

     Section 1.03. CONTINUANCE AND ACCELERATION OF GUARANTEED OBLIGATIONS UPON CERTAIN EVENTS. If:

          (a) any Event of Default that the Credit Agreement states is to result in the automatic acceleration of any Guaranteed Obligations shall occur;

          (b) any injunction, stay or the like that enjoins any acceleration, or demand for the payment, observance or performance, of any Guaranteed Obligations that would otherwise be required or permitted under the Loan Documents shall become effective; or

          (c) any Guaranteed Obligations shall be or be determined to be or become discharged, disallowed, invalid, illegal, void or otherwise unenforceable (whether by operation of any present or future law or by order of any court or governmental agency) against the Borrower;

then (i) such Guaranteed Obligations shall, for all purposes of the Guarantor Loan Documents, be deemed (A) in the case of clause (c), to continue to be outstanding and in full force and effect notwithstanding the unenforceability thereof against the Borrower and (B) if such is not already the case, to have thereupon become immediately due and payable and to have commenced bearing interest at the Post-Default Rate and (ii) the Guaranteed Parties to which such Guaranteed Obligations are owing may, with respect to such Guaranteed Obligations, exercise all of the rights and remedies under the Guarantor Loan Documents that would be available to them during an Event of Default.

     Section 1.04. RECOVERED PAYMENTS. The Guaranteed Obligations shall be deemed not to have been paid, observed or performed, and the Guarantor's obligations under the Guarantor Loan Documents in respect thereof shall continue and not be discharged, to the extent that any payment, observance or performance thereof by the Borrower or any other guarantor, or out of the proceeds of the Collateral or any other collateral, is recovered from or paid over by or for the account of any Guaranteed Party for any reason, including as a preference or fraudulent transfer or by virtue of any subordination (whether present or future or contractual or otherwise) of the Guaranteed Obligations, whether such recovery or payment over is effected by any judgment, decree or order of any court or governmental agency, by any plan of reorganization or by settlement or compromise made by any Guaranteed Party and deemed by such Guaranteed Party in its reasonable determination to be commercially reasonable (whether or not consented to by the Borrower, the Guarantor or any other guarantor) of any claim for any such recovery or payment over. The Guarantor hereby expressly waives the benefit of any applicable statute of limitations and agrees that it shall be liable under the Guarantor Loan Documents with respect to any Guaranteed Obligation whenever such a recovery or payment over thereof occurs.

     Section 1.05. EVIDENCE OF GUARANTEED OBLIGATIONS. The records of each Guaranteed Party shall, absent manifest error, be conclusive evidence of the Guaranteed Obligations owing to it and of all payments, observances and performances in respect thereof.

     Section 1.06. BINDING NATURE OF ADJUDICATIONS. The Guarantor shall be conclusively bound by the adjudication in any action or proceeding, legal or otherwise, involving any controversy arising under, in connection with, or in any way related to, any of the Guaranteed Obligations, and by a judgment, award or decree entered therein.

     Section 1.07. NATURE OF GUARANTOR'S OBLIGATIONS. The Guarantor's obligations under the Guarantor Loan Documents (a) are absolute and unconditional, (b) are unlimited in amount, (c) constitute a guaranty of payment and performance and not a guaranty of collection, (d) are as primary obligor and not as a surety only, (e) shall be a continuing guaranty of all present and future Guaranteed Obligations and all promissory notes and other documentation given in extension or renewal or substitution for. any of the Guaranteed Obligations and (f) shall be irrevocable.

     Section 1.08. NO RELEASE OF GUARANTOR. THE OBLIGATIONS OF THE GUARANTOR UNDER THE GUARANTOR LOAN DOCUMENTS SHALL NOT BE REDUCED, LIMITED OR TERMINATED, NOR SHALL THE GUARANTOR BE DISCHARGED FROM ANY THEREOF, FOR ANY REASON WHATSOEVER (other than, subject to Sections 1.04 and 1.13, the payment, observance and performance of the Guaranteed Obligations), including (and whether or not the same shall have occurred or failed to occur once or more than once and whether or not the Guarantor shall have received notice thereof):

     (a) (i) any increase in the principal amount of, or interest rate applicable to, (ii) any extension of the time of payment, observance or performance of, (iii) any other amendment or modification of any of the other terms and provisions of, (iv) any release, composition or settlement (whether by way of acceptance of a plan of reorganization or otherwise) of, (v) any subordination (whether present or future or contractual or otherwise) of, or
(vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, the Guaranteed Obligations;

     (b) (i) any failure to obtain, (ii) any release, composition or settlement of, (iii) any amendment or modification of any of the terms and provisions of,
(iv) any subordination of, or (v) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, any other guaranties of the Guaranteed Obligations;

     (c) (i) any failure to obtain or any release of, (ii) any failure to protect or preserve, (iii) any release, compromise, settlement or extension of the time of payment of any obligations constituting, (iv) any failure to perfect or maintain the perfection or priority of any Lien upon, (v) any subordination of any Lien upon, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of any Lien or intended Lien upon, the Collateral or any other collateral now or hereafter securing the Guaranteed Obligations or any other guaranties thereof;

     (d) any termination of or change in any relationship between the Guarantor and the Borrower, including any such termination or change resulting from a change in the ownership of the Guarantor or the Borrower or from the cessation of any commercial relationship between the Guarantor and the Borrower;

     (e) any exercise of, or any election not or failure to exercise, delay in the exercise of, waiver of, or forbearance or other indulgence with respect to, any right, remedy or power available to the Guaranteed Parties, including (i) any election not or failure to exercise any right of setoff, recoupment or counterclaim, (ii) any election of remedies effected by the Guaranteed Parties, including the foreclosure upon any real 'estate constituting the Collateral or any other collateral, whether or not such election affects the right to obtain a deficiency judgment, and (iii) any election by the Guaranteed Parties in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) of such Code; and

     (f) ANY OTHER ACTOR FAILURE TO ACT OR ANY OTHER EVENT OR CIRCUMSTANCE THAT
(i) VARIES THE RISK OF THE GUARANTOR UNDER THE GUARANTOR LOAN DOCUMENTS OR (ii) BUT FOR THE PROVISIONS HEREOF, WOULD, AS A MATTER OF STATUTE OR RULE OF LAW OR EQUITY, OPERATE TO REDUCE, LIMIT OR TERMINATE THE OBLIGATIONS OF THE GUARANTOR THEREUNDER OR DISCHARGE THE GUARANTOR FROM ANY THEREOF.

     Section 1.09. CERTAIN WAIVERS. The Guarantor waives:

     (a) any requirement, and any right to require, that any right or power be exercised or any action be taken against the Borrower, any other guarantor or the Collateral or any other collateral for the Guaranteed Obligations;

     (b) all defenses to, and all setoffs, counterclaims and claims of recoupment against, the Guaranteed Obligations that may at any time be available to the Borrower or any other guarantor;

     (c) (i) notice of acceptance of and intention to rely on the Guarantor Loan Documents, (ii) notice of the making or renewal of any Loans or other extensions of credit under the Credit Agreement and of the incurrence or renewal of any other Guaranteed Obligations, (iii) notice of any of the matters referred to in
Section 1.08 and (iv) all other notices that may be required by Applicable Law or otherwise to preserve any rights against the Guarantor under the Guarantor Loan Documents, including any 'notice of default, demand, dishonor, presentment and protest;

     (d) diligence;

     (e) any defense based upon, arising out of or in any way related to (i) any claim that any sale or other disposition of the Collateral or any other collateral for the Guaranteed Obligations was not conducted in a commercially reasonable fashion or that a public sale, should the Guaranteed Parties have elected to so proceed, was, in and of itself, not a commercially reasonable method of sale, (ii) any claim that any election of remedies by the Guaranteed Parties, including the exercise by the Guaranteed Parties of any rights against the Collateral or any other collateral, impaired, reduced, released or otherwise extinguished any right that the Guarantor might otherwise have had against the Borrower or any other guarantor or against the Collateral or any other collateral, including any right of subrogation, exoneration, reimbursement or contribution or right to obtain a deficiency judgment, (iii) any claim based upon, arising out of or in any way related to any of the matters referred to in Section 1.08 and (iv) any claim that the Guarantor Loan Documents should be strictly construed against the Guaranteed Parties; and

     (f) ALL OTHER DEFENSES UNDER APPLICABLE LAW THAT WOULD, BUT FOR THIS CLAUSE
(f), BE AVAILABLE TO THE GUARANTOR AS A DEFENSE AGAINST OR A REDUCTION OR LIMITATION OF ITS OBLIGATIONS UNDER THE GUARANTOR LOAN DOCKS.

     Section 1.10. INDEPENDENT CREDIT EVALUATION. The Guarantor has independently, and without reliance on any information supplied by the Guaranteed Parties, taken, and will continue to take, whatever steps it deems necessary to evaluate the financial condition and affairs of the Borrower, and the Guaranteed Parties shall have no duty to advise the Guarantor of information at any time known to them regarding such financial condition or affairs.

     Section 1.11. SUBORDINATION OF RIGHTS AGAINST THE BORROWER, OTHER GUARANTORS AND COLLATERAL. All rights that the Guarantor may at any time have against the Borrower, any other guarantor or the Collateral or any other collateral for the Guaranteed Obligations, and all obligations that the Borrower or any other guarantor may at any time have to the Guarantor, are hereby expressly subordinated to the prior payment, observance and performance in full of the Guaranteed Obligations. The Guarantor shall not enforce any of the rights, or attempt to obtain payment or performance of any of the obligations, subordinated pursuant to this Section 1.11 until the Guaranteed Obligations have been paid, observed and performed in full, except that such prohibition shall not apply to routine acts, such as the giving of notices and the filing of continuation statements, necessary to preserve any such rights. If any amount shall be paid to or recovered by the Guarantor (whether directly or by way of setoff, recoupment or counterclaim) on account of any right or obligation subordinated pursuant to this Section 1.11, such amount shall be held in trust by the Guarantor for the benefit of the Guaranteed Parties, not commingled with any of the Guarantor's other funds and forthwith paid over to the Administrative Agent, in the exact form received, together with any necessary endorsements, to be applied and credited against, or held as security for, the Guaranteed Obligations and the obligations of the Guarantor under the Guarantor Loan Documents.

     Section 1.12. PAYMENTS BY THE GUARANTOR. (a) TIME, PLACE AND MANNER. All payments due to the Administrative Agent under the Guarantor Loan Documents shall be made to the Administrative Agent at the Administrative Agent's Office or to such other Person or at such other address as the Administrative Agent may designate by notice to the Guarantor. All payments due to any Bank under the Guarantor Loan Documents shall, in the case of payments on account of principal of or interest on the Loans or commitment fees, be made to the Administrative Agent at the Administrative Agent's Office and, in the case of all other payments, be made directly to such Bank at its Domestic Lending Office or at such other address as such Bank may designate by notice to the Guarantor. All payments due to any Bank under the Guarantor Loan Documents, whether made to the Administrative Agent or directly to such Bank, shall be made for the account of, in the case of payments in respect of Eurodollar Rate Loans, such Bank's Eurodollar Rate Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office. A payment shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to such Person, no later than 12:00 noon (New York time) on such day.

     (b) NO REDUCTIONS. All payments due any Guaranteed Party under the Guarantor Loan Documents, and all of the other terms, conditions, covenants and agreements to be observed and performed by the Guarantor thereunder, shall be made, observed or performed by the Guarantor without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether, in any case, in respect of an obligation owed by such Guaranteed Party to the Guarantor, the Borrower or any other guarantor and, in the case of a counterclaim, whether sounding in tort, contract or otherwise) or Tax, except for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

     (c) TAXES. (i) If any Tax is required to be withheld or deducted from, or is otherwise payable by the Guarantor in connection with, any payment due to any Guaranteed Party under the Guarantor Loan Documents, the Guarantor (A) shall, if required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (B) shall pay to such Guaranteed Party such additional amounts as may be necessary so that the net amount received by such Guaranteed Party with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted, is equal to the full amount payable under the Guarantor Loan Documents. If any Tax is withheld or deducted from, or is otherwise payable by the Guarantor in connection with, any payment due to any Guaranteed Party under the Guarantor Loan Documents, the Guarantor shall, as soon as possible after the date of such payment, furnish to such Guaranteed Party the original or a certified copy of a receipt for such Tax from the applicable taxing authority. If any payment due to any Guaranteed Party under the Guarantor Loan Documents is or is expected to be made without withholding or deducting therefrom, or otherwise paying in connection therewith, any Tax payable to any taxing authority, the Guarantor shall, within 30 days after any request from such Guaranteed Party, furnish to such Guaranteed Party a certificate from such taxing authority, or an opinion of counsel acceptable to such Principal, in either case stating that no Tax payable to such taxing authority was or is, as the case may be, required to be withheld or deducted from, or otherwise paid by the Guarantor in connection with, such payment.

     (ii) The Guarantor shall, promptly upon request by any Guaranteed Party for the payment thereof, pay to such Guaranteed Party (A) all Taxes (other than Bank Taxes) payable by such Guaranteed Party with respect to any payment due to such Guaranteed Party under the Guarantor Loan Documents and (B) all Taxes (including Bank Taxes) payable by such Guaranteed Party as a result of payments made by the Guarantor (whether made to a taxing authority or to such Guaranteed Party) pursuant to Section 1.12(c)(i) or (ii).

     (iii) (A) Each Guaranteed Party that is not a "United States person" (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Guarantor and the Administrative Agent (1) on or before the Closing Date, (aa) two duly completed and signed copies of Internal Revenue Service Form 1001 or 4224 or any successor form, in each case entitling such Guaranteed Party to a complete exemption from withholding of any United States federal income taxes on all amounts to be received by such Guaranteed Party under the Guarantor Loan Documents, and (bb) a duly completed and signed copy of Internal Revenue Service Form W-8 or W-9 or any successor form, in each case entitling such Guaranteed Party to a complete exemption from United States backup withholding tax on all amounts to be received by such Guaranteed Party under the Guarantor Loan Documents, and (2) from time to time thereafter, prior to the expiration or obsolescence of any previously delivered form or upon any previously delivered form becoming inaccurate or inapplicable, such further duly completed and signed copies of such forms or such other forms or certificates, in each case entitling such Guaranteed Party to exemption from withholding of United States federal income taxes and from United States backup withholding tax to the maximum extent to which such Guaranteed Party is then entitled under Applicable Law. Such Guaranteed Party shall promptly notify the Guarantor and the Administrative Agent if (1) it is required to withdraw or cancel any form or certificate previously submitted by it or any such form or certificate has otherwise become ineffective or inaccurate or (2) payments to it are or will be subject to withholding of United States federal income taxes or United States backup withholding tax to a greater extent than the extent to which payments to it were previously subject. Upon the request of the Guarantor or the Administrative Agent, each

Guaranteed Party that is a United States person (as defined above) shall from time to time submit to the Guarantor and the Administrative Agent, a certificate to the effect that it is such a United States person.

     (B) Notwithstanding anything to the contrary contained herein, the Guarantor shall not be required to pay any additional amount in respect of withholding of United States income taxes or United States backup withholding tax pursuant to Section 1.12(c) (i) or (ii) to any Guaranteed Party (1) except to the extent United States federal income taxes or United States backup withholding tax, as the case may be, is required to be withheld as a result of a Regulatory Change or (2) to the extent such withholding is required because the Guaranteed Party has failed to submit any form or certificate that it is entitled to so submit under Applicable Law.

     (d) EXTENSION OF PAYMENT DATES. Whenever any payment to any Guaranteed Party under the Guarantor Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, such payment shall instead be due on the next succeeding Business Day. If the date any payment under the Guarantor Loan Documents is due is extended (whether by operation of any Guarantor Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

     Section 1.13. CONTINUANCE OF GUARANTY. The obligations of the Guarantor under this Article 1 shall continue in full force and effect until (a) the termination of the Commitments and (b) the indefeasible payment, observance and performance in full of the Guaranteed Obligations.

                                    ARTICLE 2

                     CERTAIN REPRESENTATIONS AND WARRANTIES
                     --------------------------------------

     The Guarantor represents and warrants as follows:

     Section 2.01. ECONOMIC BENEFITS. The execution and delivery by the Agents and the Banks of the Credit Agreement, and the extensions of credit by the Banks thereunder, constitute indirect economic benefit to the Guarantor at least equal to the amount of its obligations under the Guarantor Loan Documents.

                                    ARTICLE 3

                                  MISCELLANEOUS
                                  -------------

     Section 3.01. NOTICES AND DELIVERIES. (a) MANNER OF DELIVERY. All notices, communications and materials (including all Information) to be given or delivered pursuant to the

Guarantor Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telecopy transmissions). Demands under Section 1.01(b) may be by telephone, if promptly confirmed in writing. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the Administrative Agent has acted in reliance on such telephonic notice.

     (b) ADDRESSES. All notices, communications and materials to be given or delivered pursuant to the Guarantor Loan Documents shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

           (i) if to the Guarantor, to it at the address or telecopier or telephone number and to the attention of the individual or department set forth as the notice address for LIN Television in
               Section 9.01 of the Credit Agreement;

          (ii) if to the Administrative Agent, to it at the address or telecopier or telephone number and to the attention of the individual or department set forth as the notice address for the Administrative Agent in Section 9.01 of the Credit Agreement;

         (iii) if to any Bank, to it at the address or telecopier or telephone number and to the attention of the individual or department, set forth below such Bank's name under the heading "Notice Address" on Annex A to the Credit Agreement or, in the case of a Bank that becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment;

or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned "Notice of Change of Address" given to (A) if the party to which such information pertains is the Guarantor, the Administrative Agent and each Bank,
(B) if the party to which such information pertains is the Administrative Agent, the Guarantor and each Bank and (c) if the party to which such information pertains is a Bank, the Guarantor and the Administrative Agent.

     (c) EFFECTIVENESS. Each notice and communication and any material to be given or delivered pursuant to the Guarantor Loan. Documents shall be deemed so given or delivered (i) if sent by registered or certified mail, postage prepaid, return receipt requested, on the fourth Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (ii) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (iii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and (iv) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, except that (A) notices of a change of address, telecopier or telephone number Or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received and (B) notices, communications and materials to be given or delivered to the Administrative Agent or any Bank pursuant to the Guarantor Loan Documents shall not be deemed given or delivered until received by the officer of the Administrative Agent or such Bank responsible, at the time, for the administration of the Loan Documents.

     (d) REASONABLE NOTICE. Any requirement under Applicable Law of reasonable notice by the Guaranteed Parties to the Guarantor of any event in connection with, or in anyway related to, the Loan DOcuments or the exercise by the Guaranteed Parties of any of their rights thereunder shall be met if notice of such event is given to the Guarantor in the manner prescribed above at least 10 days before (i) the date of such event or (ii) the date after which such event will occur.

     Section 3.02. EXPENSES. The Guarantor agrees to pay on demand: (a) all costs and expenses of the Administrative Agent and the Documentation Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, including, without limitation, (i) all due diligence, transportation, computer, duplication, appraisal, audit, consultant, search, filing and recording fees and expenses and (ii) the reasonable fees and expenses of counsel for the Administrative Agent and the Documentation Agent with respect thereto and with respect to advising the Administrative Agent and the Documentation Agent as to their respective rights and responsibilities, or the perfection, protection or preservation of rights or interests, under this Agreement and with respect to negotiations with the Guarantor regarding any Default or any events or circumstances that may give rise to a Default and (b) all costs and expenses of the Agents and the Banks in connection with the enforcement of this Agreement whether in any action, 'suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for any Agent or any Bank with respect thereto).

     Section 3.03. AMOUNTS PAYABLE DUE UPON REQUEST FOR PAYMENT. All amounts payable by the Guarantor under Section 3.02 and under the other provisions of the Guarantor Loan Documents shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof.

     Section 3.04. INTEREST. All amounts due and payable under the Guarantor Loan Documents shall, to the maximum extent permitted by Applicable Law, bear interest at a rate per annum equal to (a) the Base Rate as in effect from time to time plus, unless an Event of Default is continuing, the Applicable Margin or
(b) during an Event of Default, the Post-Default Rate. Notwithstanding the foregoing, nothing contained in the Guarantor Loan Documents shall require the Guarantor at any time to pay interest. at a rate exceeding the Maximum Permissible Rate. If interest payable by the Guarantor on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Interest shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

     Section 3.05. REMEDIES OF THE ESSENCE. The various rights and remedies of the Guaranteed Parties under the Guarantor Loan Documents are of the essence of those agreements, and the Guaranteed Parties shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

     Section 3.06. RIGHTS CUMULATIVE. Each of the rights and remedies of the Guaranteed Parties under the Guarantor Loan Documents shall be in addition to all of their other rights and remedies under the Guarantor Loan Documents and Applicable Law, and nothing in the Guarantor Loan Documents shall be construed as limiting any such rights or remedies.

     Section 3.07. AMENDMENTS; WAIVERS. Any term, covenant, agreement or condition of the Guarantor Loan Documents may be amended, and any right under the Guarantor Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Administrative Agent (in accordance with the terms of the Credit Agreement) and, in the case of an amendment, by the Guarantor. Unless otherwise specified in such waiver, a waiver of any right under the Guarantor Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Guaranteed Parties under the Guarantor Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Guaranteed Parties under the Guarantor Loan Documents or Applicable Law.

     Section 3.08. SET-OFF; SUSPENSION OF PAYMENT AND PERFORMANCE. Each Guaranteed Party is hereby authorized by the Guarantor, at any time and from time to time, without notice, (a) during the continuance of any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of the Guarantor under the Guarantor Loan Documents (whether owing to such Guaranteed Party or to any other Guaranteed Party and whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by such Guaranteed Party or any of its Affiliates to the Guarantor or any of its Wholly Owned Subsidiaries (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States) and (b) during the continuance of any Event of Default, to suspend the payment and performance of such Liabilities owing by such Guaranteed Party or its Affiliates and, in the case of Liabilities that are deposits, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits.

     Section 3.09. ASSIGNMENTS AND PARTICIPATIONS. (a) Assignments. (i) The Guarantor may not assign any of its rights or obligations under the Guarantor Loan Documents without the prior written consent of the Administrative Agent, and no assignment of any such obligation shall release the Guarantor therefrom unless the Administrative Agent shall have consented to such release in a writing specifically referring to the obligation from which the Guarantor is to be released.

          (ii) Each Bank may, in connection with any assignment to any Person of any or all of the Guaranteed Obligations owing to it or its Commitment, in each case in accordance with the terms of the Credit Agreement, assign to such Person any or all of its rights and obligations under the Guarantor Loan Documents and with respect to the Collateral without the ~consent of the Guarantor or any other Guaranteed Party. Any such assignment of any such obligation shall release the Bank therefrom.

     (b) PARTICIPATIONS. Each Bank may, in connection with any grant to any Person of a participation in any or all of the Guaranteed Obligations owing to it or its Commitment, in each case in accordance with the terms of the Credit Agreement, grant to such Person a participation in any or all of its rights under the Guarantor Loan Documents and with respect to the Collateral without the consent of the Guarantor or any other Guaranteed Party.

     (c) RIGHTS OF ASSIGNEES AND PARTICIPANTS. Each assignee of, and each holder of a participation in, the rights of any Bank under the Guarantor Loan Documents and with respect to the Collateral, if and to the extent the applicable assignment or participation agreement so provides, (i) shall, with respect to its assignment or participation, be entitled to all of the rights of a Bank (as fully, in the case of a holder of a participation, as though it were a Bank), subject to any conditions imposed on a Bank hereunder with respect thereto, including delivery of the forms and certificates required under Section 1.12(c)(iii), and (ii) may exercise any and all rights of set-off or banker's lien with respect thereto (as fully, in the case of a holder of a participation, as though the Guarantor were directly indebted to such holder for amounts payable under the Guarantor Loan Documents to which such holder is entitled under the applicable participation agreement); PROVIDED, HOWEVER, that no assignee or holder of a participation shall be entitled to any amounts that would otherwise be payable to it with respect to its assignment or participation under Section 1.12(b) or (c) unless (x) such amounts are payable in respect of Regulatory Changes that are enacted, adopted or issued after the date the applicable assignment or participation agreement was executed or(y) such amounts would have been payable to the Bank that made such assignment or granted such participation if such assignment had not been made or such participation granted.

     Section 3.10. GOVERNING LAW. This Agreement (including matters relating to the Maximum Permissible Rate). shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).

     Section 3.11. JUDICIAL PROCEEDINGS; WAIVER OF JURY TRIAL. Any judicial proceeding brought against the Guarantor with respect to any Guarantor Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Guarantor (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Guarantor Loan Document Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Guarantor hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 3.01(b), and service so made shall be deemed completed on the fourth Business Day after Such service is deposited in the mail. Nothing herein shall affect the right of any Guaranteed Party to serve process in any other manner permitted by law or shall limit the right of any Guaranteed Party to bring proceedings against the Guarantor in the courts of any other jurisdiction. To the extent permitted in accordance with Applicable Law (including Applicable Law relating to jurisdiction and venue), any judicial proceeding by the Guarantor against the Administrative Agent or any Bank involving any Guarantor Loan Document Related Claim shall be brought only in a court located in, in the case of the Administrative Agent, the City and State of New York and, in the case of a Bank, the jurisdiction in which such Bank's principal United States office is located. THE GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY GUARANTOR LOAN DOCUMENT RELATED CLAIM.

     Section 3.12. LIMITATION OF LIABILITY. NO GUARANTEED PARTY SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, ANY LOSS OR DAMAGE SUSTAINED BY THE GUARANTOR THAT MAY OCCUR AS A RESULT OF, IN CONNECTION WITH, OR THAT IS IN ANY WAY RELATED TO, ANY ACT OR FAILURE TO ACT REFERRED TO IN SECTION 1.08.

     Section 3.13. SEVERABILITY OF PROVISIONS. Any provision of the Guarantor Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Guarantor hereby waives any provision of Applicable Law that renders any provision of the Guarantor Loan Documents prohibited or unenforceable in any respect.

     Section 3.14. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

     Section 3.15. SURVIVAL OF OBLIGATIONS. Except as otherwise expressly provided therein, the rights and obligations of the Guarantor and the Guaranteed Parties under the Guarantor Loan Documents shall survive the Repayment Date and the termination of the Security Interest.

     Section 3.16. ENTIRE AGREEMENT. This Agreement embodies the entire agreement among the Guarantor, the Administrative Agent and the Banks relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

     Section 3.17. SUCCESSORS AND ASSIGNS. All of the provisions of this Agreement shall be binding upon and inure to the benefit of the Guarantor and the Guaranteed Parties and their respective successors and assigns.

                                    ARTICLE 4

                                 INTERPRETATION
                                 --------------

     Section 4.01. DEFINITIONAL PROVISIONS. (a) CERTAIN TERMS DEFINED BY REFERENCE. Except in the case of "Agreement", "Agreement Date", "Collateral", "Representation and Warranty" and "Security Interest" and as otherwise specified herein, all terms defined in the Credit Agreement are used herein with the meanings therein ascribed to them.

     (b) OTHER DEFINED TERMS. For purposes of this Agreement:

     "AGREEMENT" means this Agreement, including all schedules, annexes and exhibits hereto.

     "AGREEMENT DATE" means the date set forth as such on the last signature page hereof, which date is the date the executed copies of this Agreement were delivered by all parties hereto and, accordingly, the date this Agreement became effective and, for the first time, binding upon such parties.

     "COLLATERAL" means all property in which the Loan Documents create or purport to create a Lien.

     "CREDIT AGREEMENT" means the Credit Agreement, dated as of November 30, 1994, as amended and restated as of September 26, 1996, among LWWI Broadcasting Inc., LIN Television Corporation, the banks listed on the signature pages thereof, The Bank of Nova Scotia, Barclays Bank PLC, Fleet National Bank and NationsBank of Texas, N.A., as Co-Agents, The Bank of New York, The Chase Manhattan Bank, Citicorp Securities, Inc., and Toronto Dominion (New York), Inc., as Arranging Agents, The Bank of New York, as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, and The Chase Manhattan Bank, as Syndication Agent.

     "GUARANTEED OBLIGATIONS" means all Liabilities of the Borrower owing to, or in favor or for the benefit of, or purporting to be owing to, or in favor or for the benefit of, the Guaranteed Parties under the Loan Documents and under any Interest Rate Protection Agreement to which any Bank is a party, in each case
(i) WHETHER NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, (ii) whether owing to, or in favor or for the benefit of, or purporting to be owing to or in favor or for the benefit of, Persons that are Guaranteed Parties as of the Agreement Date or that become Guaranteed Parties by reason of any succession or assignment at any time thereafter and (iii) WHETHER OR NOT AN ALLOWABLE CLAIM AGAINST THE BORROWER UNDER THE BANKRUPTCY CODE OR

OTHERWISE ENFORCEABLE AGAINST THE BORROWER, AND INCLUDING, IN ANY EVENT, INTEREST AND OTHER LIABILITIES ACCRUING OR ARISING AFTER THE FILING BY OR AGAINST THE BORROWER OF A PETITION UNDER THE BANKRUPTCY CODE OR THAT WOULD HAVE SO ACCRUED OR ARISEN BUT FOR THE FILING OF SUCH A PETITION.

     "GUARANTEED PARTIES" means all Persons that are, or at any time were, an Agent, a Bank or any other Indemnified Person.

     "GUARANTOR" means LIN Television Corporation, a Delaware corporation.

     "GUARANTOR LOAN DOCUMENT RELATED CLAIM" means any claim (whether civil, criminal or administrative and whether sounding in tort, contract or otherwise) in any way arising out of, related to, or connected with, the Guarantor Loan Documents or the relationships established thereunder, whether such claim arises or is asserted before or after the Agreement Date or before or after the Repayment Date or before or after the release of the Security Interest.

     "GUARANTOR LOAN DOCUMENTS" means the Loan Documents to which the Guarantor is a party.

     "REPRESENTATION AND WARRANTY" means each representation or warranty made pursuant to or under (i) Article 2 or any other provision of this Agreement or
(ii) any amendment to, or waiver of rights under, this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (i) OR
(ii) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE GUARANTOR.

     "SECURITY INTEREST" means the Liens created, or purported to be created, by the Guarantor Loan Documents.

     Section 4.02. OTHER INTERPRETIVE PROVISIONS. (a) Except as otherwise specified herein, all references herein (i) to any Person shall be deemed to include such Person's successors and assigns, (ii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iii) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any instrument, any other instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

     (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this "Annex" Agreement, and the words "Article", "Section",

"Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

     (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

     (d) Any item or list of items set forth following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

     (e) Each authorization in favor of the Guaranteed Parties or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

     (f) Except as otherwise indicated, any reference herein to the "Guaranteed Obligations", the "Guarantor Loan Documents", the "Guaranteed Parties" or any other collective or plural term shall be deemed a reference to each and every item included within the category described by such collective or plural term, so that (i) a reference to the "Guaranteed Obligations" or the "Guaranteed Parties" shall be deemed a reference to any or all of the Guaranteed Obligations or the Guaranteed Parties, as the case may be, and (ii) a reference to the "obligations" of the Guarantor under the "Guarantor Loan Documents" shall be deemed a reference to each and every obligation under each and every Guarantor Loan Document, whether any such obligation is incurred under one; some or all of the Guarantor Loan Documents.

     (g) Except as otherwise specified herein, all references herein to any Guaranteed Party or any Loan Party shall be deemed to refer to such Person however designated in the Loan Documents, so that (i) a reference to rights of a Guaranteed Party under the Guarantor Loan Documents shall be deemed to include the rights of such Person as a Principal and, in the case of the Administrative Agent, as the Secured Party under the Security Agreement to which the Guarantor is a party, (ii) a reference to costs incurred by a Guaranteed Party in connection with the Guarantor Loan Documents shall be deemed to include costs incurred by such Person as a Principal and, in the case of the Administrative Agent, as the Secured Party under the Security Agreement to which the Guarantor is a party and (iii) a reference to the obligations of the Guarantor under the Guarantor Loan Documents shall be deemed to include the obligations of such

Person as the Pledgor under the Security Agreement to which the Guarantor is a party.

     (h) Except as otherwise specified therein, all terms defined in this Agreement shall have the meanings herein ascribed to them when used in any certificate, opinion or other document delivered pursuant hereto or thereto.

     Section 4.03. REPRESENTATIONS AND WARRANTIES. All Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at.the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

     Section 4.04. CAPTIONS. Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.

                                    LIN TELEVISION CORPORATION

                                    By:
                                       --------------------------------------
                                       Name: Deborah R. Jacobson
                                       Title: Vice President - Treasurer

                                    TORONTO DOMINION (TEXAS), INC.,
                                       as Administrative Agent, acting both on
                                       its own behalf as the Administrative
                                       Agent and as the agent for the other
                                       Agents and the Banks

                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                    Agreement Date: